READY CASH INVESTMENT FUND
Exchange Shares

Prospectus

June 1, 1997

Not FDIC Insured

This Prospectus offers Exchange Shares of Ready Cash Investment Fund (the "Fund"), a separate diversified money market portfolio of Norwest Funds (the "Trust"), which is a registered, open-end, management investment company.

The Fund seeks to achieve its investment objective by investing all of its investable assets in a separate portfolio of another registered, open-end, management investment company with the same investment objective. See "Prospectus Summary" and "Other Information - Core and Gateway(R) Structure."

This Prospectus sets forth concisely the information concerning the Trust and the Fund that a prospective investor should know before investing. The Trust has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information ("SAI") dated June 1, 1997, as may be amended from time to time, which is available for reference on the SEC's Web Site
(http://www.sec.gov) and which contains more detailed information about the Trust and the Fund and is incorporated into this Prospectus by reference. An investor may obtain a copy of the SAI without charge by contacting the Trust's distributor, Forum Financial Services, Inc., at Two Portland Square, Portland, Maine 04101 or by calling (207) 879-0001. Investors should read this Prospectus and retain it for future reference.

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

                                TABLE OF CONTENTS
1.   Prospectus Summary..........................2            6.  Purchases of Shares.........................17
2.   Financial Highlights........................5            7.  Redemptions of Shares.......................19
3.   Investment Objective and Policies...........6            8.  Exchanges...................................21
4.   Management..................................12           9.  Dividends and Tax Matters...................22
5.   Characteristics of the Shares...............14           10. Other Information...........................23

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NORWEST  FUNDS IS A FAMILY OF MUTUAL  FUNDS.  THE SHARES OF MUTUAL FUNDS ARE NOT
INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE SYSTEM OR ANY OTHER GOVERNMENT AGENCY. THE SHARES ALSO ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY NORWEST BANK MINNESOTA, N.A. OR ANY OTHER BANK OR BANK AFFILIATE.

AN INVESTMENT IN SHARES OF ANY MUTUAL FUND IS SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1.  PROSPECTUS SUMMARY

HIGHLIGHTS OF THE FUND

THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS.

INVESTMENT OBJECTIVE AND POLICIES. The Fund seeks to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity. This objective is pursued by investing in a broad spectrum of high quality money market instruments of United States and foreign issuers.

The Fund seeks to achieve its investment objective by investing all of its investable assets in Prime Money Market Portfolio (the "Core Portfolio"), a separate portfolio of Core Trust (Delaware) ("Core Trust"), a registered, open-end, management investment company, that has the same investment objective and substantially similar investment policies as the Fund. Accordingly, the Fund's investment experience will correspond directly with the investment experience of Prime Money Market Portfolio. See "Other Information - Core and Gateway Structure."

INVESTMENT  ADVISER.   Norwest  Investment  Management,   Inc.  ("Norwest"),   a
subsidiary of Norwest Bank Minnesota, N.A. ("Norwest Bank"), is the Fund's investment adviser. The Adviser also is the investment adviser of the Core
Portfolio. The Adviser provides investment advice to various institutions, pension plans and other accounts and, as of June 1, 1997, managed over $42.6 billion in assets. See "Management - Investment Advisory Services." Norwest Bank serves as transfer agent, dividend disbursing agent and custodian of the Trust, and serves as the custodian of the Core Portfolio. See "Management - Shareholder Servicing and Custody." The Fund incurs investment advisory fees indirectly through the investment advisory fees paid by Prime Money Market Portfolio.

FUND MANAGEMENT AND ADMINISTRATION. The manager of the Trust and distributor of its shares is Forum Financial Services, Inc. ("Forum"), a registered broker-dealer and member of the National Association of Securities Dealers, Inc. Forum Administrative Services, Limited Liability Company ("FAS") provides administrative services for the Fund and also serves as administrator of the Core Portfolio. See "Management - Management, Administration and Distribution Services."

SHARES OF THE FUND. This prospectus offers exchange class shares ("Exchange Shares") of the Fund. The Fund offers two other separate classes of shares:
investor class shares ("Investor Shares") and institutional class shares ("Institutional Shares"). Investor and Institutional Shares are offered by separate prospectuses. Shares of each class of the Fund have identical interests in the investment portfolio of the Fund and, with certain exceptions, have the same rights. See "Other Information - The Trust and Its Shares."

PURCHASES  OF SHARES.  The minimum  initial  investment  in  Exchange  Shares is
$1,000. The minimum subsequent investment is $100. Exchange Shares may be purchased only through an exchange privilege available to shareholders of B class shares of certain funds of the Trust ("B Shares") and are offered at a price equal to their net asset value on each business day of the Fund solely to those shareholders in exchange for B Shares held by the shareholders. Exchange Shares are subject to a contingent deferred sales charge imposed on most redemptions made within a certain number of years of the purchase of the B Shares that were first purchased by the shareholder and then exchanged, either directly or indirectly through a series of exchanges, for the Exchange Shares (the "original B Shares"). Exchange Shares pay a distribution services fee at an annual rate not to exceed 0.75%, and a maintenance fee in an amount equal to 0.25%, of the Exchange Shares' average daily net assets. Exchange Shares automatically convert to Investor Shares of the Fund a certain number of years after the end of the calendar month in which the original B Shares were purchased. See "Characteristics of the Shares."

REDEMPTIONS. Exchange Shares may be redeemed at their net asset value on each business day of the Fund but are subject to any applicable contingent deferred sales charge. See "Redemptions of Shares."

EXCHANGES. Shareholders may exchange Exchange Shares for B Shares of certain other funds of the Trust. See "Exchanges."

DIVIDENDS. Dividends of the Fund's net investment income are declared daily and paid monthly. The Fund's net capital gain, if any, is distributed annually. All dividends and distributions are reinvested in additional shares of the Fund unless the shareholder elects to have them paid in cash. See "Dividends and Tax Matters."

CERTAIN INVESTMENT CONSIDERATIONS AND RISK FACTORS. There can be no assurance that the Fund or Core Portfolio will achieve its investment objective or maintain a stable net asset value. An investment in the Fund involves certain risks, depending on the types of investments made and the types of investment techniques employed. All investments made by the Fund entail some risk. Certain investments and investment techniques, however, entail additional risks, such as investments in foreign issuers. See "Investment Objective and Policies - Investment Policies - Foreign Instruments." The amount of income earned by the Fund will tend to vary with changes in prevailing interest rates. For more details about the Fund, its investments and their risks, see "Investment Objective and Policies."

By pooling its assets in the Core Portfolio with other institutional investors, the Fund may be able to achieve certain efficiencies and economies of scale that it could not achieve by investing directly in securities. Nonetheless, these investments could have adverse effects on the Fund which investors should consider. See "Other Information - Core and Gateway Structure -- Certain Risks of Investing in Core Portfolios."

EXPENSE INFORMATION

The purpose of the following table is to assist investors in understanding the expenses that an investor in Exchange Shares of the Fund will bear directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES

     Maximum sales charge imposed on purchases
      (as a percentage of offering price)                                Zero
     Maximum deferred sales charge
      (as a percentage of the lesser of original
      purchase price or redemption proceeds)                             4.0%(1)
     Exchange Fee                                                        Zero

ANNUAL FUND OPERATING EXPENSES(2)
         (as a percentage of average daily net assets)

Investment Advisory Fees                                                   None
Rule 12b-1 Fees (after fee waivers)(3)                                     0.75%
Other Expenses (after reimbursements)                                      0.46%
Investment Advisory Fees - Core Portfolio(4)                               0.34%
Other Expenses - Core Portfolio (after reimbursements)(5)(6)               0.02%
                                                                           -----
Total Operating Expenses (after reimbursements)(4)(5)                      1.57%

(1) The maximum 4.0% contingent deferred sales charge imposed on Exchange Shares applies to redemptions of Exchange Shares that were purchased in exchange of original B Shares of certain funds of the Trust. The maximum contingent deferred sales charge imposed on B Shares of other funds of the Trust is 4.0%. The charge declines from its maximum after the first year following the purchase of the original B Shares and declines continuously thereafter, reaching zero after a certain number of years. The amount of the contingent deferred sales charge applicable to any Exchange Share will depend upon the deferred sales charge schedule applicable to the original B Shares which is contained in the applicable fund's prospectus. See "Characteristics of the Shares."
(2) For a further description of the various expenses associated with investing in the Fund, see "Management." Expenses associated with Institutional and Investor Shares of the Fund differ from those of Exchange Shares listed in the table. The amounts of expenses are based on amounts incurred during the Fund's most recent fiscal year ended May 31, 1996, restated to reflect current fees. The Fund indirectly bears its pro rata expenses of the Core Portfolio.
(3) Absent fee waivers, "Rule 12b-1 Fees" would be 1.00%. Long-term shareholders of Exchange Shares may pay aggregate sales charges totaling more than the economic equivalent of the maximum front-end sales charges permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

(4) "Investment Advisory Fees - Core Portfolio" reflect the investment advisory fee of the Core Portfolio and absent fee waivers, would be 0.34%.
(5) Norwest and Forum have agreed to waive their respective fees or reimburse expenses in order to maintain the Fund's total combined operating expenses through May 31, 1998 at or below 1.57%.
(6) Absent estimated expense reimbursements and fee waivers, the expenses of Exchange Shares would be: "Other Expenses, 3.40%; "Other Expenses -- Core Portfolio," 0.12%; and Total Operating Expenses, 4.86%. "Other Expenses" include transfer agency fees payable to Norwest Bank of 0.25%. Except as otherwise noted, expense reimbursements and fee waivers are voluntary and may be reduced or eliminated at any time.

EXAMPLE

The following is a hypothetical example that indicates the dollar amount of expenses that an investor would pay, assuming a $1,000 investment in the Fund's Shares, the expenses listed in the "Annual Fund Operating Expenses" table, a 5% annual return and reinvestment of all dividends and distributions. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN INDICATED. The 5% annual return is not predictive of and does not represent the Fund's projected returns; rather, it is required by government regulation.

                                                         1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                                         ------       -------       -------       --------
Assuming redemption at the end of the period               57            80           108           187
Assuming no redemption                                     16            50            86           187

2.  FINANCIAL HIGHLIGHTS

The following table provides financial highlights for the Fund. This information represents selected data for a single Exchange Share outstanding for the periods shown. Information for the period ended November 30, 1996 is unaudited and information for the periods ended May 31, 1994, 1995 and 1996, was audited by KPMG Peat Marwick LLP, independent auditors. The Funds financial statements for the period ended November 30, 1996 are contained in the Fund's Semi-Annual Report. The Fund's financial statements for the fiscal year ended May 31, 1996, and independent auditors' report thereon, are contained in the Fund's Annual Report. These financial statements are incorporated by reference into the SAI. The Semi-Annual and Annual Reports may be obtained upon request without charge.


                                                                Ready Cash Investment Fund
                                             ------------------------------------------------------------------
                                              Period Ended               Year Ended              Period Ended
                                              November 30,                May 31,                   May 31,
                                             ...............    .............................    ..............
                                                 1996*               1996           1995            1994(a)
                                             ---------------    --------------- -------------    --------------

Beginning Net Asset Value per Share              $1.00              $1.00         $1.00              $1.00
Net Investment Income                             0.020              0.043         0.038              0.001
Dividends from Net Investment Income             (0.020)            (0.043)       (0.038)            (0.001)
Ending Net Asset Value per Share                 $1.00              $1.00         $1.00              $1.00
Ratios to Average Net Assets:
   Expenses(b)                                    1.57%(c)           1.57%         1.57%              1.53%(c)
   Net Investment Income                          3.99%(c)           4.32%         3.62%              2.48%(c)
Total Return                                      4.06%(c)           4.38%         3.69%              2.51%(c)
Net Assets at End of Period (000s omitted)        $155               $129          $160               $151

 ...................................................................................................................

*    Unaudited.
(a)  The Fund commenced the offering of Exchange Shares on May 9, 1994.
(b)  During the periods,  various fees and expenses were waived and  reimbursed, respectively.  Had these waivers and reimbursements not occurred, the ratio of expenses to average net assets would have been:
        Expenses                                  2.77%(c)          8.24%         6.32%             1.85%(c)
(c)  Annualized.


3.  INVESTMENT OBJECTIVE AND POLICIES

There can be no assurance that the Fund or Core Portfolio will achieve its investment objective or maintain a stable net asset value of $1.00 per share.

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

INVESTMENT POLICIES

The Fund currently pursues its investment objective by investing all of its investable assets in Prime Money Market Portfolio, which has the same investment objective and substantially similar investment policies as the Fund. Because the Fund and Prime Money Market Portfolio seek to maintain a rating from at least one nationally recognized statistical rating organization ("NRSRO"),they may be limited in the type and amount of permissible securities (as described below) which they may purchase. The Core Portfolio invests in a broad spectrum of high quality money market instruments of United States and foreign issuers. Although the following discusses the investment policies of Prime Money Market Portfolio, it applies equally to the Fund.

OBLIGATIONS OF FINANCIAL INSTITUTIONS. The Portfolio may invest in obligations of financial institutions. These include negotiable certificates of deposit, bank notes, bankers' acceptances and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly owned banking-related subsidiaries of foreign banks. The Portfolio limits its investments in obligations of financial institutions (including their branches, agencies and subsidiaries) to institutions which at the time of investment have total assets in excess of one billion dollars, or the equivalent in other currencies. Investments in foreign bank obligations are limited to banks, branches and subsidiaries located in countries which Norwest believes do not present undue risk.

Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bank notes are a debt obligation of a bank. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Portfolio but may be subject to early withdrawal penalties which could reduce the Portfolio's yield. Unless there is a readily available market for them, deposits that are subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities.

The Portfolio normally will invest more than 25% of its total assets in the obligations of domestic and foreign financial institutions, their holding companies, and their subsidiaries. This concentration may result in increased exposure to risks pertaining to the banking industry. These risks include a sustained increase in interest rates, which can adversely affect the availability and cost of a bank's lending activities; exposure to credit losses during times of economic decline; concentration of loan portfolios in certain industries; regulatory developments; and competition among financial institutions. The Portfolio may not invest more than 25% of its total assets in any other single industry.

UNITED STATES GOVERNMENT SECURITIES. The Portfolio may invest without limit in United States Government Securities. The U.S. Government Securities in which the Portfolio may invest include U.S. Treasury Securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association. In addition, the U.S. Government Securities in which the Portfolio may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit.

U.S. GOVERNMENT AND OTHER RELATED ZERO-COUPON SECURITIES. The Portfolio may invest without limit in U.S. Government and Other Related Zero-Coupon Securities. The Portfolio may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury under the Treasury's Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. In addition, the Portfolio may invest in other types of related zero-coupon securities. For instance, a number of banks and brokerage firms separate the principal and interest portions of U.S. Treasury securities and sell them separately in the form of receipts or certificates representing undivided interests in these instruments. These instruments are generally held by a bank in a custodial or trust account on behalf of the owners of the securities and are known by various names, including Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). The Portfolio will not invest more than 35% of its total assets in zero-coupon securities other than those issued through the STRIPS program.

FOREIGN GOVERNMENT SECURITIES. The Portfolio may invest in U.S. dollar denominated obligations issued or guaranteed by the governments of countries which Norwest believes do not present undue risk or of those countries' political subdivisions, agencies or instrumentalities. The Portfolio may also invest in the obligations of supranational organizations such as the International Bank for Reconstruction and Development (the "World Bank") and the Inter-American Development Bank.

MUNICIPAL BONDS. The Portfolio may invest without limit in municipal bonds which can be classified as either "general obligation" or "revenue" bonds. General obligation bonds are secured by a municipality's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Municipal bonds include industrial development bonds. Municipal bonds may also be "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer is unable to meet its obligations under the bonds from current revenues, it may draw on a reserve fund that is backed by the moral commitment (but not the legal obligation) of the state or municipality that created the issuer.

The Portfolio may invest in tax-exempt industrial development bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the municipality. The payment of the principal and interest on these bonds is dependent solely on the ability of an initial or subsequent user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The Portfolio will acquire private activity securities only if the interest payments on the security are exempt from federal income taxation (other than the Alternative Minimum Tax (AMT)).

MUNICIPAL NOTES. The Portfolio may invest without limit in municipal notes, which may be either "general obligation" or "revenue" securities, are intended to fulfill short-term capital needs and generally have original maturities not exceeding one year. They include tax anticipation notes, revenue anticipation notes (which generally are issued in anticipation of various seasonal revenues), bond anticipation notes, construction loan notes and tax-exempt commercial paper. Tax-exempt commercial paper generally is issued with maturities of 270 days or less at fixed rates of interest.

MUNICIPAL LEASES. The Portfolio may invest without limit in municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Lease and installment purchase or conditional sale contracts (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Generally, the Portfolio will invest in municipal lease obligations through certificates of participation.

CORPORATE DEBT SECURITIES. The Portfolio may invest in corporate debt obligations of domestic or foreign issuers, including commercial paper (short-term promissory notes) issued by companies to finance their, or their affiliates', current obligations and corporate notes and bonds. The Portfolio may invest in privately issued commercial paper or other corporate instruments which are restricted as to disposition under the federal securities laws. Any sale of this paper may not be made absent registration under the Securities Act of 1933 or the availability of an appropriate exemption therefrom. Some of these restricted securities, however, are eligible for resale to institutional investors, and accordingly, a liquid market may exist for them. Pursuant to guidelines adopted by the Board, Norwest will determine whether each such investment is liquid.

PARTICIPATION INTERESTS. The Portfolio may purchase from financial institutions participations in loans or securities. A participation interest gives a Portfolio an undivided interest in the loan or security in the proportion that the Portfolio's interest bears to the total principal amount of the security. For certain participation interests a Portfolio will have the right to demand payment, on not more than seven days' notice, for all or a part of the Portfolio's participation interest. The Portfolio intends to exercise any demand rights it may have only upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Portfolio's investment portfolio. The Portfolio will not invest more than 10% of its total assets in participation interests in which the Portfolio does not have demand rights.

FOREIGN INSTRUMENTS. The Portfolio's investments in securities of foreign entities may involve certain risks that are different from investments in domestic securities. These risks may include unfavorable political and economic developments; the imposition of foreign withholding taxes on interest income payable on these securities; the seizure or nationalization of foreign deposits; the existence of accounting, auditing and financial reporting standards which are not comparable to those of U.S. issuers; and the establishment of exchange controls, interest limitations or other foreign governmental restrictions which affect adversely the payment of principal and interest on these securities. In addition, there may be less public information available about foreign issuers. Norwest considers these factors when making investments in foreign instruments. The Portfolio has no limit on the amount of its foreign assets which may be invested in any one type of foreign instrument or in any foreign country;
however, to the extent the Portfolio concentrates its assets in a foreign country, these risks will be increased.

ADDITIONAL INVESTMENT POLICIES AND RISK CONSIDERATIONS

The Fund's (and Core Portfolio's) investment objective and all investment policies of the Fund (and Core Portfolio) that are designated as fundamental may not be changed without approval of the holders of a majority of the outstanding voting securities of the Fund (or Core Portfolio). A majority of the outstanding voting securities means the lesser of 67% of the shares present or represented at a meeting at which the holders of more than 50% of the outstanding shares are present or represented, or more than 50% of the outstanding shares. Except as otherwise indicated, investment policies of the Fund (and Core Portfolio) are not deemed to be fundamental and may be changed by the Board of Trustees of the Trust (the "Board") or the board of trustees of Core Trust (the "Core Board"), as applicable, without shareholder approval.

Unless otherwise indicated, the discussion below of the investment policies of the Core Portfolio refers to the investment policies of the Fund. A further description of the Fund's and Core Portfolio's investment policies, including additional fundamental policies, is contained in the SAI.

The Portfolio may enter into repurchase agreements, may enter into reverse repurchase agreements (which are considered borrowings), may lend their securities and may purchase securities on a forward commitment basis as described below. As a fundamental policy, the Portfolio may borrow money for temporary or emergency purposes (including the meeting of redemption requests), but not in excess of 33 1/3% of the value of the Portfolio's total assets. Borrowing for other than meeting redemption requests will not exceed 5% of the value of a Portfolio's net assets. The Portfolio is permitted to invest in other investment companies which intend to comply with Rule 2a-7 and have substantially similar investment objectives and policies.

The Portfolio's use of repurchase agreements, reverse repurchase agreements, securities lending and forward commitments entails certain risks not associated with direct investments in securities. For instance, in the event that bankruptcy or similar proceedings were commenced against a counterparty in these transactions or a counterparty defaulted on its obligations, the Portfolio might suffer a loss. Failure by the other party to deliver a security purchased by the Portfolio may result in a missed opportunity to make an alternative investment. Norwest monitors the creditworthiness of counterparties to these transactions and intends to enter into these transactions only when it believes the counterparties present minimal credit risks and the income to be earned from the transaction justifies the attendant risks.

As part of its regular banking operations, Norwest Bank may make loans to public companies. Thus, it may be possible, from time to time, for the Portfolio to hold or acquire the securities of issuers which are also lending clients of Norwest. A lending relationship will not be a factor in the selection of portfolio securities for the Portfolio.

GENERAL MONEY MARKET FUND GUIDELINES. The Portfolio invests only in high quality, short-term money market instruments that are determined by Norwest, pursuant to procedures adopted by the Board or Core Board, as applicable, to be eligible for purchase and to present minimal credit risks. The Portfolio will invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act")) and will maintain a dollar-weighted average portfolio maturity of 90 days or less. Securities with ultimate maturities of greater than 397 days may be purchased in accordance with Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government Securities, as described below, may be purchased. The securities in which the Portfolio may invest may have fixed, variable or floating rates of interest.

Except to the limited extent permitted by Rule 2a-7 and except for U.S. Government Securities, the Portfolio will not invest more than 5% of its total assets in the securities of any one issuer. Also, the Portfolio may not purchase a security if the value of all securities held by the Portfolio and issued or guaranteed by the same issuer (including letters of credit in support of a security) would exceed 10% of the Portfolio's total assets. In addition, to ensure adequate liquidity, the Portfolio may not invest more than 10% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days. Under the supervision of the Board or Core Board, the Norwest determines and monitors the liquidity of portfolio securities.

As used herein, high quality instruments include those that: (i) are rated (or, if unrated, are issued by an issuer with comparable outstanding short-term debt that is rated) in one of the two highest rating categories by two NRSROs or, if only one NRSRO has issued a rating, by that NRSRO; or (ii) are otherwise unrated and determined by Norwest, pursuant to guidelines adopted by the Core Board, to be of comparable quality. The Portfolio will invest at least 95% of its total assets in securities in the highest rating category as determined pursuant to Rule 2a-7. A description of the rating categories of Standard & Poor's, Moody's Investors Service and certain other NRSROs is contained in the SAI.

The market value of the interest-bearing debt securities held by the Portfolio, including municipal securities, will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates; i.e., a decline in interest rates produces an increase in market value, while an increase in rates produces a decrease in market value. Moreover, the longer the remaining maturity of a security, the greater will be the effect of interest rate changes on the market value of that security. In addition, changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of debt securities, including municipal securities, are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. The possibility exists, therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may be materially affected.

Although the Portfolio only invests in high quality money market instruments, an investment in the Portfolio is subject to risk even if all securities in the Portfolio's investment portfolio are paid in full at maturity. All money market instruments, including U.S. Government Securities, can change in value as a result of changes in interest rates and/or the issuer's actual or perceived creditworthiness.

REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements, which are transactions in which a Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally one to seven days later. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased security. The Trust's custodian maintains possession of the underlying collateral, which is maintained at not less than 100% of the repurchase price.

LENDING OF PORTFOLIO SECURITIES. The Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions. Securities loans must be continuously secured by cash or U.S. Government Securities with a market value, determined daily, at least equal to the value of the Fund's securities loaned, including accrued interest. A Portfolio receives interest in respect of securities loans from the borrower or from investing cash collateral. The Portfolio may pay fees to arrange the loans. The Portfolio may not lend portfolio securities in excess of 33 1/3% of the value of the Fund's total assets. Generally, the lending of portfolio securities involves risks similar to, but slightly greater than, those involved in entering into repurchase agreements.

FORWARD COMMITMENTS. The Portfolio may purchase securities on a when-issued or delayed delivery basis (forward commitments). Securities so purchased are subject to market price fluctuation from the time of purchase but no interest on the securities accrues to the Portfolio until delivery and payment take place. Accordingly, the value of the securities on the delivery date may be more or less than the purchase price. Forward commitments will be entered into only when the Portfolio has the intention of actually acquiring the securities, but the Portfolio may sell the securities before the settlement date if deemed advisable. In addition, forward commitments will not be entered into if the aggregate of the commitments exceeds 15% of the value of the Fund's total assets.

REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements, which are transactions in which a Portfolio sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no specified repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Portfolio will use the proceeds of reverse repurchase agreements only to fund redemptions or to make investments which generally either mature or have a demand feature to resell to the issuer on a date not later than the expiration of the agreement. Interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Portfolio with those monies.

VARIABLE AND FLOATING RATE SECURITIES. The securities in which the Portfolio invests may have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The interest paid on these securities is a function primarily of the indexes or market rates upon which the interest rate adjustments are based. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities purchased by the Portfolio may be tied to Treasury or other government securities or indices on those securities as well as any other rate of interest or index.

There may not be an active secondary market for any particular floating or variable rate instrument which could make it difficult for the Portfolio to dispose of the instrument if the issuer defaulted on its repayment obligation during periods that the Portfolio is not entitled to exercise any demand rights it may have. The Portfolio could, for this or other reasons, suffer a loss with respect to an instrument. Norwest monitors the liquidity of the Fund's investments in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

The Portfolio also may purchase variable and floating rate demand notes of corporations, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay their outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

MORTGAGE- AND ASSET-BACKED SECURITIES. The Portfolio may purchase fixed or adjustable rate mortgage or other asset-backed securities, including securities backed by automobile loans, equipment leases or credit card receivables. These securities may be U.S. Government Securities or privately issued and directly or indirectly represent a participation in, or are secured by and payable from, fixed or adjustable rate mortgage or other loans which may be secured by real estate or other assets. Unlike traditional debt instruments, payments on these securities may include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities. Some adjustable rate securities (or the underlying loans) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security.

ZERO-COUPON SECURITIES. The Portfolio may invest in zero-coupon securities (such as Treasury bills), which are securities that are sold at original issue discount and pay no interest to holders prior to maturity, but the Portfolio must include a portion of the original issue discount of the security as income. Because the Portfolio distributes substantially all of its net investment income, the Portfolio may have to sell portfolio securities to distribute imputed income, which may occur at a time when Norwest would not have chosen to sell such securities and which may result in a taxable gain or loss. Zero-coupon securities may be subject to greater fluctuation of market value than the other securities in which the Portfolio may invest.

4.  MANAGEMENT

The business of the Trust is managed under the direction of the Board of Trustees, and the business of the Core Portfolio is managed under the direction of the Core Board. The Board formulates the general policies of the Fund and meets periodically to review the results of the Fund, monitor investment activities and practices and discuss other matters affecting the Fund and the Trust. The Board consists of eight persons.

INVESTMENT ADVISORY SERVICES

NORWEST INVESTMENT MANAGEMENT. Subject to the general supervision of the Board, Norwest Investment Management, Inc. makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. Norwest provides its investment advisory services indirectly to the Fund through its investment advisory services to the Core Portfolio. Norwest, which is located at Norwest Center, Sixth Street and Marquette, Minneapolis, Minnesota 55479, is an indirect subsidiary of Norwest Corporation, a multi-bank holding company that was incorporated under the laws of Delaware in 1929. As of March 31, 1997, Norwest Corporation had assets of $83.6 billion which made it the 11th largest bank holding company in the United States. As of December 31, 1996, Norwest and its affiliates managed assets with a value of approximately $42.6 billion.

PORTFOLIO MANAGERS. Many persons on the advisory staff of Norwest contribute to the investment services provided to the Fund and the Core Portfolio. The following persons, however, are primarily responsible for day-to-day management and, unless otherwise noted, have been since the inception of the Fund or Portfolio. For periods prior to June 1, 1997, all persons associated with Norwest served in their current positions with Norwest Bank. Prior to that date Norwest Bank was the Fund's investment adviser. In addition to their responsibilities as listed below, each of the portfolio managers may perform other portfolio management duties for Norwest Bank.

DAVID D. SYLVESTER and LAURIE R. WHITE. Mr. Sylvester has been associated with Norwest for 16 years, the last 8 years as a Vice President and Senior Portfolio Manager. He has over 20 years' experience in managing securities portfolios. Ms. White has been a Vice President and Senior Portfolio Manager of Norwest since 1991; from 1989 to 1991, she was a Portfolio Manager at Richfield Bank and Trust. Ms. White began serving as a portfolio manager in 1991.

ADVISORY FEES. For its services, Norwest receives investment advisory fees from the Core Portfolio at an annual rate of 0.40% of the first $300 million of the Core Portfolios' average daily net assets, 0.36% of the next $400 million of the Core Portfolios' average daily net assets and 0.32% of the Core Portfolios' remaining average daily net assets.

The Fund may withdraw its investments from the Core Portfolio at any time if the Board determines that it is in the best interests of the Fund to do so. See "Other Information - Core and Gateway Structure." Accordingly, the Fund has retained Norwest as its investment adviser. In the event that the Fund was to withdraw its assets from the Core Portfolio, Norwest would receive an investment advisory fee at the same rate as it receives from the Core Portfolio.

MANAGEMENT, ADMINISTRATION AND DISTRIBUTION SERVICES

As manager, Forum supervises the overall management of the Trust (including the Trust's receipt of services for which the Trust is obligated to pay) other than investment advisory services. In this capacity Forum provides the Trust with general office facilities, provides persons satisfactory to the Board to serve as officers of the Trust and oversees the performance of administrative and professional services rendered to the Fund by others, including the Fund's custodian, transfer agent, accountants, auditors and legal counsel. FAS is responsible for performing certain administrative services necessary for the Trust's operations with respect to the Fund including, but not limited to: (i) preparing and printing updates of the Trust's registration statement and prospectuses, the Trust's tax returns, and reports to its shareholders, the SEC and state securities administrators; (ii) preparing proxy and information statements and any other communications to shareholders; (iii) monitoring the sale of shares and ensuring that such shares are properly and duly registered with the SEC and applicable state securities administrators; and (iv) determining the amount of and supervising the declaration of distributions to shareholders.

As of June 1, 1997, Forum and FAS provided management and administrative services to registered investment companies and collective investment funds with assets of approximately $19 billion. Forum is a member of the National Association of Securities Dealers, Inc. For their services Forum and FAS each receives a fee with respect to the Fund at an annual rate of 0.05% of the first $300 million of the Fund's average daily net assets, 0.375% of the next $400 million of the Fund's average daily net assets and 0.025% of the Fund's remaining average daily net assets. FAS also serves as an administrator of the Core Portfolio and provides services to the Core Portfolio that are similar to those provided to the Fund by Forum and FAS. For its services FAS receives a fee with respect to the Core Portfolio at an annual rate of 0.10% of the Portfolio's average daily net assets.

Pursuant to a separate agreement, Forum Accounting Services, Limited Liability Company ("Forum Accounting") provides portfolio accounting services to the Fund and to the Core Portfolio. Forum, FAS, and Forum Accounting are members of the Forum Financial Group of companies which together provide a full range of services to the investment company and financial services industry. As of June 1, 1997, Forum, FAS and Forum Accounting were controlled by John Y. Keffer, President and Chairman of the Trust.

Pursuant to a separate Distribution Services Agreement, Forum is the exclusive representative of the Trust to act as principal underwriter and distributor of the Fund, except under circumstances specified in that agreement. In addition, the Fund has adopted a Rule 12b-1 Plan applicable to the Shares under which Forum receives distribution fees. See "Characteristics of the Shares." From its own resources, Forum may pay a fee to broker-dealers or other persons for distribution or other services related to the Fund.

SHAREHOLDER SERVICING AND CUSTODY

Norwest Bank serves as transfer agent and dividend disbursing agent for the Trust (in this capacity, the "Transfer Agent"). The Transfer Agent maintains an account for each shareholder of the Trust (unless such accounts are maintained by sub-transfer agents or processing agents), performs other transfer agency functions and acts as dividend disbursing agent for the Trust. The Transfer Agent is permitted to subcontract any or all of its functions with respect to all or any portion of the Trust's shareholders to one or more qualified sub-transfer agents or processing agents, which may be affiliates of the Transfer Agent. Sub-transfer agents and processing agents may be "Processing Organizations" as described under "How To Buy Shares - Purchase Procedures." The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by a Fund to the Transfer Agent. For its services, the Transfer Agent receives a fee with respect to the Fund at an annual rate of 0.25% of the Fund's average daily net assets attributable to the Shares.

Norwest Bank also serves as the Fund's and the Core Portfolio's custodian. For its custodial services, Norwest Bank receives a fee with respect to the Fund and the Core Portfolio at an annual rate of 0.02% of the first $100 million of the Fund's or Core Portfolio's average daily net assets, 0.01% of the next $200 million of the Fund's or Core Portfolio's average daily net assets and 0.005% of the Fund's or Core Portfolio's remaining average daily net assets. No fee is payable by the Fund to the extent the Fund is invested in the Core Portfolio.

EXPENSES OF THE FUND

Subject to the obligation of Norwest to reimburse the Trust for certain expenses of the Funds, the Trust has confirmed its obligation to pay all the Trust's expenses. The Fund's expenses include Trust expenses attributable to the Fund, which are allocated to the Fund, and expenses not specifically attributable to the Fund, which are allocated among the Fund and all other funds of the Trust in proportion to their average net assets. Each service provider to the Fund may each elect to waive (or continue to waive) all or a portion of their fees, which are accrued daily and paid monthly. Any such waivers will have the effect of increasing the Fund's performance for the period during which the waiver is in effect. Fee waivers are voluntary and may be reduced or eliminated at any time.

Norwest and Forum have agreed to waive their respective fees or reimburse expenses in order to maintain the Fund's total combined operating expenses through May 31, 1998 at the same level as the Fund's total operating expenses prior to May 31, 1997, 1.57%. After May 31, 1998, any proposed reduction in the amount of the waiver or reimbursements would be reviewed by the Board.

Each service and their agents and affiliates may also act in various capacities for, and receive compensation from, their customers who are shareholders of the Fund. Under agreements with those customers, these entities may elect to credit against the fees payable to them by their customers or to rebate to customers all or a portion of any fee received from the Trust with respect to assets of those customers invested in a Fund.

The expenses of the Fund include the Fund's pro rata share of the operating expenses of the Core Portfolio which are borne indirectly by the Fund's shareholders.

5.  CHARACTERISTICS OF THE SHARES

Exchange Shares are sold at their net asset value per share without the imposition of a sales charge at the time of purchase. With respect to Exchange Shares, the Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act providing for distribution payments at an annual rate of no more than 0.75% of the average daily net assets of the Fund attributable to the Exchange Shares (the "distribution services fee") by the Fund to Forum, to compensate Forum for its distribution activities. The distribution payments due to Forum from the Exchange Shares comprise: (i) the unpaid balance of, at the time the Exchange shares are acquired, sales commissions equal to a certain percentage of the amount received by the Fund for each original B Share exchanged for the Exchange Shares (excluding reinvestment of dividends and distributions) ("sales commissions"); and (ii) an interest fee calculated by applying the rate of 1% over the prime rate then reported in The Wall Street Journal to the outstanding balance of uncovered distribution charges (as described below). Forum currently expects to pay sales commissions to each broker-dealer at the time of sale of original B Shares of up to 4% of the purchase price of the original B Shares sold by the broker-dealer. No additional sales commissions are due to Forum at the time of an exchange of the original B Shares for Exchange Shares.

Under the distribution services agreement between Forum and the Trust, Forum will receive, in addition to the distribution services fee, all contingent deferred sales charges due upon redemptions of Exchange Shares. The combined contingent deferred sales charge and distribution services fee on Exchange
Shares are intended to finance the distribution of original B Shares by permitting an investor to purchase shares through broker-dealers without the assessment of an initial sales charge and, at the same time, permitting Forum to compensate broker-dealers in connection with the sales of the shares. Proceeds from the contingent deferred sales charge with respect to the Fund are paid to Forum to defray the expenses related to providing distribution-related services in connection with the sales of original B Shares, such as the payment of compensation to broker-dealers selling original B Shares. The distribution services agreement provides that Forum may spend the distribution services fees it receives as it deems appropriate on any activities primarily intended to result in the sale of those shares.

Under the Plan, the Fund will make distribution services fee payments to Forum only for periods during which there are outstanding uncovered distribution charges attributable to the Fund. Uncovered distribution charges are calculated daily and are equivalent on any given day to all sales commissions previously due, less amounts received pursuant to the Plan, plus the interest fee to which Forum is entitled under the Plan, less all contingent deferred sales charges previously paid to Forum. At May 31, 1996, uncovered distribution expenses for the Fund were $1,356 or approximately 0.10% of the Fund's net assets attributable to Exchange Shares as of the same date.

The amount of distribution services fees and contingent deferred sales charge payments received by Forum with respect to the Fund is not related directly to the amount of expenses incurred by Forum in connection with providing distribution services to the original B Shares and may be higher or lower than those expenses. Forum may be considered to have realized a profit under the Plan if, at any time, the aggregate amounts of all distribution services fees and contingent deferred sales charge payments previously made to Forum exceed the total expenses incurred by Forum in distributing original B Shares. Total expenses for this purpose include interest expenses, carrying charges or other financing costs or allocations of Forum's overhead; the Fund is not obligated to reimburse Forum for those expenses. The amount of contingent deferred sales charges paid to Forum by the Fund may affect the amount of: (i) uncovered distribution charges calculated under the Plan with respect to the Fund; and
(ii) the distribution services fee payable to Forum under the Plan with respect to the Fund.

Pursuant to the Plan, the Fund has agreed also to pay Forum a maintenance fee in an amount equal to 0.25% of the average daily net assets of the Fund attributable to the Exchange Shares for providing personal services to shareholder accounts. The maintenance fee may be paid by Forum to broker-dealers in an amount not to exceed 0.25% of the value of the Exchange Shares held by the customers of the broker-dealers. The distribution services fee and the maintenance fee are each accrued daily and paid monthly and will cause the Fund's Exchange Shares to have a higher expense ratio and to pay lower dividends than Investor Shares of the Fund. Notwithstanding the discontinuation of distribution services fees with respect to the Fund, the Fund may continue to pay maintenance fees.

The distribution services fee payable to Forum by the Fund with respect to each day is accrued on that day as a liability of the Fund with respect to the Exchange Shares and as a result of the accrual reduces the net assets of the Exchange Shares. However, the Fund does not accrue future distribution services fees as a liability of the Fund with respect to the Exchange Shares or reduce the Fund's current net assets in respect of distribution services fees which may become payable under the Plan in the future.

In the event that the Plan is terminated or not continued with respect to the Exchange Shares of the Fund, the Fund may, under certain circumstances, continue to pay distribution services fees to Forum (but only with respect to sales that occurred prior to the termination or discontinuance of the Plan). Those circumstances are described in detail in the SAI. In deciding whether to purchase Exchange Shares, investors should consider that payments of distribution services fees could continue until such time as there are no uncovered distribution charges under the Plan attributable to the Fund.

Periods with a high level of sales of Exchange Shares accompanied by a low level of redemptions of those shares that are subject to contingent deferred sales charges will tend to increase uncovered distribution charges. Conversely, periods with a low level of sales of Exchange Shares accompanied by a high level of redemptions of those shares that are subject to contingent deferred sales charges will tend to reduce uncovered distribution charges.

A high level of sales of Exchange Shares during the next few years of the Fund's operations coupled with the limitation on the amount of distribution services fee payable by the Fund with respect to Exchange Shares during any fiscal year, would cause a large portion of the distribution services fees attributable to a sale of the Exchange Shares to be accrued and paid by the Fund to Forum with respect to those shares in fiscal years subsequent to the years in which those shares were sold. The payment delay would in turn result in the incurrence and payment of increased interest fees under the Plan.

In approving the Plan, the Board determined that there was a reasonable likelihood that the Plan would benefit the Fund and its Exchange shareholders. Information with respect to distribution services fees, maintenance fees and other revenues and expenses of Forum will be presented to the Board each year for their consideration in connection with their deliberations as to the continuance of the Plan with respect to the Fund. In its review of the Plan, the Board takes into consideration the distribution and maintenance expenses incurred by the Fund. The distribution services fee or maintenance fee of the Exchange Shares will not be used to subsidize the provision of distribution services or personal services with respect to any other shares of the Fund.

CONTINGENT DEFERRED SALES CHARGE. Exchange Shares which are redeemed within a certain number of years of the purchase of the original B Shares will be subject to contingent deferred sales charges applicable to the original B Shares as if the original B Shares were being redeemed at the time of redemption of the Exchange Shares. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years between the payment for the purchase of the original B Shares and the redemption of the Exchange Shares.

The contingent deferred sales charge will be assessed on an amount equal to the lesser of the cost of the original B Shares and the net asset value of the Exchange Shares being redeemed at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

Redemptions of shares will be effected in the manner that results in the imposition of the lowest deferred sales charge. Redemptions with respect to a shareholder's investment in the Fund will automatically be made first from any Investor Shares in the Fund, second from Exchange Shares acquired pursuant to reinvestment of dividends and distributions, third from Exchange Shares held for longer than the time period for which a contingent deferred sales charge is imposed on the original B Shares, and fourth from the longest outstanding Exchange Shares held for less than that time period.

No contingent deferred sales charge is imposed on: (i) redemptions of shares acquired through the reinvestment of dividends and distributions; (ii) involuntary redemptions by the Fund of shareholder accounts with low account balances; (iii) redemptions of shares following the death or disability of a shareholder if the Fund is notified within one year of the shareholder's death or disability; (iv) redemptions to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or Section 403(b) custodial account or from a qualified retirement plan; and (v) by any registered investment adviser with whom Forum has entered into a Share purchase agreement and which is acting on behalf of its fiduciary customer accounts. See the SAI for further information.

CONVERSION FEATURE. After a certain number of years from the end of the calendar month in which the shareholder's purchase order for the original B Shares was accepted, the shareholder's Exchange Shares will automatically convert to Investor Shares of the Fund. The conversion will be on the basis of the relative net asset values of Investor Shares and Exchange Shares, without the imposition of any sales load, fee or other charge. For purposes of conversion to Investor Shares, Exchange Shares purchased through the reinvestment of dividends and distributions paid in respect of Exchange Shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Exchange Shares in the shareholder's account (other than those in the sub-account) convert, an equal pro-rata portion of those shares in the sub-account will also convert. The conversion is subject to the continuing availability of certain opinions of counsel and may be suspended if such an opinion is no longer available at the time the conversion is to occur. In that event, no further conversions would occur, and shares might continue to be subject to distribution services and maintenance fees for an indefinite period.

6.  PURCHASES OF SHARES

GENERAL INFORMATION

Exchange Shares are continuously sold only through an exchange privilege available to shareholders of B Shares of certain other series of the Trust on every weekday except customary national business holidays and Good Friday ("Fund Business Day"). The purchase price for Exchange Shares equals their net asset value next-determined after acceptance of an order. The Trust reserves the right to advance the time by which the Fund must receive purchase or redemption orders on days that the New York Stock Exchange or Minneapolis Federal Reserve Bank closes early or the Public Securities Association recommends that the government securities markets close early, or due to other unusual circumstances which may affect the Fund's trading hours.

All payments for Shares must be in U.S. dollars. Investments in the Fund may be made either through certain financial institutions or by an investor directly. An investor who invests in the Fund directly will be the shareholder of record. All transactions in Exchange Shares are effected through the Transfer Agent which accepts orders for redemptions and for subsequent purchases only from shareholders of record. Shareholders of record will receive from the Trust periodic statements listing all account activity during the statement period.

There is a $1,000 minimum for initial purchases and a $100 minimum for subsequent purchases of Exchange Shares. The Fund may in its discretion waive the investment minimums. Shareholders who elect the Directed Dividend Option are not subject to the initial investment minimum. See "Dividends and Tax Matters."

An investor's order will not be accepted or invested by the Fund during the period before the Fund's receipt of immediately available funds. Fund shares become entitled to receive dividends and distributions on the Fund Business Day the order is accepted.

The Fund reserves the right to reject any subscription for the purchase of its shares. Share certificates are issued only to shareholders of record upon their written request and no certificates are issued for fractional shares.

PURCHASE PROCEDURES

Investors who exchange B shares for Exchange Shares will have an account opened for them automatically.

To participate in shareholder services not referenced on the shareholder's original account application form and to change information on a shareholder's account (such as addresses), investors or existing shareholders should contact the Trust at the following address:

                  NORWEST FUNDS
                  READY CASH INVESTMENT FUND
                  NORWEST BANK MINNESOTA, N.A.
                  TRANSFER AGENT
                  733 MARQUETTE AVENUE
                  MINNEAPOLIS, MN 55479-0040

The Trust reserves the right in the future to modify, limit or terminate any shareholder privilege upon appropriate notice to shareholders and to charge a fee for certain shareholder services, although no such fees are currently contemplated. Any privilege and participation in any program may be terminated by the shareholder at any time by writing to the Trust.

BY MAIL. Exchange purchases may be accomplished by written instructions to the Transfer Agent accompanied by any share certificate that may have been issued to the shareholder to evidence the B Shares being exchanged. All written exchange requests must be signed by the shareholder, and all certificates submitted for exchange must be endorsed by the shareholder with signature guaranteed. See "Redemptions of Shares -- Other Redemption Matters."

BY TELEPHONE. Exchange purchases may be accomplished by telephone by any shareholder of B Shares of the Fund of the Trust that has elected telephone exchange privileges by calling the Transfer Agent at (800) 338-1348 or (612) 667-8833 and providing the shareholder's account number, the exact name in which the shares are registered and the shareholder's social security or taxpayer identification number. See "Redemptions of Shares -- Other Redemption Matters."

THROUGH FINANCIAL INSTITUTIONS. Shares may be exchanged and redeemed through certain broker-dealers, banks and other financial institutions ("Processing Organizations"). The Transfer Agent, Forum and their affiliates may be Processing Organizations. Processing Organizations may receive payments as a processing agent from the Transfer Agent. In addition, financial institutions, including Processing Organizations, may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares through a Processing Organization will be subject to the procedures of their Processing Organization, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable to shareholders who invest in the Fund directly. These investors should acquaint themselves with their institution's procedures and should read this Prospectus in conjunction with any materials and information provided by their institution. Customers who purchase the Fund's shares through a Processing Organization may or may not be the shareholder of record and, subject to their institution's and the Fund's procedures, may have Fund shares transferred into their name.

Certain shareholder services may not be available to shareholders who have purchased shares through a Processing Organization. These shareholders should contact their Processing Organization for further information. The Trust may confirm purchases and redemptions of a Processing Organization's customers directly to the Processing Organization, which in turn will provide its customers with confirmations and periodic statements. The Trust is not responsible for the failure of any Processing Organization to carry out its obligations to its customer.

SUBSEQUENT EXCHANGES OF SHARES. Subsequent exchanges of B Shares of certain other series of the Trust for Exchange Shares may be made by mailing instructions, by telephone or through the shareholder's Processing Organization as indicated above.

INDIVIDUAL RETIREMENT ACCOUNTS

The Fund may be a suitable investment vehicle for part or all of the assets held in individual retirement accounts ("IRAs"). An IRA account application form may be obtained by contacting the Trust at (800) 338-1348 or (612) 667-8833. Generally, all contributions and investment earnings in an IRA will be tax-deferred until withdrawn. Individuals may make tax-deductible IRA contributions of up to a maximum of $2,000 annually. However, the deduction will be reduced if the individual or, in the case of a married individual filing jointly, either the individual or the individual's spouse is an active participant in an employer-sponsored retirement plan and has adjusted gross income above certain levels.

An employer may also contribute to an individual's IRA as part of a Savings Incentive Match Plan for Employees, or "SIMPLE plan," established after December 31, 1996. Under a SIMPLE plan, an employee may contribute up to $6,000 annually to the employee's IRA, and the employer must generally match such contributions up to 3% of the employee's annual salary. Alternatively, the employer may elect to contribute to the employee's IRA 2% of the lesser of the employee's earned income or $150,000.

The foregoing discussion regarding IRAs is based on regulations in effect as of June 1, 1997 and summarizes only some of the important federal tax considerations generally affecting IRA contributions made by individuals or their employers. It is not intended as a substitute for tax planning. Investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes.

7.  REDEMPTIONS OF SHARES

GENERAL INFORMATION

Exchange Shares may be redeemed at their net asset value on any Fund Business Days subject to a contingent deferred sales charge imposed on most redemptions made within a certain number of years of purchase of the original B Shares. There is no minimum period of investment and no restriction on the frequency of redemptions. Fund shares are redeemed as of the next determination of the Fund's net asset value following acceptance by the Transfer Agent of the redemption order in proper form (and any supporting documentation which the Transfer Agent may require). Redeemed shares are not entitled to receive dividends declared on or after the day the redemption becomes effective.

Normally, redemption proceeds are paid immediately, but in no event later than seven days, following acceptance of a redemption order. Proceeds of redemption requests (and exchanges), however, will not be paid unless any check to purchase the shares being redeemed has been cleared by the shareholder's bank, which may take up to 15 days. This delay may be avoided by paying for shares through wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check mailed to the shareholder's record address. The right of redemption may not be suspended nor the payment dates postponed for more than seven days after the tender of the shares to the Fund except when the New York Stock Exchange is closed (or when trading thereon is restricted) for any reason other than its customary weekend or holiday closings, for any period during which an emergency exists as a result of which disposal by the Fund of its portfolio securities or determination by the Fund of the value of its net assets is not reasonably practicable and for such other periods as the SEC may permit to protect the Fund's shareholders.

REDEMPTION PROCEDURES

Shareholders who have invested through a Processing Organization may redeem their shares through the Processing Organization as described above. Shareholders who have invested directly in the Fund may redeem their shares as described below. Shareholders that wish to redeem shares by telephone or receive redemption proceeds by bank wire must elect these options by properly completing the appropriate sections of their account application form. These privileges may not be available until several weeks after a shareholder's application is received. Shares for which certificates have been issued may not be redeemed by telephone.

Redemption orders will be accepted on Fund Business Day only until 3:00 p.m. Eastern time. The Trust reserves the right to close early and advance the time by which the Fund must receive redemption orders on days that the New York Stock Exchange or Minneapolis Federal Reserve Bank closes early, the Public Securities Association recommends that the government securities markets close early or due to other circumstances which may affect a Fund's trading hours.

BY MAIL. Shareholders may redeem shares by sending a written request to the Transfer Agent accompanied by any share certificate that may have been issued to the shareholder to evidence the shares being redeemed. All written requests for redemption must be signed by the shareholder with signature guaranteed, and all certificates submitted for redemption must be endorsed by the shareholder with signature guaranteed. See "Redemptions of Shares - Other Redemption Matters."

BY TELEPHONE. A shareholder who has elected telephone redemption privileges may make a telephone redemption request by calling the Transfer Agent at 800-338-1348 or 612-667-8833 and providing the shareholder's account number, the exact name in which his shares are registered and the shareholder's social security or taxpayer identification number. In response to the telephone redemption instruction, the Trust will mail a check to the shareholder's record address or, if the shareholder has elected wire redemption privileges, wire the proceeds.
See "Redemptions of Shares -- Other Redemption Matters."

BY BANK WIRE. For redemptions of more than $5,000, a shareholder who has elected wire redemption privileges may request the Fund to transmit the redemption proceeds by federal funds wire to a bank account designated in writing by the shareholder. To request bank wire redemptions by telephone, the shareholder also must have elected the telephone redemption privilege. Redemption proceeds are transmitted by wire on the day after a redemption request in proper form is received by the Transfer Agent.

OTHER REDEMPTION MATTERS

To protect shareholders and the Fund against fraud, signatures on certain requests must have a signature guarantee. Requests must be made in writing and include a signature guarantee for any of the following transactions: (i) endorsement on a share certificate; (ii) instruction to change a shareholder's record name; (iii) modification of a designated bank account for wire redemptions; (iv) instruction regarding an Automatic Investment Plan or Automatic Withdrawal Plan; (v) dividend and distribution election; (vi) telephone redemption; (vii) exchange option election or any other option election in connection with the shareholder's account; (viii) written instruction to redeem Shares whose value exceeds $50,000; (ix) redemption in an account in which the account address has changed within the last 30 days; (x) redemption when the proceeds are deposited in a Norwest Funds account under a different account registration; and (xi) the remitting of redemption proceeds to any address, person or account for which there are not established standing instructions on the account.

Signature guarantees may be provided by any bank, broker-dealer, national securities exchange, credit union, savings association or other eligible institution that is authorized to guarantee signatures and is acceptable to the Transfer Agent. Whenever a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed.

Shareholders who want telephone redemption or exchange privileges must elect those privileges. The Trust and Transfer Agent will employ reasonable procedures in order to verify that telephone requests are genuine, including recording telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Trust and Transfer Agent did not employ such procedures, they could be liable for losses due to unauthorized or fraudulent telephone instructions. Shareholders should verify the accuracy of telephone instructions immediately upon receipt of confirmation statements.
During times of drastic economic or market changes, telephone redemption and exchange privileges may be difficult to implement. In the event that a shareholder is unable to reach the Transfer Agent by telephone, requests may be mailed or hand-delivered to the Transfer Agent.

Due to the cost to the Trust of maintaining smaller accounts, the Trust reserves the right to redeem, upon not less than 60 days' written notice, all shares in any Fund account whose aggregate net asset value is less than $1,000 immediately following any redemption.

8.  EXCHANGES

Shareholders of Exchange Shares may exchange their shares for B Shares of Stable Income Fund, Intermediate Government Income Fund, Income Fund, Total Return Bond Fund, Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund, Income Equity Fund, ValuGrowthSM Stock Fund, Small Company Stock Fund and International Fund of the Trust. Those shares are offered through separate prospectuses. It is anticipated that the Trust may in the future create additional funds which will offer B Shares that are exchangeable with Exchange Shares. Prospectuses for these funds, as well as a current list of the funds of the Trust that offer shares exchangeable with Exchange Shares, can be obtained by contacting the Transfer Agent.

The Fund does not charge for exchanges, and there is currently no limit on the number of exchanges a shareholder may make; the Fund reserves the right, however, to limit excessive exchanges by any shareholder. Exchanges are subject to the fees charged (other than contingent deferred sales charges) by, and the limitations (including minimum investment restrictions) of, the fund into which a shareholder is exchanging.

Exchange Shares may be exchanged without the payment of any contingent deferred sales charge. B Shares acquired as a result of such exchange and subsequently redeemed will nonetheless be subject to the contingent deferred sales charge applicable to the Exchange Shares as if those shares were being redeemed at that time. For purposes of computing both the contingent deferred sales charge payable upon redemption of the B Shares and the time remaining before the B Shares convert to A Shares of that fund, the deferred sales charge and the time remaining applicable to the Exchange Shares will apply to the B Shares rather than the deferred sales charge and time remaining that would otherwise apply. The deferred sales charge and time remaining applicable to Exchange Shares will apply to new B Shares resulting from both an initial and any subsequent exchanges.

Exchanges may only be made between identically registered accounts or to open a new account. A new account application is required to open a new account through an exchange if the new account will not have an identical registration and the same shareholder privileges as the account from which the exchange is being made. Shareholders may only exchange into the Fund if that fund's shares may legally be sold in the shareholder's state of residence.

The Fund and federal tax law treat an exchange as a redemption and a simultaneous new purchase. Accordingly, a shareholder may realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than the shareholder's basis in the shares at the time of the exchange transaction. Exchange procedures may be modified materially or terminated by the Trust at any time upon 60 days' notice to shareholders. See "Additional Purchase and Redemption Information" in the SAI.

BY MAIL. Exchanges may be made by sending a written request to the Transfer Agent accompanied by any share certificates for the shares to be exchanged. All written requests for exchanges must be signed by the shareholder, and all certificates submitted for exchange must be endorsed by the shareholder with signature guaranteed. See "Redemptions of Shares - Other Redemption Matters."

BY TELEPHONE.  A shareholder who has elected telephone  exchange  privileges may make a telephone exchange request by calling the Transfer Agent at (800) 338-1348 or (612) 667-8833 and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number. See "Redemptions of Shares - Other Redemption Matters."

9.  DIVIDENDS AND TAX MATTERS

DIVIDENDS

Dividends of the Fund's net investment income are declared daily and paid monthly. Distributions of net capital gain, if any, realized by the Fund are distributed annually. Dividends and distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time. The per share dividends on Exchange Shares will be lower than the per share dividends on other classes of the Fund as a result of the distribution services fees and maintenance fees applicable to Exchange Shares.

Shareholders may choose to have dividends and distributions reinvested in Exchange Shares of the Fund (the "Reinvestment Option") or to receive dividends and distributions in cash (the "Cash Option"). All dividends and distributions are treated in the same manner for federal income tax purposes whether received in cash or reinvested. Under the Reinvestment Option, all dividends and distributions of the Fund are automatically invested in additional shares of the Fund. All dividends and distributions are reinvested at the Fund's net asset value as of the payment date of the dividend or distribution. Shareholders are assigned this option unless the Cash Option is selected. Under the Cash Option, all dividends and distributions are paid to the shareholder in cash.

TAX MATTERS

The Fund intends to qualify each fiscal year to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code"). As such, the Fund will not be liable for federal income and excise taxes on the net investment income and capital gain distributed to its shareholders. Because the Fund intends to distribute all of its net investment income and net capital gain each year, the Fund should thereby avoid all federal income and excise taxes.

Dividends paid by the Fund out of its net investment income (including net short-term capital gain) are taxable to shareholders of the Fund as ordinary income. Distributions of net long-term capital gain by the Fund are taxable to the shareholders of the Fund as long-term capital gain, regardless of the length of time the shareholder may have held Shares in the Fund at the time of distribution.

The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions and redemptions) paid to a shareholder who fails to provide the Fund with a correct taxpayer identification number or to make required certifications, or who is subject to backup withholding.

Reports containing appropriate information with respect to the federal income tax status of dividends and distributions paid during the year by the Fund will be mailed to shareholders shortly after the close of each calendar year.

CORE PORTFOLIO. The Core Portfolio is not required to pay federal income taxes on its net investment income and capital gain, as it is treated as a partnership for federal income tax purposes. All interest, dividends and gains and losses of the Core Portfolio are deemed to have been "passed through" to the Fund in proportion to the Fund's holdings of the Core Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Core Portfolio or losses have been realized by the Core Portfolio.

10.  OTHER INFORMATION

BANKING LAW MATTERS

Federal banking rules generally permit a bank or bank affiliate to act as investment adviser, transfer agent, and custodian to an investment company and to purchase shares of the investment company as agent for and upon the order of a customer and, in connection therewith, to retain a sales charge or similar payment. Forum believes that Norwest and any bank or other bank affiliate that may also perform Processing Organization or similar services for the Trust and its shareholders without violating applicable federal banking rules. If a bank or bank affiliate were prohibited in the future from so acting, changes in the operation of the Trust could occur and a shareholder serviced by the bank or bank affiliate may no longer be able to avail itself of those services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of the Fund is determined as of 3:00 p.m., Eastern Time, on each Fund Business Day by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities) by the number of shares outstanding at the time the determination is made. The Fund does not determine net asset value on the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving and Christmas.

In order to maintain a stable net asset value per share of $1.00, the portfolio securities of the Fund and Core Portfolio are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If the market value of the a Fund's portfolio deviates more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board will consider whether any action should be initiated to prevent any material effect on shareholders.

PERFORMANCE INFORMATION

The Fund's performance may be quoted in terms of yield. All performance information which is based on historical results and is not intended to indicate future performance. The Fund's yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. To calculate yield, the Fund takes the income it earned from its portfolio of investments for a 7 day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 7 day period.

The Fund's advertisements may reference ratings and rankings among similar mutual funds by independent evaluators such as Morningstar, Lipper Analytical Services, Inc. or IBC/Donoghue, Inc. In addition, the performance of the Fund may be compared to securities indices This material is not to be considered representative or indicative of future performance. All performance information for the Fund is calculated on a class basis.

THE TRUST AND ITS SHARES

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may divide portfolios or series into classes of shares (such as Exchange Shares); the costs of doing so will be borne by the Trust. Currently the authorized shares of the Trust are divided into thirty-three separate series.

OTHER  CLASSES OF SHARES.  The Fund  currently  issues three  classes of shares:
Institutional Shares, Investor Shares and Exchange Shares. Investor Shares are offered by separate prospectus to investors who invest a minimum of $1,000 without any sales charges or distribution services or maintenance fees. Each class of a Fund may have a different expense ratio and different sales charges (including distribution fees) and each class' performance will be affected by its expenses and sales charges. For more information on any other class of shares of the Fund, investors may contact the Transfer Agent at (612)667-8833 or
(800) 338-1348 or the Fund's distributor. Investors may also contact their Norwest sales representative to obtain information about the other classes. Sales personnel of broker-dealers and other financial institutions selling the Fund's shares may receive differing compensation for selling Exchange and Investor Shares.

SHAREHOLDER VOTING AND OTHER RIGHTS. Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency and administration expenses) are borne solely by those shares and each class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted in the aggregate without reference to a particular series or class, except if the matter affects only one series or class or voting by series or class is required by law, in which case shares will be voted separately by series or class, as appropriate. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. Shareholders have available certain procedures for the removal of Trustees. There are no conversion or preemptive rights in connection with shares of the Trust. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholders, subject to any contingent deferred sales charge that may apply. A shareholder in a series is entitled to the shareholder's pro rata share of all dividends and distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

The Core Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in the Core Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Core Portfolio. When required by the 1940 Act and other applicable law, the Fund will solicit proxies from its shareholders and will vote its interest in the Core Portfolio in proportion to the votes cast by its shareholders.

From time to time, certain shareholders may own a large percentage of the Shares of the Fund and, accordingly, may be able to greatly affect (if not determine) the outcome of a shareholder vote.

CORE AND GATEWAY STRUCTURE

The Fund seeks to achieve it investment objective by investing all of its investable assets in the Core Portfolio, that has the same investment objective and substantially identical investment policies as the Fund. Accordingly, the Core Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Core Portfolio is a separate series of Core Trust, a business trust organized under the laws of the State of Delaware in 1994. Core Trust is registered under the 1940 Act as an open-end, management, investment company. The assets of the Core Portfolio belong only to, and the liabilities of the Core Portfolio are borne solely by, the Core Portfolio and no other portfolio of Core Trust.

THE CORE PORTFOLIO. The Fund's investment in the Core Portfolio is in the form of a non-transferable beneficial interest. All investors in the Core Portfolio will invest on the same terms and conditions and will pay a proportionate share of the Core Portfolio's expenses. As of June 1, 1997, one other fund of the Trust invested a portion of its assets in Prime Money Market Portfolio.

The Core Portfolio will not sell its shares directly to members of the general public. Another investor in the Core Portfolio, such as an investment company, that might sell its shares to members of the general public would not be required to sell its shares at the same public offering price as the Fund, and could have different advisory and other fees and expenses than the Fund. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests in the Core Portfolio. Information regarding any such funds is available from Core Trust by calling Forum at (207) 879-0001.

CERTAIN RISKS OF INVESTING IN CORE PORTFOLIOS. The Fund's investment in the Core Portfolio may be affected by the actions of other large investors in the Core Portfolio. For example, if the Core Portfolio had a large investor other than the Fund that redeemed its interest, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns. As there may be other investors in the Core Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by the Fund's shareholders will receive a majority of votes cast by all investors in the Core Portfolio; indeed, other investors holding a majority interest in the Core Portfolio could have voting control of the Core Portfolio.

The Fund may withdraw its entire investment from the Core Portfolio at any time, if the Board determines that it is in the best interests of the Fund and its shareholders to do so. The Fund might withdraw, for example, if there were other investors in the Core Portfolio with power to, and who did by a vote of all investors (including the Fund), change the investment objective or policies of the Core Portfolio in a manner not acceptable to the Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Core Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it would incur brokerage fees or other transaction costs. If the Fund withdrew its investment from the Core Portfolio, the Board would consider what action might be taken, including the management of the Fund's assets directly by the Adviser or the investment of the Fund's assets in another pooled investment entity. The inability of the Fund to find a suitable replacement investment, in the event the Board decided not to permit the Adviser to manage the Fund's assets directly, could have a significant impact on shareholders of the Fund.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION AND THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE FUND'S SHARES, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                             NORWEST ADVANTAGE FUNDS

                           READY CASH INVESTMENT FUND
                                 EXCHANGE SHARES

                        Supplement Dated June 1, 1997 to
                          Prospectus Dated June 1, 1997

Ready Cash Investment Fund (the "Fund") currently invests directly in portfolio securities. Pursuant to a shareholder vote, the Fund will convert to the structure described on page 1 of the prospectus and in "Prospectus Summary - Highlights of the Funds" on pages 2 and 3 of the prospectus on August 22nd. Accordingly, until that time (i) Ready Cash Investment Fund does not anticipate obtaining a rating from an NRSRO (see "Investment Objectives and Policies - Investment Policies" on page 6 of the prospectus) and (ii) the "Annual Fund Operating Expenses" table on page 4 of the prospectus is replaced in its entirety with the following:

ANNUAL FUND OPERATING EXPENSES(1)
  (as a percentage of average daily net assets)


Investment Advisory Fees
  (after fee waivers)                             0.35%
Rule 12b-1 Fees (after waivers)                    None
Other Expenses (2)
  (after reimbursements)                          1.23%
Total Operating Expenses                          1.58%

(1) For a further description of the various expenses associated with investing in the Fund, see "Management." The table is based on expenses incurred during the Fund's most recent fiscal year ended May 31, 1996. "Other Expenses" includes transfer agency fees payable to Norwest Bank of 0.25%. Absent fee waivers and expense reimbursements, the expenses of Exchange Shares would be: Investment Advisory Fees, 0.36%; Rule 12b-1 Fees, 1.00%; Other Expenses, 6.93% and Total Operating Expenses, 8.24%. Expense reimbursements and fee waivers are voluntary and may be reduced or eliminated at any time.

(2) Long-term shareholders may pay aggregate sales charges totaling more than the economic equivalent of the maximum front-end sales charges permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

                                  NORWEST FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION




                                  JUNE 1, 1997




================================================================================

CASH INVESTMENT FUND                         CONSERVATIVE BALANCED FUND
READY CASH INVESTMENT FUND                   MODERATE BALANCED FUND
U.S. GOVERNMENT FUND                         GROWTH BALANCED FUND
TREASURY FUND                                INCOME EQUITY FUND
MUNICIPAL MONEY MARKET FUND                  INDEX FUND
STABLE INCOME FUND                           VALUGROWTHSM STOCK FUND
INTERMEDIATE GOVERNMENT INCOME FUND          DIVERSIFIED EQUITY FUND
DIVERSIFIED BOND FUND                        GROWTH EQUITY FUND
INCOME FUND                                  LARGE COMPANY GROWTH FUND
TOTAL RETURN BOND FUND                       SMALL COMPANY STOCK FUND
LIMITED TERM TAX-FREE FUND                   SMALL COMPANY GROWTH FUND
TAX-FREE INCOME FUND                         CONTRARIAN STOCK FUND
COLORADO TAX-FREE FUND                       INTERNATIONAL FUND
MINNESOTA TAX-FREE FUND

================================================================================

                                  NORWEST FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

                                  JUNE 1, 1997


ACCOUNT INFORMATION AND
SHAREHOLDER SERVICING:                      DISTRIBUTION:
         Norwest Bank Minnesota, N.A.             Forum Financial Services, Inc.
         Transfer Agent                           Manager and Distributor
         733 Marquette Avenue                     Two Portland Square
         Minneapolis, MN  55479-0040              Portland, Maine 04101
         (612) 667-8833/(800) 338-1348            (207) 879-1900

Norwest Funds is registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended.

This Statement of Additional Information supplements the Prospectuses dated June 1, 1997, as may be amended from time to time, offering the following classes of shares of the separate portfolios of Norwest Funds: Cash Investment Fund, Ready Cash Investment Fund (Institutional Shares, Investor Shares and Exchange Shares), U.S. Government Fund, Treasury Fund, Municipal Money Market Fund (Institutional Shares and Investor Shares), and A Shares, B Shares and I Shares of each of Stable Income Fund, Intermediate Government Income Fund, Income Fund, Total Return Bond Fund, Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund, Conservative Balanced Fund, Moderate Balanced Fund, Growth
Balanced Fund, Income Equity Fund, ValuGrowth Stock Fund, Diversified Equity Fund, Growth Equity Fund, Small Company Stock Fund, Contrarian Stock Fund and International Fund and I Shares of each Diversified Bond Fund, Limited Term Tax-Free Fund, and Small Company Growth Fund.

Norwest Funds offers shares of one other portfolio, Small Cap Opportunities Fund. This Statement of Additional Information does not pertain to that portfolio.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ ONLY IN CONJUNCTION WITH A CORRESPONDING PROSPECTUS, COPIES OF WHICH MAY BE OBTAINED BY AN INVESTOR WITHOUT CHARGE BY CONTACTING THE DISTRIBUTOR AT THE ADDRESS LISTED ABOVE.



                                TABLE OF CONTENTS
                                                                                                    PAGE

         Introduction................................................................................1

         1.  Investment Policies.....................................................................3
                  Security Ratings Information.......................................................3
                  Money Market Fund Matters..........................................................3
                  Fixed Income Investments...........................................................4
                  Mortgage-Backed And Asset-Backed  Securities.......................................10
                  Interest Rate Protection Transactions..............................................12
                  Hedging And Option Income Strategies...............................................13
                  Foreign Currency Transactions......................................................17
                  Equity Securities and Additional Information Concerning the Equity Funds...........18
                  Illiquid Securities and Restricted Securities......................................20
                  Borrowing And Transactions Involving Leverage......................................21
                  Repurchase Agreements..............................................................23
                  Temporary Defensive Position.......................................................24

         2.  Information Concerning Colorado and Minnesota...........................................25
                  Colorado...........................................................................25
                  Minnesota..........................................................................27

         3.  Investment Limitations..................................................................29
                  Fundamental Limitations............................................................29
                  Non-Fundamental Limitations........................................................32

         4.  Performance and Advertising Data........................................................35
                  SEC Yield Calculations.............................................................35
                  Total Return Calculations..........................................................36
                  Multiclass, Collective Trust Fund and Core-Gateway Performance.....................37
                  Other Advertisement Matters........................................................37

         5.  Management..............................................................................40
                  Trustees and Officers..............................................................40
                  Investment Advisory Services.......................................................43
                  Management and Administrative Services.............................................46
                  Distribution         ..............................................................48
                  Transfer Agent.....................................................................50
                  Custodian..........................................................................50
                  Portfolio Accounting...............................................................51
                  Expenses...........................................................................52

         6.  Portfolio Transactions..................................................................53

         7.  Additional Purchase and Redemption Information..........................................58
                  Statement of Intention.............................................................58
                  Exchanges..........................................................................58
                  Redemptions........................................................................60
                  Contingent Deferred Sales Charge (A Shares)........................................60
                  Contingent Deferred Sales Charge (A Shares and B Shares) ..........................61
                  Conversion of B Shares.............................................................61

         8.  Taxation................................................................................62

                                      (i)

                                TABLE OF CONTENTS

         9.  Additional Information About the Trust and the Shareholders of the Funds ...............64
                  Determination of Net Asset Value...................................................64
                  Counsel and Auditors...............................................................64
                  General Information................................................................64
                  Recent Mergers.....................................................................65
                  Shareholdings......................................................................65
                  Financial Statements...............................................................65
                  Registration Statement.............................................................65

         Appendix A - Description of Securities Ratings..............................................A-1
         Appendix B - Miscellaneous Tables...........................................................B-1
         Table 1 - Investment Advisory Fees..........................................................
         Table 2 - Management Fees...................................................................
         Table 3 - Distribution Fees.................................................................
         Table 4 - Sales Charges.....................................................................
         Table 5 - Accounting Fees...................................................................
         Table 6 - Commissions.......................................................................
         Table 7 - 5% Shareholders...................................................................
         Appendix C - Performance Data...............................................................C-1
         Table 1 - Money Market Fund.................................................................C-1
         Table 2 - Yields............................................................................C-1
         Table 3 - Total Returns.....................................................................C3

                                      (ii)

                                  INTRODUCTION

The Trust was originally organized under the name "Prime Value Funds, Inc." as a Maryland corporation on August 29, 1986, and on July 30, 1993, was reorganized as a Delaware business trust under the name "Norwest Funds." On October 1, 1995, the Trust changed its name to "Norwest Funds" and on June 1, 1997, changed its name back to "Norwest Funds." On October 1, 1995 the Trust also changed the name of its various classes of shares as follows: Investor A class was renamed A class ("A Shares"); Investor B class was renamed B class ("B Shares"); Trust class was renamed I class ("I Shares"); and Advantage class, also was renamed I Shares.

Each Fund's investment adviser is Norwest Investment Management, a part of Norwest Bank Minnesota, N.A. Norwest Bank Minnesota, N.A., which serves as the Trust's transfer agent and custodian, is a subsidiary of Norwest Corporation. Forum Financial Services, Inc., a registered broker-dealer, serves as the Trust's manager and as distributor of the Trust's shares. Forum Administrative Services, LLC serves as each Fund's administrator. Schroder Capital Management International Inc. serves as investment subadviser to Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund, Growth Equity Fund and International Fund. Schroder also serves as investment adviser to International Portfolio, in which International Fund currently invests all of its investable assets. Crestone Capital Management, Inc. serves as investment subadviser to Small Company Stock Fund.

As used in this SAI, the following terms shall have the meanings listed:

         "Adviser" shall mean Norwest Investment Management, Inc., a subsidiary of Norwest Bank Minnesota, N.A.

         "Investment Advisers" shall mean, collectively, Norwest, Schroder and Crestone, as applicable.

         "Board" shall mean the Board of Trustees of the Trust.

         "Balanced   Fund"  shall  mean  each  of  Conservative  Balanced  Fund,
         Moderate  Balanced  Fund and  Growth Balanced Fund.

         "CFTC" shall mean the U.S. Commodities Futures Trading Commission.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Core Trust" shall mean Core Trust (Delaware), an open-end, management investment company registered under the 1940 Act.

         "Core Trust Board" shall mean the Board of Trustees of Core Trust.

         "Crestone" shall mean Crestone Capital Management, Inc.

         "Custodian" shall mean Norwest acting in its capacity as custodian of a Fund.

         "Equity Fund" shall mean each of Income Equity Fund, Index Fund, ValuGrowth Stock Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Small Company Stock Fund, Small Company Growth Fund, Contrarian Stock Fund and International Fund.

         "FFC" shall mean Forum Financial Corp., the Trust's fund accountant.

         "Fitch" shall mean Fitch Investors Service, L.P.

         "Income Fund" shall mean each of Stable Income Fund, Intermediate Government Income Fund, Diversified Bond Fund, Income Fund and Total Return Bond Fund.

         "Forum" shall mean Forum Financial Services, Inc., the Trust's manager and distributor of the Trust's shares.

         "Forum Administrative" shall mean Forum Administrative Services, LLC, the Trust's administrator.

         "Fund" shall mean each of the twenty-seven separate portfolios of the Trust to which this Statement of Additional Information relates as identified on the cover page.

         "Money  Market  Funds"  shall  mean  each of  Cash   Investment   Fund,
         Ready Cash Investment Fund, U.S. Government Fund, Treasury Fund and Municipal Money Market Fund.

         "Moody's" shall mean Moody's Investors Service, Inc.

         "Norwest" shall mean Norwest Investment Management, Inc., a subsidiary of Norwest Bank Minnesota, N.A..

         "Norwest Bank" shall mean Norwest Bank Minnesota, N.A., a subsidiary of Norwest Corporation.

         "NRSRO"  shall   mean  a  nationally   recognize   statistical   rating
         organization.

         "Portfolio" shall mean Prime Money Market Portfolio, Money Market Portfolio, Stable Income Portfolio, Total Return Bond Portfolio, Positive Return Bond Portfolio, Managed Fixed Income Portfolio, Income Equity Portfolio, Large Company Growth Portfolio, Small Company Value Portfolio, Small Company Growth Portfolio, Small Company Stock Portfolio, Index Portfolio and International Portfolio, thirteen separate portfolios of Core Trust.

         "Schroder" shall mean Schroder Capital Management Inc., the investment subadviser to Diversified Equity Fund, Growth Equity Fund, International Fund, Conservative Balanced Fund, Moderate Balanced Fund and Growth Balanced Fund and investment adviser to International Portfolio.

         "SEC" shall mean the U.S. Securities and Exchange Commission.

         "S&P" shall mean Standard & Poor's Rating Group.

         "Tax Free Income Fund" shall mean each of Limited Term Tax-Free Fund, Tax-Free Income Fund, Colorado Tax-Free Fund and Minnesota Tax-Free Fund.

         "Transfer Agent" shall mean Norwest Bank acting in its capacity as transfer and dividend disbursing agent of the a Fund.

         "Trust" shall mean Norwest Funds, an open-end management investment company registered under the 1940 Act.

         "U.S.Government Securities" shall mean obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         "1933 Act" shall mean the Securities Act of 1933, as amended.

         "1940 Act" shall mean the Investment Company Act of 1940, as amended.

1.   INVESTMENT POLICIES

The following discussion is intended to supplement the disclosure in each Prospectus concerning each Fund's investments, investment techniques and strategies and the risks associated therewith. No Fund may make any investment or employ any investment technique or strategy not referenced in the Prospectus which relates to that Fund. For example, while the SAI describes "swap" transactions below, only those Funds whose investment policies, as described in the Prospectus, allow the Fund to invest in swap transactions may do so. References to the investment policies and investment limitations of International Fund also pertain to the International Portfolio, in which that Fund currently invests all of its assets. In addition, references to the Funds which include International Fund also pertain to International Portfolio.

SECURITY RATINGS INFORMATION

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Funds may use these ratings to determine whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by a Fund (neither event requiring sale of such security by a Fund except in certain cases with respect to the Money Market Funds), the Investment Adviser of the Fund will determine whether the Fund should continue to hold the obligation. To the extent that the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Investment Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

A Fund may purchase unrated securities if its Investment Adviser determines the security to be of comparable quality to a rated security that the Fund may purchase. Unrated securities may not be as actively traded as rated securities. A Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by its Investment Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Investment Adviser determines that retaining such security is in the best interests of the Fund.

To limit credit risks, International Portfolio may only invest in securities that are investment grade (rated in the top four long-term investment grades by an NRSRO or in the top two short-term investment grades by an NRSRO.) Accordingly, the lowest permissible long-term investment grades for corporate bonds, including convertible bonds, are Baa in the case of Moody's and BBB in the case of S&P and Fitch; the lowest permissible long-term investment grades for preferred stock are Baa in the case of Moody's and BBB in the case of S&P and Fitch; and the lowest permissible short-term investment grades for short-term debt, including commercial paper, are Prime-2 (P-2) in the case of Moody's, A-2 in the case of S&P and F-2 in the case of Fitch. All these ratings are generally considered to be investment grade ratings, although Moody's indicates that securities with long-term ratings of Baa have speculative characteristics.

MONEY MARKET FUND MATTERS

Pursuant to Rule 2a-7 adopted under the 1940 Act, each of the Money Market Funds may invest only in "eligible securities" as defined in that Rule. Generally, an eligible security is a security that (i) is denominated in U.S. Dollars and has a remaining maturity of 397 days or less; (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two NRSROs or, if only one NRSRO has issued a rating, by that NRSRO; and (iii) has been determined by the Investment Adviser to present minimal credit risks pursuant to procedures approved by the Board. In addition, the Money Market Funds will maintain a dollar-weighted average maturity of 90 days or less. Unrated securities may also be eligible securities if the Investment

Adviser determines that they are of comparable quality to a rated eligible security pursuant to guidelines approved by the Board.

Under Rule 2a-7, except for Municipal Money Market Fund, a Money Market Fund may not invest more than five percent of its total assets in the securities of any one issuer other than U.S. Government Securities, provided that in certain cases a Fund may invest 5% of its assets in a single issuer for a period of up to three business days. Municipal Money Market Fund is, however, subject to the issuer diversification rules described in paragraph (1) under "Investment Limitations, Nonfundamental Limitations." Except for Municipal Money Market Fund, a Money Market Fund may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof the Fund would have invested more than
(A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities.

Immediately after the acquisition of any put, no more than five percent of a Money Market Fund's total assets may be invested in securities issued by or subject to conditional puts from the same institution and no more than ten percent of a Money Market Fund's total assets may be invested in securities issued by or subject to unconditional puts (including guarantees) from the same institution. However, these restriction only apply with respect to 75% of the Municipal Money Market Fund's total assets.

INVESTMENT BY FEDERAL CREDIT UNIONS

U.S. Government Fund and Treasury Fund limit their investments, as described in each of the Prospectuses for those Funds, to investments that are legally permissible for Federally chartered credit unions under applicable provisions of the Federal Credit Union Act (including 12 U.S.C. Section 1757(7), (8) and (15)) and the applicable rules and regulations of the National Credit Union Administration (including 12 C.F.R. Part 703, Investment and Deposit Activities), as such statutes and rules and regulations may be amended. Treasury Fund limits its investments to Treasury obligations, including Treasury STRIPS with a maturity of less than 13 months. U.S. Government Fund limits its investments to U.S. Government Securities (including Treasury STRIPS), repurchase agreements fully collateralized by U.S. Government Securities and other government related zero-coupon securities, such as TIGRs and CATs. All zero-coupon securities in which the Fund invests will have a maturity of less than 13 months. Certain U.S. Government Securities owned by the Fund may be mortgage or asset backed, but, except to reduce interest rate risk, no such security will be (i) a stripped mortgage backed security ("SMBS"), (ii) a collateralized mortgage obligation ("CMO") or real estate mortgage investment conduit ("REMIC") that meets any of the tests outlined in 12 C.F.R. Section 703.5(g) or (iii) a residual interest in a CMO or REMIC. In order to reduce interest rate risk the Fund may purchase a SMBS, CMO, REMIC or residual interest in a CMO or REMIC but only in accordance with 12 C.F.R. Section 703.5(i). Each Fund also may invest in reverse repurchase agreements in accordance with 12 C.F.R. 703.4(e).

FIXED INCOME INVESTMENTS

GENERAL INFORMATION CONCERNING FIXED INCOME SECURITIES

Yields on fixed income securities, including municipal securities, are dependent on a variety of factors including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Fixed income securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates will generally reduce the market value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments.

Obligations  of  issuers  of  fixed  income  securities   (including   municipal
securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers
may  become   subject  to  laws
enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

U.S. GOVERNMENT SECURITIES

In addition to obligations of the U.S. Treasury, each of the Funds (except Treasury Fund) may invest in U.S. Government Securities. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Government such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit. A Fund will invest in the obligations of such agencies or instrumentalities only when Norwest believes that the credit risk with respect thereto is consistent with the Fund's investment policies.

BANK OBLIGATIONS

Each Fund may, in accordance with the policies described in its Prospectus, invest in obligations of financial institutions, including negotiable certificates of deposit, bankers' acceptances and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly-owned banking-related subsidiaries of foreign banks. A Fund's investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both. Investments in foreign bank obligations are limited to banks and branches located in countries which the Fund's Adviser believes do not present undue risk.

Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation and could reduce the Fund's yield. Although fixed-time deposits do not in all cases have a secondary market, there are no contractual restrictions on the Fund's right to transfer a beneficial interest in the deposits to third parties. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities.

The Funds may invest in Eurodollar certificates of deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee certificates of deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar time deposits ("ETDs"), which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are basically the same as ETDs except they are issued by Canadian offices of major Canadian banks.

Investments that a Fund may make in securities of foreign banks, branches or subsidiaries may involve certain risks, including future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such securities, the possible seizure or nationalization of foreign deposits, differences from domestic banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign governmental laws or restrictions applicable to the payment of certificates of deposit or time deposits which might affect adversely the payment of principal and interest on such securities held by the Fund.

COMMERCIAL PAPER

Except for the Money Market Funds, each Fund may assume a temporary defensive position and may invest without limit in commercial paper that is rated in one of the two highest rating categories by an NRSRO or, if not rated, determined by the Investment Adviser to be of comparable quality. Certain Funds may invest in commercial paper as an investment and not as a temporary defensive position. Commercial paper (short-term promissory notes) consists of unsecured promissory notes issued by companies to finance their or their affiliates' current obligations. Except as noted below with respect to variable master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. Variable amount master demand notes must satisfy the same criteria as set forth above for commercial paper.

GUARANTEED INVESTMENT CONTRACTS

The Fixed Income Funds may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. A Fund will purchase a GIC only when the Investment Adviser has determined that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments in which the Fund may otherwise invest. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, a GIC may be considered an illiquid investment. The term of a GIC will be one year or less.

In determining the average weighted portfolio maturity of a Fund, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate. The interest rate on a GIC may be tied to a specified market index and is guaranteed not to be less than a certain minimum rate.

ZERO COUPON SECURITIES

Zero coupon securities are sold at original issue discount and pay no interest to holders prior to maturity. Accordingly, these securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Federal tax law requires that a Fund accrue a portion of the discount at which a zero-coupon security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. Interest on these securities, however, is reported as income by the Fund and must be distributed to its shareholders. The Funds distribute all of their net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when the Investment Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Currently U.S. Treasury securities issued without coupons include Treasury bills and separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. These stripped components are traded independently under the Treasury's Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program or as Coupons Under Book Entry Safekeeping ("CUBES"). A number of banks and brokerage firms separate the principal and interest portions of U.S. Treasury securities and sell them separately in the form of receipts or certificates representing undivided interests in these instruments. These instruments are generally held by a bank in a custodial or trust account on behalf of the owners of the securities and are known by various names, including Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). In addition, corporate debt securities may be zero coupon securities. For the purpose solely of an investment policy of investing at least 65% of a Fund's assets in U.S. Government Securities, such securities are currently not deemed to be U.S. Government Securities but rather securities issued by the bank or brokerage firm involved.

MUNICIPAL SECURITIES

Municipal securities are issued by the States, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the States, territories and possessions of the United States or their political subdivisions. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports).

Municipal securities historically have not been subject to registration with the SEC, although there have been proposals which would require registration in the future.

MUNICIPAL NOTES. Municipal notes, which may be either "general obligation" or "revenue" securities are intended to fulfill the short-term capital needs of the issuer and generally have maturities not exceeding one year. They include the following: tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper. Tax anticipation notes are issued to finance working capital needs of municipalities, and are payable from various anticipated future seasonal tax revenues, such as income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under various federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged and are typically payable from proceeds of the long-term bonds. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many such projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Municipal notes also include longer term issues that are remarketed to investors periodically, usually at one year intervals or less.

MUNICIPAL BONDS. Municipal bonds meet longer term capital needs of a municipal issuer and generally have maturities of more than one year when issued. General obligation bonds are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount. Revenue bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, class of facilities, or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from general tax revenues. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds are additionally secured by a debt service reserve fund which can be used to make a limited number of principal and interest payments should the pledged revenues be insufficient. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Revenue bonds issued by housing authorities may be secured in a number of ways, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated, as discussed below.

Private activity bonds are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, and health care and other nonprofit or charitable purposes. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

While at one time the pertinent provisions of the Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated facilities of a organization described in Section 501(c)(3) of the Code, rental multi-family housing facilities, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing are expected to become increasingly limited.

Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multifamily housing revenues bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

OTHER MUNICIPAL OBLIGATIONS. Other municipal obligations, incurred for a variety of financing purposes, include municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract. Municipal leases are entered into by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without being required to meet the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

ALTERNATIVE MINIMUM TAX. Municipal securities are also categorized according to whether the interest is or is not includable in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for Federal income tax purposes. Due to the increasing complexity of the Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

PUTS AND STANDBY COMMITMENTS ON MUNICIPAL SECURITIES. The Funds may acquire "puts" with respect to municipal securities. A put gives the Fund the right to sell the municipal security at a specified price at any time on or before a specified date. The Funds may sell, transfer or assign a put only in conjunction with its sale, transfer or assignment of the underlying security or securities. The amount payable to a Fund upon its exercise of a "put" is normally (i) the Fund's acquisition cost of the municipal securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

Puts may be acquired by the Funds to facilitate the liquidity of its portfolio assets. Puts may also be used to facilitate the reinvestment of a Fund's assets at a rate of return more favorable than that of the underlying security. The Funds expect that they will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a put either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities). The Funds intend to enter into puts only with dealers, banks and broker-dealers which, in Norwest's opinion, present minimal credit risks.

Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of a Fund's assets.

The Funds may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a "stand-by commitment," and the aggregate price which the Fund pays for securities with a stand-by commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit a Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, a Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment. The Funds' policy is to enter into stand-by commitment transactions only with municipal securities dealers which are determined to present minimal credit risks.

The acquisition of a stand-by commitment does not affect the valuation or maturity of the underlying municipal securities which continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund are valued at zero in determining net asset value. When a Fund pays directly or indirectly for a stand-by commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Stand-by commitments do not affect the average weighted maturity of the Fund's portfolio of securities.

VARIABLE AND FLOATING RATE SECURITIES

The securities in which the Funds invest (including municipal securities or mortgage- and asset-backed securities, as applicable) may have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically accordingly to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. Such adjustments minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Fund to maintain a stable net asset value. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities purchased by a Fund may be tied to Treasury or other government securities or indices on those securities as well as any other rate of interest or index. Certain variable rate securities (including mortgage-related securities or mortgage-backed securities) pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as inverse floaters). For instance, upon reset the interest rate payable on a security may go down when the underlying index has risen. During times when short-term interest rates are relatively low as compared to long-term interest rates a Fund may attempt to enhance its yield by purchasing inverse floaters. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This form of leverage may have the effect of increasing the volatility of the security's market value while increasing the security's, and thus the Fund's, yield. Money Market Funds may not invest in inverse floaters and certain other variable and floating rates securities that do not imply with Rule 2a-17.

There may not be an active secondary market for any particular floating or variable rate instruments (particularly inverse floaters and similar instruments) which could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its repayment obligation during periods that the Fund is not entitled to exercise any demand rights it may have. A Fund could, for this or other reasons, suffer a loss with respect to an instrument. The Investment Advisers, as applicable, monitor the liquidity of the Funds' investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

Many variable rate instruments include the right of the holder to demand prepayment of the principal amount of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount prior to maturity. The payment of principal and interest by issuers of certain securities purchased by the Funds may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a municipal security meets the Funds' investment quality requirements.

Variable rate obligations purchased by the Funds may include participation interests in variable rate obligations purchased by the Funds from banks, insurance companies or other financial institutions that are backed by irrevocable letters of credit or guarantees of banks. The Funds can exercise the right, on not more than thirty days' notice, to sell such an instrument back to the bank from which it purchased the instrument and draw on the letter of credit for all or any part of the principal amount of a Fund's participation interest in the instrument, plus accrued interest, but will do so only (i) as required to provide liquidity to a Fund, (ii) to maintain a high quality investment portfolio, or (iii) upon a default under the terms of the demand instrument. Banks and other financial institutions retain portions of the interest paid on such variable rate obligations as their fees for servicing such instruments and the issuance of related letters of credit, guarantees and repurchase commitments.

The Funds will not purchase participation interests in variable rate obligations unless it is advised by counsel or receives a ruling of the Internal Revenue Service that interest earned by the Funds from the obligations in which it holds participation interests is exempt from Federal income tax. The Internal Revenue Service has announced that it ordinarily will not issue advance rulings on certain of the Federal income tax consequences applicable to securities, or participation interests therein, subject to a put. The Investment Advisers monitor the pricing, quality and liquidity of variable rate demand obligations and participation interests therein held by the Fund on the basis of published financial information, rating agency reports and other research services to which the Investment Adviser may subscribe.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, a Fund might be entitled to less than the initial principal amount of the security upon the security's maturity. The Funds Portfolio intend to purchase such securities only when the Investment Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. A Fund may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that a Fund will be able to limit principal fluctuations and, accordingly, a Fund may incur losses on those securities even if held to maturity without issuer default.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

TYPES OF CREDIT ENHANCEMENT

To lessen the effect of failures by obligors on Mortgage Assets (as defined in the Prospectus) to make payments, mortgage-backed securities may contain elements of credit enhancement. Credit enhancement falls into two categories:
(1) liquidity protection; and (2) protection against losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting after default and liquidation ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of security.

Examples of credit enhancement arising out of the structure of the transaction include (i) "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), (ii) creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and (iii) "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that covered by credit enhancement protection could adversely affect the return on an investment in such a security.

OTHER GOVERNMENTAL RELATED MORTGAGE-BACKED SECURITIES

The Resolution Trust Corporation ("RTC"), which was organized by the U.S. Government in connection with the savings and loan crisis, holds assets of failed savings associations as either a conservator or receiver for such associations, or it acquires such assets in its corporate capacity. These assets include, among other things, single family and multi-family mortgage loans, as well as commercial mortgage loans. In order to dispose of such assets in an orderly manner, RTC has established a vehicle registered with the SEC through which it sold mortgage-backed securities. RTC mortgage-backed securities represent pro rata interests in pools of mortgage loans that RTC holds or has acquired, as described above, and are supported by one or more of the types of private credit enhancements used by Private Mortgage Lenders.

It is anticipated that in the future the Federal Deposit Insurance Corporation (which also holds mortgage loans as a conservator or receiver of insolvent banks or in its corporate capacity) or other governmental agencies or instrumentalities may establish vehicles for the issuance of mortgage-backed securities that are similar in structure and in types of credit enhancements to RTC securities.

ASSET-BACKED SECURITIES

A Fund may invest in asset-backed securities, which have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities are securities that represent direct or indirect participations in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution.

Asset-backed securities present certain risks that are not presented by mortgage-backed debt securities or other securities in which a Fund may invest. Primarily, these securities do not always have the benefit of a security interest in comparable collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

INTEREST-ONLY AND PRINCIPAL-ONLY SECURITIES

Some tranches of mortgage-backed securities, including CMOs, are structured so that investors receive only principal payments generated by the underlying collateral. Principal only ("POs") securities usually sell at a deep discount from face value on the assumption that the purchaser will ultimately receive the entire face value through scheduled payments and prepayments; however, the market values of POs are extremely sensitive to prepayment rates, which, in turn, vary with interest rate changes. If interest rates are falling and prepayments accelerate, the value of the PO will increase. On the other hand, if rates rise and prepayments slow, the value of the PO will drop.

Interest only ("IOs") securities result from the creation of POs; thus, CMOs with PO tranches also have IO tranches. IO securities sell at a deep discount to their "notional" principal amount, namely the principal balance used to calculate the amount of interest due. They have no face or par value and, as the notional principal amortizes and prepays, the IO cash-flow declines.

Unlike POs, IOs increase in value when interest rates rise and prepayment rates slow; consequently they are often used to "hedge" portfolios against interest rate risk. If prepayment rates are high, a Fund may receive less cash back than it initially invested.

INTEREST RATE PROTECTION TRANSACTIONS

Certain Funds may enter into interest rate protection transactions, including interest rate swaps, caps, collars and floors. Interest rate swap transactions involve an agreement between two parties to exchange interest payment streams that are based, for example, on variable and fixed rates that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which the payments are made when a designated market interest rate either goes above a designated ceiling or goes below a designated floor on predetermined dates or during a specified time period.

A Fund expects to enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Funds intend to use these transactions as a hedge and not as a speculative investment.

A Fund may enter into interest rate protection transactions on an asset-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate protection transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, the Funds believe such obligations do not constitute senior securities. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash, U.S. Government Securities or other liquid high grade debt obligations having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the

1940 Act. The Funds also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are written by the Fund.

A Fund will enter into interest rate protection transactions only with banks and other institutions believed by the Investment Adviser to the Fund to present minimal credit risks. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized and, accordingly, they are less liquid than swaps.

HEDGING AND OPTION INCOME STRATEGIES

Other than the Money Market Funds, each Fund may (i) purchase or sell (write) put and call options on securities to enhance the Fund's performance and (ii) seek to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase through the writing and purchase of exchange-traded and over-the-counter options on individual securities or securities or financial indices and through the purchase and sale of financial futures contracts and related options. Certain Funds currently do no not intend to enter into any such transactions. Whether or not used for hedging purposes, these investments techniques involve risks that are different in certain respects from the investment risks associated with the other investments of a Fund. To the extent a Fund invests in foreign securities, it may also invest in options on foreign currencies, foreign currency futures contracts and options on those futures contracts. Use of these instruments is subject to regulation by the SEC, the several options and futures exchanges upon which options and futures are traded or the CFTC.

No assurance can be given, however, that any hedging or option income strategy will succeed in achieving its intended result.

Except as otherwise noted in the Prospectus or herein, the Funds will not use leverage in their option income and hedging strategies. In the case of transactions entered into as a hedge, a Fund will hold securities, currencies or other options or futures positions whose values are expected to offset ("cover") its obligations thereunder. A Fund will not enter into a hedging strategy that exposes it to an obligation to another party unless it owns either (i) an offsetting ("covered") position or (ii) cash, U.S. Government Securities or other liquid securities (or other assets as may be permitted by the SEC) with a value sufficient at all times to cover its potential obligations. When required by applicable regulatory guidelines, the Funds will set aside cash, U.S. Government Securities or other liquid securities (or other assets as may be permitted by the SEC) in a segregated account with its custodian in the prescribed amount. Any assets used for cover or held in a segregated account cannot be sold or closed out while the hedging or option income strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES

A Fund may purchase put and call options written by others and sell put and call options covering specified individual securities, securities or financial indices or currencies. A put option (sometimes called a "standby commitment") gives the buyer of the option, upon payment of a premium, the right to deliver a specified amount of currency to the writer of the option on or before a fixed date at a predetermined price. A call option (sometimes called a "reverse standby commitment") gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of currency on or before a fixed date, at a predetermined price. The predetermined prices may be higher or lower than the market value of the underlying currency. A Fund may buy or sell both exchange-traded and over-the-counter ("OTC") options. A Fund will purchase or write an option only if that option is traded on a recognized U.S. options exchange or if the Investment Adviser believes that a liquid secondary market for the option exists. When a Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the currency underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. OTC options and the securities underlying these options currently are treated as illiquid securities by the Funds.

Upon selling an option, a Fund receives a premium from the purchaser of the option. Upon purchasing an option the Fund pays a premium to the seller of the option. The amount of premium received or paid by the Fund is based upon certain factors, including the market price of the underlying securities, index or currency, the relationship of the exercise price to the market price, the historical price volatility of the underlying assets, the option period, supply and demand and interest rates.

Certain Funds may purchase call options on debt securities that Norwest intends to include in the Fund's portfolio in order to fix the cost of a future purchase. Call options may also be purchased as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium paid. A Fund may similarly purchase put options in order to hedge against a decline in market value of securities held in its portfolio. The put enables the Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund is limited to the option premium paid. If the market price of the underlying security is lower than the exercise price of the put, any profit the Fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put may be sold.

An Investment Adviser may write call options when it believes that the market value of the underlying security will not rise to a value greater than the exercise price plus the premium received. Call options may also be written to provide limited protection against a decrease in the market price of a security, in an amount equal to the call premium received less any transaction costs.

Certain Funds may purchase and write put and call options on fixed income or equity security indexes in much the same manner as the options discussed above, except that index options may serve as a hedge against overall fluctuations in the fixed income or equity securities markets (or market sectors) or as a means of participating in an anticipated price increase in those markets. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities which are being hedged. Index options are settled exclusively in cash.

FOREIGN CURRENCY OPTIONS AND RELATED RISKS

A Fund may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase. Options on foreign currencies are affected by the factors discussed in "Hedging and Option Income Strategies -- Options Strategies" and "Foreign Currency Transactions" which influence foreign exchange sales and investments generally.

The value of foreign currency options is dependent upon the value of the foreign currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, a Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

To the extent that the U.S. options markets are closed while the market for the underlying currencies remains open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING

A Fund may effectively terminate its right or obligation under an option contract by entering into a closing transaction. For instance, if the Fund wished to terminate its potential obligation to sell securities or currencies under a call option it had written, a call option of the same type would be purchased by the Fund. Closing transactions essentially permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. In addition:

         (1) The successful use of options depends upon the Investment Adviser's ability to forecast the direction of price fluctuations in the underlying securities or currency markets, or in the case of an index option, fluctuations in the market sector represented by the index.

         (2) Options normally have expiration dates of up to nine months. Options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

         (3) A position in an exchange-listed option may be closed out only on an exchange which provides a market for identical options. Most exchange-listed options relate to equity securities. Exchange markets for options on foreign currencies are relatively new, and the ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. There is no assurance that a liquid secondary market will exist for any particular option at any specific time. If it is not possible to effect a closing transaction, a Fund would have to exercise the option which it purchased in order to realize any profit. The inability to effect a closing transaction on an option written by a Fund may result in material losses to the Fund.

         (4) A Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs.

         (5) When a Fund enters into an over-the-counter contract with a counterparty, the Fund will assume the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into.

FUTURES STRATEGIES

A futures contract is a bilateral agreement wherein one party agrees to accept, and the other party agrees to make, delivery of cash, an underlying debt security or the currency as called for in the contract at a specified future date and at a specified price. For futures contracts with respect to an index, delivery is of an amount of cash equal to a specified dollar amount times the difference between the index value at the time of the contract and the close of trading of the contract.

A Fund may sell interest rate futures contracts in order to continue to receive the income from a fixed income security, while endeavoring to avoid part of or all of a decline in the market value of that security which would accompany an increase in interest rates.

A Fund may purchase index futures contracts for several reasons: to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transactions costs, or to seek higher investment returns when a futures contract is priced more attractively than securities in the index.

A Fund may purchase call options on a futures contract as a means of obtaining temporary exposure to market appreciation at limited risk. This strategy is analogous to the purchase of a call option on an individual security, in that it can be used as a temporary substitute for a position in the security itself.

A Fund may sell foreign currency futures contracts to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar. In addition, a Fund may sell foreign currency futures contracts when its Investment Adviser anticipates a general weakening of foreign currency exchange rates that could adversely affect the market values of the Fund's foreign securities holdings. A Fund may purchase a foreign currency futures contract to hedge against an anticipated foreign exchange rate increase pending completion of anticipated transactions. Such a purchase would serve as a temporary measure to protect the Fund against such increase. A Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. A Fund may write call options on foreign currency futures contracts as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING

No price is paid upon entering into futures contracts; rather, a Fund is required to deposit (typically with its custodian in a segregated account in the name of the futures broker) an amount of cash or U.S. Government Securities generally equal to 5% or less of the contract value. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, would be made on a daily basis as the value of the futures position varies. When writing a call on a futures contract, variation margin must be deposited in accordance with applicable exchange rules. The initial margin in futures transactions is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.

Holders and writers of futures and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, a futures contract or related option with the same terms as the position held or written. Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts.

Under certain circumstances, futures exchanges may establish daily limits in the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions. In such event, it may not be possible for a Fund to close a position, and in the event of adverse price movements, it would have to make daily cash payments of variation margin. In addition:

         (1) Successful use by a Fund of futures contracts and related options will depend upon the Investment Adviser's ability to predict movements in the direction of the overall securities and currency markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current level of the underlying instrument but to the anticipated levels at some point in the future; thus, for example, trading of stock index futures may not reflect the trading of the securities which are used to formulate an index or even actual fluctuations in the relevant index itself.

         (2) The price of futures contracts may not correlate perfectly with movement in the price of the hedged currencies due to price distortions in the futures market or otherwise. There may be several reasons unrelated to the value of the underlying currencies which causes this situation to occur. As a result, a correct forecast of general market trends may still not result in successful hedging through the use of futures contracts over the short term.

         (3) There is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In such event, it may not be possible to close a position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

         (4) Like other options, options on futures contracts have a limited life. A Fund will not trade options on futures contracts on any exchange or board of trade unless and until, in Norwest's opinion, the market for such options has developed sufficiently that the risks in connection with options on futures transactions are not greater than the risks in connection with futures transactions.

         (5) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs is all that is at risk. Sellers of options on futures contracts, however, must post an initial margin and are subject to additional margin calls which could be substantial in the event of adverse price movements.

         (6) A Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions.

         (7) Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above. In addition, settlement of foreign currency futures contracts must occur within the country issuing that currency. Thus, a Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and the Fund may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

COMMODITY FUTURES CONTRACTS AND COMMODITY OPTIONS

A Fund may invest in certain financial futures contracts and options contracts in accordance with the policies described in the Prospectus and above. A Fund will only invest in futures contracts, options on futures contracts and other options contracts that are subject to the jurisdiction of the CFTC after filing a notice of eligibility and otherwise complying with the requirements of Section
4.5 of the rules of the CFTC. Under that section a Fund will not enter into any futures contract or option on a futures contract if, as a result, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund's net assets.

FOREIGN CURRENCY TRANSACTIONS

Investments in foreign companies will usually involve the currencies of foreign countries. In addition, a Fund may temporarily hold funds in bank deposits in foreign currencies pending the completion of certain investment programs. Accordingly, the value of the assets of a Fund, as measured in U.S. dollars, may be affected by changes in foreign currency exchange rates and exchange control regulations. In addition, the Fund may incur costs in connection with conversions between various currencies. A Fund may conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or by entering into foreign currency forward contracts ("forward contracts") to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers and involve the risk that the other party to the contract may fail to deliver currency when due, which could result in losses to the Fund. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Foreign exchange dealers realize a profit based on the difference between the price at which they buy and sell various currencies.

A Fund may enter into forward contracts under two circumstances. First, with respect to specific transactions, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, a Fund may enter into forward contracts in connection with existing portfolio positions. For example, when an Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's investment securities denominated in such foreign currency.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk of inaccurate predictions of currency price movements, which may cause the Fund to incur losses on these contracts and transaction costs. The Advisers do not intend to enter into forward contracts on a regular or continuous basis and will not do so if, as a result, a Fund will have more than 25 percent of the value of its total assets committed to such contracts or the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's investment securities or other assets denominated in that currency.

At or before the settlement of a forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract. If the Fund engages in an offsetting transaction, it will realize a gain or a loss to the extent that there has been a change in forward contract prices. Additionally, although forward contracts may tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global around-the-clock market.

When required by applicable regulatory guidelines, a Fund will set aside cash, U.S. Government Securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

EQUITY SECURITIES AND ADDITIONAL INFORMATION CONCERNING THE EQUITY FUNDS

CONTRARIAN STOCK FUND

Contrarian Stock Fund invests primarily in common stocks which may be out of favor with the investment community when purchased but for which Norwest believes there is significant potential for price appreciation. The basic premise to Norwest's "contrarian" investment approach is that security prices change more than fundamental investment values. Norwest monitors a universe of depressed issues as a starting point in making investment decisions for the Fund. It then projects the earnings of these depressed companies in normal and peak years and estimates how the market might value these earnings. Analysis of possible investments is intensive and fundamental, with emphasis on the quality of a firm's assets and its ability to earn good returns on those assets.

COMMON STOCK AND PREFERRED STOCK

Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company are entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, in general, as to the recovery of investment. A preferred stockholder is a shareholder in the company and not a creditor of the company as is a holder of the company's fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings of the company and not interest payments, which are expenses of the company. Equity securities owned by a Fund may be traded in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security to meet redemptions by shareholders or otherwise may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth.

CONVERTIBLE SECURITIES

A Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Although no securities investment is without some risk, investment in convertible securities generally entails less risk than in the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by a comparison of its yield with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

EQUITY-LINKED SECURITIES

Equity-linked securities are securities that are convertible into or based upon the value of, equity securities upon certain terms and conditions. The following are three examples of equity-linked securities.

Preferred Equity Redemption Cumulative Stock ("PERCS") technically are preferred stock with some characteristics of common stock. PERCS are mandatorily convertible into common stock after a period of time, usually three years, during which the investors' capital gains are capped, usually at 30%. Commonly, PERCS may be redeemed by the issuer at any time or if the issuer's common stock is trading at a specified price level or better. The redemption price starts at the beginning of the PERCS' duration period at a price that is above the cap by the amount of the extra dividends the PERCS holder is entitled to receive relative to the common stock over the duration of the PERCS and declines to the cap price shortly before maturity of the PERCS. In exchange for having the cap on capital gains and giving the issuer the option to redeem the PERCS at any time or at the specified common stock price level, a Fund may be compensated with a substantially higher dividend yield than that on the underlying common stock. Funds that seek current income find PERCS attractive because a PERCS provides a higher dividend income than that paid with respect to a company's common stock.

Equity-Linked Securities ("ELKS") differ from ordinary debt securities, in that the principal amount received at maturity is not fixed but is based on the price of the issuer's common stock. ELKS are debt securities commonly issued in fully registered form for a term of three years under an indenture trust. At maturity, the holder of ELKS will be entitled to receive a principal amount equal to the lesser of a cap amount, commonly in the range of 30% to 55% greater than the current price of the issuer's common stock, or the average closing price per share of the issuer's common stock, subject to adjustment as a result of certain dilution events, for the 10 trading days immediately prior to maturity. Unlike PERCS, ELKS are commonly not subject to redemption prior to maturity. ELKS usually bear interest during the three-year term at a substantially higher rate than the dividend yield on the underlying common stock. In exchange for having the cap on the return that might have been received as capital gains on the underlying common stock, the Investment Fund may be compensated with the higher yield, contingent on how well the underlying common stock does. Funds that seek current income find ELKS attractive because ELKS provide a higher dividend income than that paid with respect to a company's common stock.

Liquid Yield Option Notes ("LYONs") differ from ordinary debt securities, in that the amount received prior to maturity is not fixed but is based on the price of the issuer's common stock. LYONs are zero-coupon notes that sell at a large discount from face value. For an investment in LYONs, a Fund will not receive any interest payments until the notes mature, typically in 15 or 20 years, when the notes are redeemed at face, or par, value. The yield on LYONs, typically, is lower-than-market rate for debt securities of the same maturity, due in part to the fact that the LYONs are convertible into common stock of the issuer at any time at the option of the holder of the LYON. Commonly, LYONs are redeemable by the issuer at any time after an initial period or if the issuer's common stock is trading at a specified price level or better, or, at the option of the holder, upon certain fixed dates. The redemption price typically is the purchase price of the LYONs plus accrued original issue discount to the date of redemption, which amounts to the lower-than-market yield. A Fund will receive only the lower-than-market yield unless the underlying common stock increases in value at a substantial rate. LYONs are attractive to investors when it appears that they will increase in value due to the rise in value of the underlying common stock.

WARRANTS

A warrant is an option to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. Unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value. If a warrant is not exercised within the specified time period, it will become worthless and the Fund will lose the purchase price paid for the warrant and the right to purchase the underlying security.

ILLIQUID SECURITIES AND RESTRICTED SECURITIES

Each Fund may invest up to 15 percent (ten percent in the case of the Money Market Funds) of its net assets in securities that at the time of purchase are illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities"), securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and which are otherwise not readily marketable and includes, among other things, purchased over-the-counter (OTC) options and repurchase agreements not entitling the holder to repayment within seven days. The Board and, in the case of International Portfolio, the Core Trust Board, has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making day-to-day determinations of liquidity to the Investment Adviser of each Fund, pursuant to guidelines approved by the applicable Board. The Investment Advisers take into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The Investment Advisers monitor the liquidity of the securities held by each Fund and report periodically on such decisions to the Board or Core Trust Board, as applicable.

Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might also have to register restricted securities in order to dispose of them, resulting in expense and delay. A Fund might not be able to dispose of restricted or other securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time.

A institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment of the unregistered security. A security's contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act under guidelines adopted by the Board or the Core Trust Board, the Investment Advisers may determine that such securities are not illiquid securities. These guidelines take into account trading activity in the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, a Fund's holdings of that security may be illiquid.

BORROWING AND TRANSACTIONS INVOLVING LEVERAGE

Each Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33 1/3 percent of the Fund's total assets. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Except as otherwise noted, no Fund may purchase securities for investment while any borrowing equaling five percent or more of the Fund's total assets is outstanding or borrow for purposes other than meeting redemptions in an amount exceeding five percent of the value of the Fund's total assets. A Fund's use of borrowed proceeds to make investments would subject the Fund to the risks of leveraging. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

OTHER TECHNIQUES INVOLVING LEVERAGE

Utilization of leveraging involves special risks and may involve speculative investment techniques. Certain Funds may borrow for other than temporary or emergency purposes, lend their securities, enter reverse repurchase agreements, and purchase securities on a when issued or forward commitment basis. In addition, certain Funds may engage in dollar roll transactions. Each of these transactions involve the use of "leverage" when cash made available to the Fund through the investment technique is used to make additional portfolio investments. The Funds use these investment techniques only when Norwest believes that the leveraging and the returns available to the Fund from investing the cash will provide shareholders a potentially higher return.

Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the investment the Fund has invested. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment transactions).

The risks of leverage include a higher volatility of the net asset value of the Fund's shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by the Fund than if the Fund were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.

SEGREGATED ACCOUNT

In order to limit the risks involved in various transactions involving leverage, the Trust's custodian will set and maintain in a segregated account cash, U.S. Government Securities (or other assets as may be permitted by the SEC) in accordance with SEC guidelines. The account's value, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions. The Fund's commitments include the Fund's obligations to repurchase securities under a reverse repurchase agreement and settle when-issued and forward commitment transactions.

MARGIN AND SHORT SALES

Certain Funds may enter into short sales as described in the prospectus of that Fund. The Funds may short sales of securities against the box. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. Prohibitions on entering short sales other than against the box does not restrict a Fund's ability to use short-term credits necessary for the clearance of portfolio transactions and to make margin deposits in connection with permitted transactions in options and futures contracts.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. Counterparties to a Money Market Fund's reverse repurchase agreements must be a primary dealer that reports to the Federal Reserve Bank of New York ("primary dealers") or one of the largest 100 commercial banks in the United States.

Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative technique.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

Certain Funds may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased by a Fund with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time it enters into the transaction. In those cases, the purchase price and the interest rate payable on the securities are fixed on the transaction date and delivery and payment may take place a month or more after the date of the transaction. When a Fund enters into a delayed delivery transaction, it becomes obligated to purchase securities and it has all of the rights and risks attendant to ownership of the security, although delivery and payment occur at a later date. To facilitate such acquisitions, the Fund will maintain with its custodian a separate account with portfolio securities in an amount at least equal to such commitments.

At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value. The value of the fixed income securities to be delivered in the future will fluctuate as interest rates and the credit of the underlying issuer vary. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of the securities held in the separate account or from other available sources of cash. A Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than purchase the security. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, realize a gain or loss due to market fluctuation.

To the extent a Fund engages in when-issued or delayed delivery transactions, it will do so for the purpose of acquiring securities consistent with the Fund's investment objectives and policies and not for the purpose of investment leverage or to speculate in interest rate changes. A Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Fund reserves the right to dispose of the right to acquire these securities before the settlement date if deemed advisable.

The use of when-issued transactions and forward commitments enables the Fund to hedge against anticipated changes in interest rates and prices. If an Investment Adviser were to forecast incorrectly the direction of interest rate movements, however, a Fund might be required to complete when-issued or forward transactions at prices inferior to the current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, a Fund may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for a Fund to "roll over" its purchase commitment, the Fund may receive a negotiated fee. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event. Any significant commitment of a Fund's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. For purposes of the Funds' investment policies, the purchase of securities with a settlement date occurring on a Public Securities Association approved settlement date is considered a normal delivery and not a when-issued or forward commitment purchase.

REPURCHASE AGREEMENTS

The Funds maintain procedures for evaluating and monitoring the creditworthiness of vendors of repurchase agreements. In addition, each Fund that may enter into repurchase agreements requires continual maintenance of collateral held by its custodian with a market value at least equal to the repurchase price. Counterparties to a Money Market Fund's repurchase agreements must be a primary dealer that reports to the Federal Reserve Bank of New York ("primary dealers") or one of the largest 100 commercial banks in the United States.

Under the terms of a repurchase agreement, a Fund purchases securities from registered broker-dealers, banks or their affiliates subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Fund's believe that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements, and under Federal laws, a court of competent jurisdiction would rule in favor of the Fund if presented with the question. Securities subject to repurchase agreements will be held by the Fund's custodian or another qualified custodian or in the Federal Reserve book-entry system. Repurchase agreements are considered to be loans by a Fund for certain purposes under the 1940 Act.

TEMPORARY DEFENSIVE POSITION

When a Fund other than a Money Market Fund, in accordance with the policies described in its Prospectus, assumes a temporary defensive position, it may invest in (i) short-term U.S. Government Securities, (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have, at the time of investment, except in the case of International Fund total assets in excess of one billion dollars and that are insured by the Federal Deposit Insurance Corporation, (iii) commercial paper of prime quality rated Prime-2 or higher by Moody's or A-2 or higher by S&P or, if not rated, determined by Norwest to be of comparable quality, (iv) repurchase agreements covering any of the securities in which the Fund may invest directly and (v) money market mutual funds.

Except as may be permitted by the SEC, the Funds may invest in the securities of other investment companies within the limits prescribed by the 1940 Act. Under normal circumstances and except as described below, each Fund intends to invest less than 5% of the value of its net assets in the securities of other investment companies. International Fund invests all of its investable assets in International Portfolio and Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund and Growth Equity Fund invest in certain portfolios of Core Trust in accordance with an exemptive order issued by the SEC. In addition to those Funds' expenses (including the various fees), as a shareholder in another investment company, the Funds bear their pro rata portion of the other investment companies' expenses (including fees).

2.  INFORMATION CONCERNING COLORADO AND MINNESOTA

Following is a brief summary of some of the factors that may affect the financial condition of the State of Colorado and the State of Minnesota and their respective political subdivisions. It is not a complete or comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations held by Colorado Tax Free Fund and Minnesota Tax-Free Fund or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, and the national and international markets for products produced in each state could have an adverse impact on the financial condition of a State and its political subdivisions, including the issuers of obligations held by a Fund. It is not possible to predict whether and to what extent those factors may affect the financial condition of a State and its political subdivisions, including the issuers of obligations held by a Fund.

The State of Colorado's political subdivisions include approximately 1,600 units of local government in Colorado, including counties, statutory cities and towns, home-rule cities and counties, school districts and a variety of water, irrigation, and other special districts and special improvement districts, all with various constitutional and statutory authority to levy taxes and incur indebtedness.

The following summary is based on publicly available information that has not been independently verified by the Trust or its legal counsel.

COLORADO

THE COLORADO STATE ECONOMY

Among the most significant sectors of the State's economy are services, trade, manufacture of durable and non-durable goods and tourism. Between late 1984 and mid-1987, the State's economy was adversely affected by numerous factors, including the contraction of the energy sector, layoffs by advanced technology firms and an excess supply of both residential and nonresidential buildings causing employment in the construction sector to decline. As a result of these conditions, certain areas of the State experienced particularly high unemployment. Furthermore, in 1986, for the first time in 32 years, job generation in the State was negative and, in 1986, for the first time in 21 years, the State experienced negative migration, with more people leaving the State than moving in.

From 1987 through 1995, there has been moderate but steady improvement in the Colorado economy: per-capita income increased approximately 48.4% (4.4% in 1995) and retail trade sales increased approximately 63.3% (5.2% in 1995). The State's estimated growth rate is above the national growth rate and the State's unemployment rate is still below the national unemployment rate (in 1995 the State's unemployment rate was 4.2% and the United State's unemployment rate was 5.6%).

STATE REVENUES

The State operates on a fiscal year beginning July 1 and ending June 30. Fiscal year 1995 refers to the fiscal year ended June 30, 1995.

The State derives all of its General Fund revenues from taxes. The two most important sources of these revenues are sales and use taxes and personal income taxes, which accounted for approximately 31.2% and 53.3%, respectively, of total General Fund revenues during fiscal year 1994 and approximately 31.5% and 53.2%, respectively, of total General Fund revenues during fiscal year 1995. The ending General Fund balance for fiscal year 1994 was $405.1 million and for fiscal year 1995 was approximately $396.7 million.

The Colorado Constitution contains strict limitations on the ability of the State to create debt except under certain very limited circumstances. However, the constitutional provision has been interpreted not to limit the ability of the State to issue certain obligations which do not constitute debt, including short-term obligations which do not extend beyond the fiscal year in which they are incurred and lease purchase obligations which are subject to annual appropriation. The State is authorized pursuant to State statutes to issue short-term notices to alleviate temporary cash flow shortfalls. The most recent issue of such notes, issued on July 1, 1996, was given the highest rating available for short-term obligations by S&P, which is a division of The McGraw-Hill Companies, Inc. (SP-1+) and Fitch Investors Service, Inc. (F-1+) (A rating on such notes was not requested from, and consequently no rating was given by, Moody's) Because of the short-term nature of such notes, their ratings should not be considered necessarily indicative of the State's general financial condition.

TAX AND SPENDING LIMITATION AMENDMENT

On November 3, 1992, the Colorado voters approved a State constitutional amendment (the "Amendment") that restricts the ability of the State and local governments to increase taxes, revenues, debt and spending. The Amendment provides that its provisions supersede conflicting State constitutional, State statutory, charter or other State or local provisions.

The provisions of the Amendment apply to "districts", which are defined in the Amendment as the State or any local government, with certain exclusions. Under the terms of the Amendment, districts must have prior voter approval to impose any new tax, tax rate increase, mill levy increase, valuation for assessment ratio increase and extension of an expiring tax. Such prior voter approval is also required, except in certain limited circumstances, for the creation of "any multiple-fiscal year direct or indirect district debt or other financial obligation." The Amendment prescribes the timing and procedures for any elections required by the Amendment.

Because the Amendment's voter approval requirements apply to any "multiple fiscal year" debt or financial obligation, short-term obligations which do not extend beyond the fiscal year in which they are incurred are exempt from the voter approval requirements of the Amendment. In addition, the Colorado Court of Appeals has determined that lease purchase obligations subject to annual appropriation are not subject to the voter approval requirements of the Amendment. The Amendment's voter approval requirements and other limitations (discussed in the following paragraph) do not apply to "enterprises," which are defined in the Amendment as follows: "a government-owned business authorized to issue its own revenue bonds and receiving under 10% of annual revenue in grants from all Colorado state and local governments combined."

Among other provisions, the Amendment requires the establishment of emergency reserves, limits increases in district revenues and limits increases in district fiscal year spending. As a general matter, annual State fiscal year spending may change not more than inflation plus the percentage change in State population in the prior calendar year. Annual local district fiscal year spending may change no more than inflation in the prior calendar year plus annual local growth, as defined in and subject to the adjustments provided in the Amendment. The Amendment provides that annual district property tax revenues may change no more than inflation in the prior calendar year plus annual local growth, as defined in and subject to the adjustments provided in the Amendment. District revenues in excess of the limits prescribed by the Amendment are required, absent voter approval, to be refunded by any reasonable method, including temporary tax credits or rate reductions. In addition, the Amendment prohibits new or increased real property transfer taxes, new State real property taxes and new local district income taxes. The Amendment also provides that a local district may reduce or end its subsidy to any program (other than public education through grade 12 or as required by federal law) delegated to it by the State General Assembly for administration.

This description is not intended to constitute a complete description of all of the provisions of the Amendment. Furthermore, many provisions of the Amendment and their application are unclear. Several statutes have been enacted since the passage of the Amendment attempting to clarify the application of the Amendment with respect to certain governmental entities and activities and numerous court decisions have been rendered interpreting certain of the Amendment's provisions. However, many provisions of the Amendment may require further legislative or judicial clarification. The future impact of the Amendment on the financial operations and obligations of the State and local governments in the State cannot be determined at this time. Attempts to apply the provisions of the Amendment to obligations issued prior to the approval of the Amendment may be challenged as violation of protections afforded by the federal constitution against impairment of contracts.

MINNESOTA

The following information has been derived from the ECONOMIC REPORT TO THE GOVERNOR for 1993 and 1994, prepared by the Economic Resource Group, and COMPARE
MINNESOTA: AN ECONOMIC AND STATISTICAL FACT BOOK 1994/1995 by the Minnesota Department of Trade and Economic Development. More recent editions of such publications were not available at the time this prospectus was prepared.

THE STRUCTURE OF THE MINNESOTA STATE'S ECONOMY

Diversity   and  a   significant   natural   resource  base  are  two  important
characteristics of the State's economy.

When viewed in 1993 on an aggregate level, the structure of the State's economy parallels the structure of the United States economy as a whole. State employment in 10 major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of total State employment was within 2 percentage points of national employment share.

Some unique characteristics of the State's economy are apparent in employment concentrations in industries that comprise the durable goods and non-durable goods manufacturing categories. In the durable goods industries, the State's employment in 1993 was highly concentrated in industrial machinery, fabricated metals, instruments and miscellaneous categories. Of particular importance is the industrial machinery category in which 32.6 percent of the State's durable goods employment was concentrated in 1993, as compared to 18.9 percent for the United States as a whole. The emphasis is partly explained by the location in the State of Ceridian, Unisys, IBM, Cray Research, and other computer equipment manufacturers which are included in the industrial machinery classification.

The importance of the State's resource base for overall employment is apparent in the employment mix in non-durable goods industries. In 1993, 29.4 percent of the State's non-durable goods employment was concentrated in food and kindred industries, and 19.1 percent in paper and allied industries. This compares to
21.4 percent and 8.8 percent, respectively, for comparable sectors in the national economy. Both of these rely heavily on renewable resources in the State. Over half of the State's acreage is devoted to agricultural purposes, and nearly one-third to forestry. Printing and publishing is also relatively more important in the State than in the U.S.

Mining is currently a less significant factor in the State economy than it once was. Mining employment, primarily in the iron ore or taconite industry, dropped from 17.3 thousand in 1979 to 7.4 thousand in 1993. It is not expected that mining employment will return to 1979 levels. However, Minnesota retains significant quantities of taconite as well as copper, nickel, cobalt, and peat which may be utilized in the future.

EMPLOYMENT GROWTH IN THE STATE

In the period 1980 to 1993, overall employment growth in Minnesota lagged behind national growth. However, manufacturing has been a strong sector, with Minnesota employment outperforming its U.S. counterpart in both the 1980-1990 and 1990-1993 periods. Over 40 percent of the total increase in Minnesota employment between the years 1983-1992 resulted from a 50.2 percent increase in employees in the services industry during this period. Mining was the only industry where employment decreased between 1983-1992 in both Minnesota and the United States, dropping by almost 14 percent in Minnesota and 33 percent in the United States.

In spite of a strong manufacturing sector, during the 1980 to 1990 period total employment in Minnesota increased 18.1 percent while increasing 20.1 percent nationally. Most of Minnesota's relatively slower growth is associated with declining agricultural employment and with the two recessions in the U.S. economy during the early 1980's which were more severe in Minnesota than nationwide. Minnesota non-farm employment growth generally kept pace with the nation in the period after the 1981-82 recession ended in late 1982. Employment data through December, 1993 indicate the recession which began in July, 1990 was less severe in Minnesota than in the national economy, and that Minnesota's recovery has been more rapid than the nation's. Between 1990 and 1993, Minnesota's non-farm employment grew 5.1 percent compared to only 0.7 percent nationwide.

PERFORMANCE OF THE STATE'S ECONOMY

Since 1980, State per capita personal income has been within three percentage points of national per capita personal income. The State's per capita income, which is computed by dividing personal income by total resident population, has generally remained above the national average in spite of the early 1980's recessions and some difficult years in agriculture. In 1992, Minnesota per capita personal income was 101.6 percent of its U.S.
counterpart.

In the level of personal income per capita, Minnesota ranked second among twelve north central states in both 1990 and 1992. During the period 1983 to 1992, Minnesota ranked first among such states in growth of personal income and third during the period 1991 to 1992. Minnesota ranked seventeenth nationally and second among the twelve north central states with a per capita disposable income of $17,448 in 1992. During 1990-1992, wage and salary disbursements which constitute some 60% of total personal income grew 12.3 percent in Minnesota as compared to 8.3 percent for the United States. Personal income in Minnesota grew more rapidly than eleven other north central states' averages during 1991-1992, and faster than the United States average. Over the period 1983 to 1992, Minnesota non-agricultural employment grew 27.4 percent while such employment in the United States grew 19.7 percent. During the 1990-1993 period, Minnesota non-agricultural employment increased 5.1 percent, while regional employment increased 1.3 percent.

Retail sales in Minnesota increased an average of 5.9 percent per year, compounded, between 1983 and 1992. This growth, however, was not uniform from year to year. Retail sales grew only 3.4 percent in 1982, a recession year, and
3.0 percent in 1985, while growing 12.1 percent in 1984, and 2.0 percent in 1986.

During 1992 and 1993, the State's monthly unemployment rate was generally less than the national unemployment rate, averaging 5.1 percent in 1993, as compared to the national average of 7.4 percent.

POPULATION TRENDS IN THE STATE

Minnesota resident population grew from 4,085,000 in 1980 to 4,390,000 in 1990, or at an average annual compound rate of 0.7 percent. In comparison, U.S. population grew at an annual compound rate of 0.9 percent during this period. Minnesota resident population increased 4,625,000 in 1995. Minnesota population is currently forecast to grow at an annual compound rate of 0.6 percent between 1990 and 2000. Minnesota population growth accelerated during the late 1980's.

3.  INVESTMENT LIMITATIONS

Except as required by the 1940 Act, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

Whenever reference is made throughout this SAI or the applicable prospectus to the limitations of the 1940 Act, to "the extent permitted by the 1940 Act" or to similar language, the reference shall be deemed to include reference to any exemptive order obtained by the Trust or which may be relied upon by the Trust.

For purposes of the fundamental and nonfundamental limitations which relate to diversification, the District of Columbia, each state, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is deemed to be a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of private activity bonds, if the bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. However, if in either case, the creating government or some other agency guarantees a security, that guarantee would be considered a separate security and would be treated as an issue of such government or other agency.

A Fund's fundamental limitations cannot be changed without the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented.

FUNDAMENTAL LIMITATIONS

Each Fund has adopted the following investment limitations which are fundamental policies of the Fund. Reference to International Fund includes reference to International Portfolio, which has the same fundamental policies.

(1)      DIVERSIFICATION

                  EACH FUND (other than Colorado Tax-Free Fund and Minnesota Tax-Free Fund) may not, with respect to 75% of its assets, purchase a security (other than a U.S. Government Security or a security of an investment company) if, as a result (i) more than 5% of the Fund's total assets would be invested in the securities of a single issuer, or (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer

(2)      CONCENTRATION

          (a) CASH INVESTMENT FUND and READY CASH INVESTMENT FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided, (i) there is no limit on investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities or in foreign government securities, (ii) municipal securities are not treated as involving a single industry, (iii) there is no limit on investment in issuers domiciled in a single country, (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance) and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone); and provided the Fund will invest more than 25% of the value of the Fund's total assets in obligations of domestic and foreign financial institutions and their holding companies. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

          (b) TREASURY FUND, U.S. GOVERNMENT FUND and MUNICIPAL MONEY MARKET FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided, (i) there is no limit on investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities, in foreign government securities, or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks), (ii) municipal securities are not treated as involving a single industry, (iii) there is no limit on investment in issuers domiciled in a single country, (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance) and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone). Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

          (c) INCOME FUND, LIMITED TERM TAX-FREE FUND, TAX-FREE INCOME FUND, COLORADO TAX-FREE FUND, MINNESOTA TAX-FREE FUND and VALUGROWTH STOCK FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided, (i) there is no limit on investments in repurchase agreements covering U.S. Government Securities or (ii) municipal securities are not treated as involving a single industry, (iii) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance) and
               (iv) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone). Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to
               Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

          (d) TOTAL RETURN BOND FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided, (i) there is no limit on investments in U.S. Government Securities, or in repurchase agreements covering U.S. Government Securities, (ii) mortgage-related or housing-related securities (including mortgage-related or housing-related U.S. Government Securities) and municipal securities are not treated as involving a single industry, (iii) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance), (iv) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone). Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to
               Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

          (e) SMALL COMPANY STOCK FUND and CONTRARIAN STOCK FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided, (i) there is no limit on investments in U.S. Government Securities, or in repurchase agreements covering U.S.

               Government Securities, municipal securities are not treated as involving a single industry, (iii) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance) (iv) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone). Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

          (f) INTERNATIONAL FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided, (i) there is no limit on investments in U.S. Government Securities, or in repurchase agreements covering U.S. Government Securities, (ii) there is no limit on investment in issuers domiciled in a single country,
               (iii) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance) and (iv) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone). Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

          (g) STABLE INCOME FUND, INTERMEDIATE GOVERNMENT INCOME FUND, DIVERSIFIED BOND FUND, CONSERVATIVE BALANCED FUND, MODERATE BALANCED FUND, GROWTH BALANCED FUND, INCOME EQUITY FUND, INDEX FUND, DIVERSIFIED EQUITY FUND, GROWTH EQUITY FUND, LARGE COMPANY GROWTH FUND, SMALL COMPANY GROWTH FUND and INTERNATIONAL FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided, however, that there is no limit on investments in U.S. Government Securities, repurchase agreements covering U.S. Government Securities, foreign government securities, mortgage-related or housing-related securities, municipal securities and issuers domiciled in a single country; that financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); that utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

(3)      BORROWING

         (a) Prime Money Market Portfolio, Money Market Portfolio, Total Return Bond Portfolio, Small Company Stock Portfolio,Growth Stock Fund, Small Company Stock Fund and Contrarian Stock Fund may borrow money from banks or by entering into reverse repurchase agreements, but the Fund will limit borrowings to amounts not in excess of 33 1/3% of the value of the Fund's total assets (computed immediately after the borrowing).

         (b) STABLE INCOME FUND, INTERMEDIATE GOVERNMENT INCOME FUND, DIVERSIFIED BOND FUND, CONSERVATIVE BALANCED FUND, MODERATE BALANCED FUND, GROWTH BALANCED FUND, INCOME EQUITY FUND, INDEX FUND, DIVERSIFIED EQUITY FUND, GROWTH EQUITY FUND, LARGE COMPANY GROWTH FUND, SMALL COMPANY GROWTH FUND and INTERNATIONAL FUND may borrow money for temporary or emergency purposes, including the meeting of redemption requests, but not in excess of 33 1/3% of the value of the Fund's total assets (as computed immediately after the borrowing).

(4)      ISSUANCE OF SENIOR SECURITIES

         NO FUND may issue senior securities except to the extent permitted by the 1940 Act.

(5)      UNDERWRITING ACTIVITIES

         NO FUND may underwrite securities of other issuers, except to the extent that the Fund may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

(6)      MAKING LOANS

         NO FUND may make loans, except a Fund may enter into repurchase agreements, purchase debt securities that are otherwise permitted investments and lend portfolio securities.

(7)      PURCHASES AND SALES OF REAL ESTATE

         EACH FUND, INTERNATIONAL FUND, TAX-FREE INCOME FUND may not purchase or sell real estate or any interest therein or real estate limited partnership interests, except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

(8)      PURCHASES AND SALES OF COMMODITIES

         EACH FIXED INCOME FUND, EQUITY FUND, and BALANCED FUND may not purchase or sell physical commodities or contracts, options or options on contracts to purchase or sell physical commodities; provided that currency and currency-related contracts and contracts on indices will not be deemed to be physical commodities.

NONFUNDAMENTAL LIMITATIONS

Each Fund has adopted the following investment limitations which are not fundamental policies of the Fund. Reference to the International Fund includes reference to International Fund, which has the same fundamentals as policies may be changed by the Board, or in the case of International Portfolio, the Core Trust Board.

(1)      DIVERSIFICATION

          (a) To the extent required to qualify as a regulated investment company, and with respect to 50% of its assets, Municipal Money Market Fund may not purchase a security other than a U.S. Government Security, if as a result, more than 5% of the Fund' s total assets would be invested in the section as a single issuer or the Fund would own more than 10% of the outstanding rate securities of any single issuer.

          (b) With respect to each of COLORADO TAX-FREE FUND and MINNESOTA TAX-FREE FUND, the Fund is "non-diversified" as that term is defined in the 1940 Act.

          (c) With respect to each of COLORADO TAX-FREE FUND and MINNESOTA TAX-FREE FUND, to the extent required to qualify as a regulated investment company under the [Internat Revenue] Code [of 1986, as amended], the Fund may not purchase a security (other than a U.S. Government security or a security of an investment company) if, as a result (i) with respect to 50% of its assets, more than 5% of the Fund's total assets would be invested in the securities of any single issuer, (ii) with respect to 50% of its assets, the Fund would own more than 10% of the outstanding securities of any single issuer, or (iii) more than 25% of the Fund's total assets would be invested in the securities of any single issuer.

(2)      BORROWING

         EACH FUND'S (other than INTERMEDIATE GOVERNMENT INCOME FUND'S and DIVERSIFIED BOND FUND'S) borrowings for other than temporary or emergency purposes or meeting redemption requests may not exceed an amount equal to 5% of the value of the Fund's net assets. When STABLE INCOME FUND, INTERMEDIATE GOVERNMENT INCOME FUND, DIVERSIFIED BOND FUND, CONSERVATIVE BALANCED FUND, MODERATE BALANCED FUND, GROWTH BALANCED FUND, INCOME EQUITY FUND, INDEX FUND, DIVERSIFIED EQUITY FUND, GROWTH EQUITY FUND, LARGE COMPANY GROWTH FUND, SMALL COMPANY GROWTH FUND and INTERNATIONAL FUND establish a segregated account to limit the amount of leveraging with respect to certain investment techniques, they do not treat those techniques as involving borrowings for purposes of this or other borrowing limitations.

(3)      ILLIQUID SECURITIES

         (a) EACH MONEY MARKET FUND may not acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than 10% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable, including securities that are not readily marketable by virtue of restrictions on the sale of such securities to the public without registration under the 1933 Act ("Restricted Securities").

         (b) EACH FIXED INCOME FUND, EQUITY FUND and BALANCED FUND may not acquire securities or invest in repurchase agreements with respect to any securities if, as result, more than 15% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable, including securities that are not readily marketable by virtue of restrictions on the sale of such securities to the public without registration under the 1933 Act ("Restricted Securities").

(4)      OTHER INVESTMENT COMPANIES

         EACH FUND may not invest in securities of another investment company, except to the extent permitted by the 1940 Act.

(5)      MARGIN AND SHORT SALES

         EACH FUND (other than INTERMEDIATE GOVERNMENT INCOME FUND) may not purchase securities on margin, or make short sales of securities (except short sales against the box), except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities. Each Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts. NO FUND may enter short sales if, as a result, more that 25% of the value of the Fund's total assets would be so invested, or such a position would represent more than 2% of the outstanding voting securities of any single issuer or class of an issuer.

(6)      UNSEASONED ISSUERS

         NO FUND may not invest in securities (other than fully-collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years, including the operations of predecessors, unless guaranteed as to principal and interest by an issuer in whose securities the Fund could invest, if, as a result, more than 5% of the value of the Fund's total assets would be so invested; provided, that each Fund may invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

                                       33
(7)      PLEDGING

         NO FUND may pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or to secure other permitted transactions.

(8)      SECURITIES WITH VOTING RIGHTS

         NO MONEY MARKET FUND or FIXED INCOME FUND may purchase securities having voting rights except securities of other investment companies; provided that the Funds may hold securities with voting rights obtained through a conversion or other corporate transaction of the issuer of the securities, whether or not the Fund was permitted to exercise any rights with respect to the conversion or other transaction.

(9)     LENDING OF PORTFOLIO SECURITIES

         NO FUND may lend portfolio securities if the total value of all loaned securities would exceed 33 1/3% of the Fund's total assets.

(10)     REAL ESTATE LIMITED PARTNERSHIPS

         NO FUND may invest in real estate limited partnerships.

(11)     OPTIONS AND FUTURES CONTRACTS

         (a) NO MONEY MARKET FUND may invest in options, futures contracts or options on futures contracts.

         (b) NO FIXED INCOME FUND, EQUITY FUND or BALANCED FUND may purchase an option if, as a result, more that 5% of the value of the Fund's total assets would be so invested.

(12)     WARRANTS

         NO FUND may invest in warrants if (i) more than 5% of the value of the Fund's net assets would will be invested in warrants (valued at the lower of cost or market) or (ii) more than 2% of the value of the Fund's net assets would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange; provided, that warrants acquired by a Fund attached to securities are deemed to have no value.

(13)     TREASURY FUND INVESTMENT LIMITATIONS

         TREASURY FUND may not enter into repurchase agreements or purchase any security other than those that are issued or guaranteed by the U.S. Treasury, including separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury.

(14)     PURCHASES AND SALES OF COMMODITIES

         NO MONEY MARKET FUND may purchase or sell physical commodities or contracts, options or options on contracts to purchase or sell physical commodities, provided that currencies and currency-related contracts and contracts on indices are not be deemed to be physical commodities.

(15)     VALUGROWTH STOCK FUND INVESTMENT LIMITATIONS

         VALUGROWTH STOCK FUND may not enter into commitments under when-issued and forward commitment obligations in an amount greater than 15% of the value of the Fund's total assets.

4.  PERFORMANCE AND ADVERTISING DATA

Quotations of performance may from time to time be used in advertisements, sales literature, shareholder reports or other communications to shareholders or prospective investors. All performance information supplied by the Funds is historical and is not intended to indicate future returns. Each Fund's yield and total return fluctuate in response to market conditions and other factors. The value of a Fund's shares when redeemed may be more or less than their original cost. There can be no assurance that the Money Market Funds will be able maintain a stable net asset value of $1.00.

For a listing of certain performance data as of May 31, 1996, see Appendix Performance Data.

In performance advertising, the Funds may compare any of their performance information with data published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Funds may also compare any of their performance information with the performance of recognized stock, bond and other indexes, including but not limited to the Municipal Bond Buyers Indices, the Salomon Brothers Bond Index, Shearson Lehman Bond Index, the Standard & Poor's 500 Composite Stock Price Index, Russell 2000 Index, Morgan Stanley - Europe, Australian and Far East Index, Lehman Brothers Intermediate Government Index, Lehman Brothers Intermediate Government/Corporate Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Funds may refer to general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). The Funds may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Funds' and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

SEC YIELD CALCULATIONS

Although published yield information is useful to investors in reviewing a Fund's performance, investors should be aware that each Fund's yield fluctuates from day to day and that the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. Norwest, Processing Organizations and others may charge their customers, various retirement plans or other shareholders that invest in a Fund fees in connection with an investment in a Fund, which will have the effect of reducing the Fund's net yield to those shareholders. The yields of a Fund are not fixed or guaranteed, and an investment in a Fund is not insured or guaranteed. Accordingly, yield information may not necessarily be used to compare shares of a Fund with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare a Fund's yield information directly to similar information regarding investment alternatives which are insured or guaranteed.

MONEY MARKET FUNDS

Yield quotations for the Money Market Funds will include an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven-calendar-day period and are calculated by dividing the net change during the seven-day period in the value of an account having a balance of one share at the beginning of the period by the value of the account at the beginning of the period, and multiplying the quotient by 365/7. For this purpose, the net change in account value reflects the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective annualized yield quotation used by a Money Market Fund is calculated by compounding the current yield quotation for such period by adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result. The standardized tax equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal a Fund's yield after taxes. Tax equivalent yields are calculated by dividing the Fund's yield by one minus the stated Federal or combined Federal and state tax rate. If a portion of a Fund's yield is tax-exempt, only that portion is adjusted in the calculation.

FIXED INCOME AND EQUITY FUNDS

Standardized yields for the Funds used in advertising are computed by dividing a Fund's interest income (in accordance with specific standardized rules) for a given 30 days or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income in accordance with specific standardized rules) in order to arrive at an annual percentage rate. In general, interest income is reduced with respect to municipal securities purchased at a premium over their par value by subtracting a portion of the premium from income on a daily basis. In general, interest income is increased with respect to municipal securities purchased at original issue at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from these calculations.

The standardized tax equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal a Fund's yield after taxes. Tax equivalent yields are calculated by dividing the Fund's yield by one minus the stated Federal or combined Federal and state tax rate. If a portion of a Fund's yield is tax-exempt, only that portion is adjusted in the calculation.

Income calculated for the purpose of determining each Fund's standardized yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distribution the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

TOTAL RETURN CALCULATIONS

Standardized total returns quoted in advertising and sales literature reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, any change in the Fund's net asset value per share over the period and maximum sales charge, if any, applicable to purchases of the Fund's shares. Average annual total returns are calculated, through the use of a formula prescribed by the SEC, by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. The average annual total return is computed separately for each class of shares of a Fund. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Funds.

Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment, over such periods according to the following formula:

         P(1+T)n = ERV

         Where:
                  P = a  hypothetical  initial  payment  of  $1,000
                  T =  average annual total return
                  n = number of years
                  ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period

In addition to average annual returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. Period total return is calculated according to the following formula:

         PT = (ERV/P-1)

         Where:
                  PT = period total return
                  The other definitions are the same as in average annual total return above


MULTICLASS, COLLECTIVE TRUST FUND AND MASTER-FEEDER PERFORMANCE

MULTICLASS PERFORMANCE

When a Fund has more than one class of shares, performance calculations for the classes of shares that are created after the initial class may be stated so as to include the performance of the initial class or classes of the Fund. Generally, performance of the initial class is not restated to reflect the expenses or expense ratio of the subsequent class. For instance, if A Shares of a Fund are created after I Shares have been in existence, the inception of performance for the A Shares will be deemed to be the inception date of the I Shares and the performance of the I Shares (based on the I Shares actual expenses) from the inception of I Shares to the inception of A Shares will be deemed to be the performance of A Shares for that period. For standardized total return calculations, the current maximum initial sales load on A Shares would be used in determining the total return of A Shares as if assessed at the inception of I Shares. Generally, the performance of B Shares will be calculated only from the inception date of B Shares, regardless of the existence of prior share classes in the same Fund.

COLLECTIVE TRUST FUND PERFORMANCE

Prior to November 11, 1994, Norwest Bank Minnesota, N.A. managed several collective trust funds with investment objectives and investment policies substantially similar to those of certain of the Funds. Therefore, the performance for those applicable Funds includes the performance of their predecessor collective investment funds for periods before those funds became mutual funds on November 11, 1994. The collective investment fund performance was adjusted to reflect those Funds 1994 estimate of their expense ratios for the first year of operations as a mutual fund. The collective investment funds were not registered under the 1940 Act or subject to certain investment restrictions that are imposed by the Act. If the collective investment fund had been registered under the 1040 Act, the collective investment fund historical return may have been adversely affected. The performance of International Fund reflects the historical performance of Schroder International Equity Fund (managed by Schroder Capital Management International Inc.) in which the collective investment fund invested. Performance of International Fund has been adjusted to reflect fees and expenses of the Schroder International Equity Fund.

OTHER ADVERTISEMENT MATTERS

The Funds may advertise other forms of performance. For example, the Funds may quote unaveraged or cumulative total returns reflecting the change in the value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted with or without taking into consideration a Fund's front-end sales charge or contingent deferred sales charge; excluding sales charges from a total return calculation produces a higher return figure. Any performance information may be presented numerically or in a table, graph or similar illustration.

The Funds may also include various information in their advertisements including, but not limited to (i) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer or by maturity, (ii)statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals, such as funding retirement, paying for children's education and financially supporting aging parents, (iv) information (including charts and illustrations) showing the effects of compounding interest (compounding is the process of earning interest on principal plus interest that was earned earlier; interest can be compounded at different intervals, such as annually, quartile or daily), (v) information relating to inflation and its effects on the dollar; for example, after ten years the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, respectively, if the annual rates of inflation were 4%, 5%, 6% and 7%, respectively, (vi) information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar cost averaging, (vii) descriptions of the Funds' portfolio managers and the portfolio management staff of the Investment Advisers or summaries of the views of the portfolio managers with respect to the financial markets, (viii) the results of a hypothetical investment in a Fund over a given number of years, including the amount that the investment would be at the end of the period, (ix) the effects of earning Federally and, if applicable, state tax-exempt income from a Fund or investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan and (x) the net asset value, net assets or number of shareholders of a Fund as of one or more dates.

As an example of compounding, $1,000 compounded annually at 9.00% will grow to $1,090 at the end of the first year (an increase in $90) and $1,118 at the end of the second year (an increase in $98). The extra $8 that was earned on the $90 interest from the first year is the compound interest. One thousand dollars compounded annually at 9.00% will grow to $2,367 at the end of ten years and $5,604 at the end of 20 years. Other examples of compounding are as follows: at 7% and 12% annually, $1,000 will grow to $1,967 and $3,106, respectively, at the end of ten years and $3,870 and $9,646, respectively, at the end of twenty years. These examples are for illustrative purposes only and are not indicative of any Fund's performance.

The Funds may advertise information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar cost averaging. In a dollar cost averaging program, an investor invests a fixed dollar amount in a Fund at period intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not insure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. For example, if an investor invests $100 a month for a period of six months in a Fund the following will be the relationship between average cost per share ($14.35 in the example given) and average price per share:


                                       Systematic                    Share                    Shares
               Period                  Investment                    Price                   Purchased
               ------                  ----------                    -----                   ---------
                  1                       $100                        $10                      10.00
                  2                       $100                        $12                      8.33
                  3                       $100                        $15                      6.67
                  4                       $100                        $20                      5.00
                  5                       $100                        $18                      5.56
                  6                       $100                        $16                      6.25
                                          ----                        ---                      ----
                            Total Invested $600      Average Price $15.17        Total Shares 41.81

With respect to the Funds that invest in municipal securities and distribute Federally tax-exempt (and in certain cases state tax exempt) dividends, the Funds may advertise the benefits of and other effects of investing in municipal securities. For instance, the Funds' advertisements may note that municipal bonds have historically offered higher after tax yields than comparable taxable alternatives for those persons in the higher tax brackets, that municipal bond yields may tend to outpace inflation and that changes in tax law have eliminated many of the tax advantages of other investments. The combined Federal and state income tax rates for a particular state may also be described and advertisements may indicate equivalent taxable and tax-free yields at various approximate combined marginal Federal an state tax bracket rates. All yields so advertised are for illustration only are not necessarily representative of a Fund's yield.

In connection with its advertisements each Fund may provide "shareholders letters" which serve to provide shareholders or investors an introduction into the Fund's, the Trust's or any of the Trust's service provider's policies or business practices. For instance, advertisements may provide for a message from Norwest or its parent corporation that Norwest has for more than 60 years been committed to quality products and outstanding service to assist its customers in meeting their financial goals and setting forth the reasons that Norwest believes that it has been successful as a national financial service firm.

CORE-GATEWAY PERFORMANCE

When a Fund such as International Fund (a "Gateway fund") invests all of its investable assets in another investment company such as International Portfolio (a "Core fund"), special performance calculation rules apply. For instance, if a gateway fund invests in a Core fund that has a performance history prior to the investment by the Gateway fund, the Gateway fund will assume the performance history of the Core fund. That history will not be restated to reflect the internal expense ratio of the Gateway fund. However, a Core Fund's performance will be restated to reflect any sales charges that are applicable to the Gateway fund's shares.


5.  MANAGEMENT

Those officers, as well as certain other officers and Trustees of the Trust, may be directors, officers or employees of (and persons providing services to the Trust may include) Forum, its affiliates or certain non-banking affiliates of Norwest.

TRUSTEES AND OFFICERS

TRUSTEES AND OFFICERS OF THE TRUST

The Trustees and officers of the Trust and their principal occupations during the past five years and age as of October 31, 1996 are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk.

John Y. Keffer, Chairman and President,* Age 54.

          President  and Owner,  Forum  Financial  Services,  Inc. (a registered broker-dealer), Forum Administrative Services, Limited Liability Company (a mutual fund administrator), Forum Financial Corp. (a registered transfer agent), and other companies within the Forum Financial Group of companies. Mr. Keffer is a Director, Trustee and/or officer of various registered investment companies for which Forum Financial Services, Inc. or its affiliates serves as manager, administrator or distributor. His address is Two Portland Square, Portland, Maine 04101.

Robert C. Brown, Trustee,* Age 65.

         Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation since February 1993. Prior thereto, he was Manager of Capital Markets Group, Norwest Corporation (a multi-bank holding company and parent of Norwest), until 1991. His address is 1431 Landings Place, Sarasota, Florida 34231.

Donald H. Burkhardt, Trustee, Age 70.

          Principal of The Burkhardt Law Firm. His address is 777 South Steele Street, Denver, Colorado 80209.

James C. Harris, Trustee, Age 76.

          President and sole Director of James C. Harris & Co., Inc. (a financial consulting firm). Mr. Harris is also a liquidating Trustee and former Director of First Midwest Corporation (a small business investment company). His address is 6950 France Avenue South, Minneapolis, Minnesota 55435.

Richard M. Leach, Trustee, Age 63.

          President of Richard M. Leach Associates (a financial consulting firm) since 1992. Prior thereto, Mr. Leach was Senior Adviser of Taylor
          Investments (a registered investment adviser), a Director of Mountainview Broadcasting (a radio station) and Managing Director of Digital Techniques, Inc. (an interactive video design and manufacturing company). His address is P.O. Box 1888, New London, New Hampshire 03257.

Timothy J. Penny, Trustee, Age 45.

         Senior Counselor to the public relations firm of Himle-Horner since January 1995 and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization) since January 1995. Prior thereto Mr. Penny was the Representative to the United States Congress from Minnesota's First Congressional District. His address is 500 North State Street, Waseca, Minnesota 56095.

Donald C. Willeke, Trustee, Age 56.

          Principal of the law firm of Willeke & Daniels. His address is 201 Ridgewood Avenue, Minneapolis, Minnesota 55403.

Robert Campbell, Treasurer, Age 35.

         Director of Fund Accounting, Forum Financial Services, Inc., with which he has been associated since April 1997. Prior thereto, from February 1994 - April 1996 Mr. Campbell was Vice President-Business Unit Head, Domestic Fund Services at State Street Fund Services, Inc. Prior thereto, from September 1992 - January 1994 Mr. Campbell was Assistant Vice President-Fund Manager at State Street Bank & Trust Company, and prior thereto First Line Manager. His address is Two Portland Square, Portland, Maine 04101.

David I. Goldstein, Vice President and Secretary, Age 35.

          Counsel, Forum Financial Services, Inc., with which he has been associated since 1991. Prior thereto, Mr. Goldstein was associated with the law firm of Kirkpatrick & Lockhart. Mr. Goldstein is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

Sara M. Clark, Vice President and Assistant Treasurer, Age 33.

         Managing Director, Forum Financial Services, Inc., with which she has been associated since 1994. Prior thereto, from 1991 to 1994 Ms. Clark was Controller of Wright Express Corporation (a national credit card company) and for six years prior thereto was employed at Deloitte & Touche LLP as an accountant. Ms. Clark is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

Thomas G. Sheehan, Vice President and Assistant Secretary, Age 42.

          Counsel, Forum Financial Services, Inc., with which he has been associated since 1993. Prior thereto, Mr. Sheehan was Special Counsel to the Division of Investment Management of the SEC. Mr. Sheehan is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

Catherine S. Wooledge, Assistant Secretary, Age 54.

         Counsel, Forum Financial Services, Inc. Prior thereto, associate at Morrison & Foerster since September 1994, prior thereto associate corporate counsel at Franklin Resources, Inc. since September 1993, and prior thereto associate at Drinker Biddle & Reath, Washington, D.C. Her address is Two Portland Square, Portland, Maine 04101.

Don L. Evans, Assistant Secretary, Age 48.

          Assistant Counsel, Forum Financial Services, Inc., with which he has been associated since 1995. Prior thereto, Mr. Evans was associated with the law firm of Bisk & Lutz and prior thereto was associated with the law firm of Weiner & Strother. Mr. Evans is also Assistant Secretary of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine.

Renee A. Walker, Assistant Secretary, Age 26.

         Fund Administrator, Forum Financial Services, Inc., with which she has been associated since 1994. Prior thereto, Ms. Walker was an administrator at Longwood Partners (the manager of a hedge fund partnership) for a year. After graduating from college, from 1991 to 1993 Ms. Walker was a sales representative assistant at PaineWebber Incorporated (a broker-dealer). Her address is Two Portland Square, Portland, Maine 04101.

COMPENSATION OF TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee of the Trust is paid a retainer fee in the total amount of $5,000, payable quarterly, for the Trustee's service to the Trust and to Norwest Select Funds, a separate registered open-end management investment company for which each Trustee serves as trustee. In addition, each Trustee is paid $3,000 for each Board meeting attended (whether in person or by electronic communication) and is paid $1,000 for each Committee meeting attended on a date when a Board meeting is not held. Trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Board. Mr. Keffer received no compensation for his services as Trustee for the past year or compensation or reimbursement for his associated expenses. In addition, no officer of the Trust is compensated by the Trust.

Mr. Burkhardt, Chairman of the Trust's and Norwest Select Funds' audit committees, receives additional compensation of $6,000 from the Trust and Norwest Select Funds allocated pro rata between the Trust and Norwest Select Funds based upon relative net assets, for his services as Chairman. Mr. Willeke was appointed a Trustee in July 1995 and Mr. Penny was appointed a Trustee in January 1996.

The following table provides the aggregate compensation paid to the Trustees of the Trust by the Trust and Norwest Select Funds, combined. Norwest Select Funds have a December 31 fiscal year end. Information is presented for the twelve month period ended May 31, 1996, which was the fiscal year end of all of the Trust's portfolios.


                                                                             Total Compensation From
                                                     Total Compensation       the Trust and Norwest
                                                       From the trust             Select funds
                                                       --------------             ------------
         Mr. Brown                                        $28,974                    $29,000
         Mr. Burkhardt                                    $36,223                    $36,250
         Mr. Harris                                       $28,000                    $28,975
         Mr. Leach                                        $33,000                    $33,970
         Mr. Penny                                        $16,000                    $16,985
         Mr. Willeke                                      $29,973                    $30,000

Neither the Trust nor Norwest Select Funds has adopted any form of retirement plan covering Trustees or officers. For the twelve month period ended May 31, 1996 total expenses of the Trustees (other than Mr. Keffer) was $30,408 and total expenses of the trustees of Norwest Select Funds was $27.

As of June 1, 1997, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of the Funds.

TRUSTEES AND OFFICERS OF CORE TRUST

The Trustees and officers of Core Trust and their principal occupations during the past five years and ages are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of Core Trust is indicated by an asterisk. Messrs. Keffer, Goldstein, Butt, Sheehan, and Misses. Clark and Walker, officers of Core Trust, all currently serve as officers of the Trust. Accordingly, for background information pertaining to these officers, see "Management - Trustees and Officers - Trustees and Officers of the Trust."

John Y. Keffer,* Chairman and President.

Costas Azariadis, Trustee, Age 53.

          Professor of Economics, University of California, Los Angeles, since July 1992. Prior thereto, Dr. Azariadis was Professor of Economics at the University of Pennsylvania. His address is Department of Economics, University of California, Los Angeles, 405 Hilgard Avenue, Los Angeles, California 90024.

James C. Cheng, Trustee, Age 54.

          Managing Director, Forum Financial Services, Inc. since September 1991. President of Technology Marketing Associates (a marketing consulting company) since September 1991. Prior thereto, Mr. Cheng was President and Chief Executive Officer of Network Dynamics, Incorporated (a software development company). His address is Two Portland Square, Portland, Maine 04101.

J. Michael Parish, Trustee, Age 53.

         Partner at the law firm of Winthrop Stimson Putnam & Roberts since 1989. Prior thereto, he was a partner at LeBoeuf, Lamb, Leiby & MacRae, a law firm of which he was a member from 1974 to 1989. His address is 40 Wall Street, New York, New York 10005.

Richard C. Butt, Treasurer

Sara M. Clark, Vice President, Assistant Secretary and Assistant Treasurer.

David I. Goldstein, Secretary.

Thomas G. Sheehan, Assistant Secretary.

Renee A. Walker, Assistant Secretary


INVESTMENT ADVISORY SERVICES

GENERAL

Table 1 in Appendix B shows the dollar amount of fees payable under the Investment Advisory Agreements between Norwest and the Trust with respect to each Fund, the amount of fee that was waived by Norwest, if any, and the actual fee received by Norwest. That table also shows similar information with respect to Schroder for its services to International Portfolio. The data is for the past three fiscal years or a shorter period if the Fund has been in operation for a shorter period.

The advisory fee for each fund (and any class of the fund) is based on the average daily net asset of each fund (or class thereof) at the annual rate disclosed in the fund's prospectives.

All investment advisory fees are accrued daily and paid monthly. The Advisers, in their its sole discretion, may waive or continue to waive all or any portion of their investment advisory fees.

In addition to receiving its advisory fee from the Funds, Norwest or its affiliates may act and be compensated as investment manager for their clients with respect to assets which are invested in a Fund. In some instances Norwest or its affiliates may elect to credit against any investment management, custodial or other fee received from, or rebate to, a client who is also a shareholder in a Fund an amount equal to all or a portion of the fees received by Norwest or any of its affiliates from a Fund with respect to the client's assets invested in the Fund.

NORWEST INVESTMENT MANAGEMENT

Norwest furnishes at its expense all services, facilities and personnel necessary in connection with managing each Fund's investments and effecting portfolio transactions for each Fund. For further information about the investment subadvisory services for certain Funds and the advisory services for International Portfolio of Core Trust, see "Management - Investment Advisory Services - Schroder Capital Management International, Inc." and "-Crestone Capital Management, Inc." below. Under its various Investment Advisory Agreements, Norwest may delegate its responsibilities to any investment subadviser approved by the Board and, as applicable, shareholders, with respect to all or a portion of the assets of the Fund. The Investment Advisory Agreement between each Fund and Norwest will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of the shareholders, and in either case, by a majority of the Trustees who are not interested persons of any party to the Investment Advisory Agreement, at a meeting called for the purpose of voting on the Investment Advisory Agreement.

Each Investment Advisory Agreement is terminable without penalty with respect to the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a vote of a majority of the Board of Trustees, or by Norwest on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Investment Advisory Agreements also provide that, with respect to the Funds, neither Norwest nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of their duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of Norwest's duties or by reason of reckless disregard of its obligations and duties under the

Investment Advisory Agreements. The Investment Advisory Agreements provide that Norwest may render services to others.

Norwest acts as investment adviser to Index Portfolio and Small Company Portfolio, two separate series of Core Trust in which Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund and Growth Equity Fund (the "Blended Funds") invest a portion of their assets. The Blended Funds also invest a portion of their assets in International Portfolio
II  of  Core  Trust.  See  "Investment   Advisory  Services --

Schroder Capital Management International, Inc.-- International Portfolio/International Portfolio II" below. The investment advisory agreements between Core Trust on behalf of Index Portfolio and Small Company Portfolio are identical to the Investment Advisory Agreements between the Trust and Norwest, except for the fees payable thereunder and certain immaterial matters. While the Advisor receives investment advisory fees from the Blended Funds, Norwest is required to waive all of its investment advisory fees payable by Index Portfolio and Small Company Portfolio.

SCHRODER    CAPITAL    MANAGEMENT     INTERNATIONAL,     INC.--    INTERNATIONAL
PORTFOLIO/INTERNATIONAL PORTFOLIO II

International Fund invests all of its assets in International Portfolio and each Blended Fund invests a portion of its assets in International Portfolio II. Pursuant to separate Advisory Agreements between Core Trust and Schroder, Schroder acts as investment adviser to International Portfolio and International Portfolio II and is required to furnish at its expense all services, facilities and personnel necessary in connection with managing International Portfolio's investments and effecting portfolio transactions for International Portfolio. The Advisory Agreement between International Portfolio and Schroder and
International Portfolio II and Schroder each will continue in effect only if such continuance is specifically approved at least annually by the Core Trust or by vote of the holders of beneficial interest of the respective Portfolio, and in either case by a majority of the Trustees of Core Trust who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

The Advisory Agreements and Investment Subadvisory Agreements are each terminable without penalty by the respective Portfolio or Fund on 60 days' written notice when authorized either by vote of the unitholders of the Portfolio or Fund, as applicable or by a vote of a majority of the Core Trust Board or Board as applicable, or by Schroder on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of their assignment. The Advisory Agreements and Investment Subadvisory Agreements also provide that, with respect to each Portfolio or Fund, neither Schroder nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its or their duties to the Portfolio or Fund, except for willful misfeasance, bad faith or gross negligence in the performance of Schroder's or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement. The Advisory Agreements provide and Investment Subadvisory Agreements that Schroder may render service to others.

On behalf of Blended Fund and International, Norwest and the Trust have entered into an Investment Subadvisory Agreement with Schroder. An Investment Subadvisory Agreement would become operative and Schroder would directly manage a Fund's assets if the Board determined it was no longer in the best interest of the Fund to invest in international securities by investing in another registered investment company. In that event, pursuant to the Investment Subadvisory Agreement Schroder would makes investment decisions directly for a Fund and continuously review, supervise and administer the Fund's investment program with respect to that portion, if any, of the Fund's portfolio that Norwest has so delegated. Schroder would be required to furnish at its own expense all services, facilities and personnel necessary in connection with managing of the Funds' investments and effecting portfolio transactions for the Funds (to the extent of Norwest's delegation).

The Investment Subadvisory Agreements will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of the shareholders of the respective Fund, and in either case by a majority of the Trustees who are not interested persons of any party to the Investment Subadvisory Agreement, at a meeting called for the purpose of voting on the Investment Subadvisory Agreement.

No payments are made under the Funds' Investment Subadvisory Agreements with Schroder because no assets are allocated to Schroder to manage directly.

The Advisory Agreements between Schroder and Core Trust on behalf of International Portfolio and International Portfolio II are identical to the Investment Advisory Agreements between the Trust and Norwest, except for the fees payable thereunder and certain immaterial matters. Norwest is required to reimburse International Portfolio II in an amount equal to the investment advisory fees payable by the Portfolio to Schroder.

CRESTONE CAPITAL MANAGEMENT, INC.

To assist Norwest in carrying out its obligations under the Investment Advisory Agreement with the Small Company Stock Fund (the "Fund"), Norwest has entered into a Sub-Investment Advisory Agreement with Crestone, located at 7720 East Belleview Avenue, Suite 220, Englewood, Colorado 80111. Crestone is registered with the SEC as an investment adviser and is a non-wholly owned subsidiary of Norwest. Pursuant to the Sub-Investment Advisory Agreement, Crestone makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program with respect to that portion, if any, of the Fund's portfolio that Norwest believes should be invested using Crestone as a subadviser. Currently, Crestone manages the entire portfolio of the Fund and has since the Fund's inception. Norwest supervises the performance of Crestone including its adherence to the Portfolio's investment objectives and policies and pays Crestone a fee for its investment management services. For its services under the Sub-Investment Advisory Agreement, Norwest pays Crestone a fee based on the Fund's average daily net assets at an annual rate of 0.40% on the first $30 million; 0.30% on the next $30 million; 0.20% on the next $40 million and 0.15% on all sums in excess of $100 million. For the Fund's fiscal years ended May 31, 1996, 1995 and 1994, Norwest paid Crestone subadvisory fees of $180,748, $137,862 and $8,792, respectively.

Under its Sub-Investment Subadvisory Agreement, Crestone makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program with respect to that portion, if any, of the Fund's portfolio for which Norwest has delegated management responsibility. Crestone is required to furnish at its own expense all services, facilities and personnel necessary in connection with managing of the Fund's investments and effecting portfolio transactions for the Fund (to the extent of Norwest's delegation).

The Sub-Investment Advisory Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of the shareholders of the Fund, and in either case by a majority of the Trustees who are not interested persons of any party to the Sub-Investment Advisory Agreement, at a meeting called for the purpose of voting on the Sub-Investment Advisory Agreement.

The Sub-Investment Agreement is terminable without penalty by the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a vote of a majority of the Board, or by Crestone on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Sub-Investment Advisory Agreement also provides that neither Crestone nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its or their duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Sub-Investment Advisory Agreement. The Sub-Investment Advisory Agreement provides that Crestone may render services to others.

GALLIARD

To assist Norwest in carrying out its obligations under the Investment Advisory Agreement with Stable Income Fund, Diversified Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund and Growth Balanced Fund (the "Funds"), Norwest has entered into an Investment Subadvisory Agreement with Galliard, located at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479. Galliard is registered with the SEC as an investment adviser and is an investment advisory subsidiary of Norwest Bank. Pursuant to the Sub-Investment Advisory Agreement, Galliard makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program with respect to that portion, if any, of the Fund's portfolio that Norwest believes should be invested using Galliard as a subadviser. Currently, Galliard manages the entire portfolio of the Fund and has since the Fund's inception. Norwest supervises the performance of Galliard including its adherence to the Portfolio's investment objectives and policies and pays Galliard a fee for its investment management services.

Under its Sub-Investment Subadvisory Agreement, Galliard makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program with respect to that portion, if any, of the Fund's portfolio for which Norwest has delegated management responsibility. Galliard is required to furnish at its own expense all services, facilities and personnel necessary in connection with managing of the Fund's investments and effecting portfolio transactions for the Fund (to the extent of Norwest's delegation).

The Sub-Investment Advisory Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of the shareholders of the Fund, and in either case by a majority of the Trustees who are not interested persons of any party to the Sub-Investment Advisory Agreement, at a meeting called for the purpose of voting on the Sub-Investment Advisory Agreement.

The Sub-Investment Agreement is terminable without penalty by the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a vote of a majority of the Board, or by Galliard on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Sub-Investment Advisory Agreement also provides that neither Galliard nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its or their duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Sub-Investment Advisory Agreement. The Sub-Investment Advisory Agreement provides that Galliard may render services to others.

PEREGRINE CAPITAL MANAGEMENT, INC.

To assist Norwest in carrying out its obligations under the Investment Advisory Agreement with Diversified Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund and Small Company Growth Fund (the "Funds"), Norwest has entered into an Investment Subadvisory Agreement with Peregrine, located at 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55479. Peregrine is registered with the SEC as an investment adviser and is an investment advisory subsidiary of Norwest Bank. Pursuant to the Sub-Investment Advisory Agreement, Peregrine makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program with respect to that portion, if any, of the Fund's portfolio that Norwest believes should be invested using Peregrine as a subadviser. Currently, Peregrine manages the entire portfolio of the Fund and has since the Fund's inception. Norwest supervises the performance of Peregrine including its adherence to the Portfolio's investment objectives and policies and pays Peregrine a fee for its investment management services.

Under its Sub-Investment Subadvisory Agreement, Peregrine makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program with respect to that portion, if any, of the Fund's portfolio for which Norwest has delegated management responsibility. Peregrine is required to furnish at its own expense all services, facilities and personnel necessary in connection with managing of the Fund's investments and effecting portfolio transactions for the Fund (to the extent of Norwest's delegation).

The Sub-Investment Advisory Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of the shareholders of the Fund, and in either case by a majority of the Trustees who are not interested persons of any party to the Sub-Investment Advisory Agreement, at a meeting called for the purpose of voting on the Sub-Investment Advisory Agreement.

The Sub-Investment Agreement is terminable without penalty by the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a vote of a majority of the Board, or by Peregrine on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Sub-Investment Advisory Agreement also provides that neither Peregrine nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its or their duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Sub-Investment
Advisory Agreement. The Sub-Investment Advisory Agreement provides that Peregrine may render services to others.

UNITED CAPITAL MANAGEMENT

To assist Norwest in carrying out its obligations under the Investment Advisory Agreement with Diversified Bond Fund, Total Return Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund and Contrarian Stock Fund (the "Funds"), Norwest has entered into an Investment Subadvisory Agreement with United Capital Management, located at 1700 Lincoln Street, Suite 3301, Denver, Colorado 80274. United Capital Management is registered with the SEC as an investment adviser and is a division of Norwest Bank Colorado, N.A.. Pursuant to the Sub-Investment Advisory Agreement, United Capital management makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program with respect to that portion, if any, of the Fund's portfolio that Norwest believes should be invested using United Capital management as a subadviser. Currently, United Capital management manages the entire portfolio of the Fund and has since the Fund's inception. Norwest supervises the performance of United Capital management including its adherence to the Portfolio's investment objectives and policies and pays United Capital management a fee for its investment management services.

Under its Sub-Investment Subadvisory Agreement, United Capital management makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program with respect to that portion, if any, of the Fund's portfolio for which Norwest has delegated management responsibility. United Capital management is required to furnish at its own expense all services, facilities and personnel necessary in connection with managing of the Fund's investments and effecting portfolio transactions for the Fund (to the extent of Norwest's delegation).

The Sub-Investment Advisory Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of the shareholders of the Fund, and in either case by a majority of the Trustees who are not interested persons of any party to the Sub-Investment Advisory Agreement, at a meeting called for the purpose of voting on the Sub-Investment Advisory Agreement.

The Sub-Investment Agreement is terminable without penalty by the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a vote of a majority of the Board, or by United Capital management on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Sub-Investment Advisory Agreement also provides that neither United Capital management nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its or their duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Sub-Investment Advisory Agreement. The Sub-Investment Advisory Agreement provides that United Capital management may render services to others.

MANAGEMENT AND ADMINISTRATIVE SERVICES

MANAGER AND ADMINISTRATOR

Forum manages all aspects of the Trust's operations with respect to each Fund except those which are the responsibility of Norwest, any other investment adviser or investment subadviser to a Fund, or Norwest in its capacity as administrator pursuant to an investment administration or similar agreement. With respect to each Fund, Forum has entered into a Management Agreement that will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not interested persons of any party to the Management Agreement.

On behalf of the Trust and with respect to each Fund, Forum (i) oversees (A) the preparation and maintenance by the Advisers and the Trust's administrator, custodian, transfer agent, dividend disbursing agent and fund accountant (or if appropriate, prepares and maintains) in such form, for such periods and in such locations as may be required by applicable law, of all documents and records relating to the operation of the Trust required to be prepared or maintained by the Trust or its agents pursuant to applicable law; (B) the reconciliation of account information and balances among the Advisers and the Trust's custodian, transfer agent, dividend disbursing agent and fund accountant; (C) the transmission of purchase and redemption orders for Shares;
(D) the notification of the Advisers of available funds for investment; and (E) the performance of fund accounting, including the calculation of the net asset value per Share; (ii) oversees the Trust's receipt of the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary to provide effective operation of the Trust; (iii) oversees the performance of administrative and professional services rendered to the Trust by others, including its administrator, custodian, transfer agent, dividend disbursing agent and fund accountant, as well as accounting, auditing, legal and other services performed for the Trust; (iv) provides the Trust with adequate general office space and facilities and provides, at the Trust's request and expense, persons suitable to the Board to serve as officers of the Trust; (v) oversees the preparation and the printing of the periodic updating of the Trust's registration statement, Prospectuses and SAIs, the Trust's tax returns, and reports to its shareholders, the SEC and state and other securities administrators; (vi) oversees the preparation of proxy and information statements and any other communications to shareholders; (vii) with the cooperation of the Trust's counsel, Investment Advisers and other relevant parties, oversees the preparation and dissemination of materials for meetings of the Board; (viii) oversees the preparation, filing and maintenance of the Trust's governing documents, including the Trust Instrument, Bylaws and minutes of meetings of Trustees, Board committees and shareholders; (ix) oversees registration and sale of Fund shares, to ensure that such shares are properly and duly registered with the SEC and applicable state and other securities commissions;(x) oversees the calculation of performance data for dissemination to information services covering the investment company industry, sales literature of the Trust and other appropriate purposes; (xi) oversees the determination of the amount of and supervises the declaration of dividends and other distributions to shareholders as necessary to, among other things, maintain the qualification of each Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended, and oversees the preparation and distribution to appropriate parties of notices announcing the declaration of dividends and other distributions to shareholders; (xii) reviews and negotiates on behalf of the Trust normal course of business contracts and agreements;
(xiii) maintains and reviews periodically the Trust's fidelity bond and errors and omission insurance coverage; and (xiv) advises the Trust and the Board on matters concerning the Trust and its affairs.

The Management Agreement terminates automatically if assigned and may be terminated without penalty with respect to any Fund by vote of that Fund's shareholders or by either party on not more than 60 days' nor less than 30 days' written notice. The Management Agreement also provides that neither Forum nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's or their duties or by reason of reckless disregard of their obligations and duties under the Management Agreement.

Forum manages all aspects of the Trust's operations with respect to each Fund except those which are the responsibility of Forum, Norwest, or any other investment adviser or investment subadviser to a Fund, or Norwest in its capacity as administrator pursuant to an investment administration or similar agreement. With respect to each Fund, Forum has entered into a Administrative Agreement that will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not interested persons of any party to the Management Agreement.

On behalf of the Trust and with respect to each Fund, Forum Administrative (i) provides the Trust with, or arranges for the provision of, the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary to provide effective operation of the Trust; (ii) assists in the preparation and the printing and the periodic updating of the Trust's registration statement, Prospectuses and SAIs, the Trust's tax returns, and reports to its shareholders, the SEC and state and other securities administrators; (iii) assists in the preparation of proxy and information statements and any other communications to shareholders; (iv) assists the Advisers in monitoring Fund holdings for compliance with Prospectus and SAI investment restrictions and assist in preparation of periodic compliance reports;(v) with the cooperation of the Trust's counsel, Investment Advisers, the officers of the Trust and other relevant parties, is responsible for the preparation and dissemination of materials for meetings of the Board; (vi) is responsible for preparing, filing and maintaining the Trust's governing documents, including the Trust Instrument, Bylaws and minutes of meetings of
Trustees,   Board  committees  and   shareholders;   (vii)  is
responsible for maintaining the Trust's existence and good standing under state law; (viii) monitors sales of shares and ensures that such shares are properly and duly registered with the SEC and applicable state and other securities commissions; (ix) is responsible for the calculation of performance data for dissemination to information services covering the investment company industry, sales literature of the Trust and other appropriate purposes; and (x) is responsible for the determination of the amount of and supervises the declaration of dividends and other distributions to shareholders as necessary to, among other things, maintain the qualification of each Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended, and prepares and distributes to appropriate parties notices announcing the declaration of dividends and other distributions to shareholders.

The Administrative Agreement terminates automatically if assigned and may be terminated without penalty with respect to any Fund by vote of that Fund's shareholders or by either party on not more than 60 days' nor less than 30 days' written notice. The Administrative Agreement also provides that neither Forum Administrative nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of Forum Administrative's or their duties or by reason of reckless disregard of their obligations and duties under the Administrative Agreement.

Pursuant to their agreements with the Trust, Forum and Forum Administrative may subcontract any or all of their duties to one or more qualified subadministrators who agree to comply with the terms of Forum's Management Agreement or Forum Administrative's Administration Agreement, respectively. Forum and Forum Administrative may compensate those agents for their services; however, no such compensation may increase the aggregate amount of payments by the Trust to Forum or Forum Administrative pursuant to their Management and Administration Agreements with the Trust.

Table 2 in Appendix B shows the dollar amount of fees payable to Forum for its management services with respect to each Fund (or class thereof for those periods when multiple classes were outstanding), the amount of fee that was waived by Forum, if any, and the actual fee received by Forum. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

The   Administration   Agreement  became  effective  on  October  1,  1996  and,
accordingly, no fees have been paid pursuant to that agreement during the past three years.

PORTFOLIOS OF CORE TRUST

Forum manages all aspects of Core Trust's operations with respect to small company portfolio, International Portfolio II (the "Blended Portfolios") and International Portfolio (collectively, the "Portfolios") except those which are the responsibility of Norwest or Schroder. With respect to each Portfolio, Forum has entered into a management agreement (the "Core Trust Management Agreement") that will continue in effect only if such continuance is specifically approved at least annually by the Core Trust Board or by the shareholders and, in either case, by a majority of the Trustees who are not interested persons of any party to the Core Trust Management Agreement. Under the Core Trust Management Agreement, Forum performs similar services for each Portfolio as it and Forum Administrative perform for the Blended Funds under the Management and Administration Agreements, to the extent the services are applicable to the Portfolios and their structure. Forum and Forum Administrative waive their fees payable by each of the Blended Funds under the Management and Administration Agreements to the extent those Funds incur indirectly management fees charged by Forum to a Blended Portfolio.

NORWEST ADMINISTRATIVE SERVICES

Under an Administrative Servicing Agreement between the Trust and Norwest with respect to International Fund, Norwest performs ministerial, administrative and oversight functions for the Fund and undertakes to reimburse certain excess expenses of the Fund. Among other things, Norwest gathers performance and other data from Schroder as the adviser of International Portfolio and from other sources, formats the data and prepares reports to the Fund's shareholders and the Trustees. Norwest also insures that Schroder is aware of pending net purchases or redemptions of Fund shares and other matters that may affect Schroder's performance of its duties. Lastly, Norwes has agreed to reimburse the Fund for any amounts by which its operating expenses (exclusive of interest, taxes and brokerage fees, organization expenses and, if applicable, distribution expenses, all to the extent permitted by applicable state law or regulation) exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. No fees will be paid to Norwest under the Administrative Servicing Agreement unless the Fund's assets are invested solely in International Portfolio or in a portfolio of another registered investment company. This agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party.

The Administrative Service Agreement provides that neither Norwest nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its or their duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's or their duties or by reason of reckless disregard of its or their obligations and duties under the agreement.

Table 2 in Appendix B shows the dollar amount of fees payable under the Servicing Agreement, the amount of the fee that was waived, if any, and the amount received by Norwest for the past three fiscal years of the Fund.

DISTRIBUTION

Forum also acts as distributor of the shares of the Fund. Forum acts as the agent of the Trust in connection with the offering of shares of the Funds on a "best efforts" basis pursuant to a Distribution Services Agreement.

Under the Distribution Services Agreement, the Trust has agreed to indemnify, defend and hold Forum, and any person who controls Forum within the meaning of
Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Forum or any such controlling person may incur, under the 1933 Act, or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Trust's Registration Statement or a Fund's Prospectus or Statement of Additional Information in effect from time to time under the 1933 Act or arising out of or based upon any alleged omission to state a material fact required to be stated in any one thereof or necessary to make the statements in any one thereof not misleading. Forum is not, however, protected against any liability to the Trust or its shareholders to which Forum would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of Forum's reckless disregard of its obligations and duties under the Distribution Services Agreement.

With respect to each Fund, the Distribution Services Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not parties to the Distribution Services Agreement or interested persons of any such party and, with respect to each class of a Fund for which there is an effective plan of distribution adopted pursuant to Rule 12b-1, who do not have any direct or indirect financial interest in any distribution plan of the Fund or in any agreement related to the distribution plan cast in person at a meeting called for the purpose of voting on such approval ("12b-1 Trustees").

The Distribution Services Agreement terminates automatically if assigned. With respect to each Fund, the Distribution Services Agreement may be terminated at any time without the payment of any penalty (i) by the Board or by a vote of the Fund's shareholders or, with respect to each class of a Fund for which there is an effective plan of distribution adopted pursuant to Rule 12b-1, a majority of 12b-1 Trustees, on 60 days' written notice to Forum or (ii) by Forum on 60 days' written notice to the Trust.

Under the Distribution Services Agreement related to the Fixed Income Equity and Balanced Funds, Forum receives, and may reallow to certain financial institutions, the initial sales charges assessed on purchases of A Shares of the Funds. With respect to B Shares of each Fixed Income and Equity Fund, and with respect to Exchange Shares of Ready Cash Investment Fund, the Funds have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") which authorizes the payment to Forum under the Distribution Services Agreement of a distribution services fee, which may not exceed an annual rate of 0.75%, and a maintenance fee in an amount equal to 0.25%, of the average daily net assets of the Fund attributable to the B Shares and Exchange Shares.

The Plan provides that all written agreements relating to the Plan must be in a form satisfactory to the Board. In addition, the Plan requires the Trust and Forum to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Funds and Forum pursuant to the Plan and identifying the distribution activities for which those expenditures were made.

The Plan provides that, with respect to each class of each Fund to which it applies, it will remain in effect for one year from the date of its adoption and thereafter may continue in effect for successive annual periods provided it is approved by the shareholders of the respective class or by the Board, including a majority of the 12b-1 trustees. The Plan further provides that it may not be amended to increase materially the costs which may be borne by the Trust for distribution pursuant to the Plan without shareholder approval and that other material amendments to the Plan must be approved by the trustees in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of the Board or by the shareholders of the respective classes.

The Plan is "semi-enhanced" in that under the circumstances described below, payments to Forum under the Plan continue while there are uncovered distribution charges even though the Plan has been terminated. Uncovered distribution charges include all sales commissions previously due, plus interest, less amounts previously received by Forum (or other distributor) pursuant to the Plan and contingent deferred sales charges previously paid to Forum. The Plan provides that in the event of a Complete Termination (as defined below) of the Plan with respect to a Fund, payments by a Fund in consideration of sales of B Shares that occurred prior to termination of the Plan will cease. A Complete Termination in respect of any Fund means: (i) the 12b-1 Trustees acting in good faith have determined that termination is in the best interest of the Trust and the shareholders of the Fund; (ii) the Trust does not alter the terms of the CDSC applicable to the B Shares of the Fund outstanding at the time of the termination; (iii) the Trust does not pay any portion of the asset based sales charge or service fees to an entity other than the distributor or its assignee (unless the distributor at the time of the termination was in material breach under the Distribution Agreement in respect of the Fund); and (iv) the Fund does not adopt a distribution plan relating to a class of shares of the Fund that has a sales load structure substantially similar (as defined in the Plan) to that of the B shares

In the event of a  termination  of the Plan that does not satisfy  clauses (ii),
(iii) and (iv) of the definition of a Complete Termination above, Ready Cash Investment Fund, ValuGrowth Stock Fund, Small Company Stock Fund, Contrarian Stock Fund, Income Fund, Tax-Free Income Fund, Total Return Bond Fund and Minnesota Tax-Free Fund would continue to pay distribution services fees for no more than four years. In contrast, payments by Stable Income Fund, Intermediate Government Income Fund, Growth Equity Fund and Diversified Equity Fund would continue until such time as there exist no outstanding uncovered distribution charges attributable to the Fund and, therefore, could continue for periods of time beyond four years after the date of termination.

In addition, pursuant to the Plan each of Stable Income Fund, Income Equity Fund, Intermediate Government Income Fund, Diversified Equity Fund and Growth Equity Fund may, subject to approval by the Trustees, assume and pay (i) any uncovered distribution charges of the distributor of a fund whose assets are being acquired by the Fund and (ii) any other amounts expended for distribution on behalf of such fund that are not reimbursed or paid by the fund upon the merger or combination with or acquisition of substantially all of the assets of that fund.

Table 3 in Appendix B shows the dollar amount of fees payable to Forum for its distribution services with respect to each Fund (or class thereof), the amount of fee that was waived by Forum, if any, and the actual fee received by Forum. All maintenance fees were waived by Forum during the fiscal years ended May 31, 1994, 1995 and 1996. With respect to each Fund, Forum has paid brokers that sold B Shares in amounts greater than the distribution fees received by Forum with respect to that Fund. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

Table 4 in Appendix B shows the dollar amount of sales charges payable to Forum with respect to sales of A Shares (or of the respective Funds prior to the offering of multiple classes of shares) and the amount of sales charge retained by Forum and not reallowed to other persons. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

TRANSFER AGENT

Norwest Bank acts as Transfer Agent of the Trust pursuant to a Transfer Agency Agreement. The Transfer Agency Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by a vote of the shareholders of the Trust and in either case by a majority of the Trustees who are not parties to the Transfer Agency Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Transfer Agency Agreement.

The responsibilities of the Transfer Agent include: (i) answering customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Fund may be effected and certain other matters pertaining to the Fund; (ii) assisting shareholders in initiating and changing account designations and addresses; (iii) providing necessary personnel and facilities to establish and maintain shareholder accounts and records, (iv) assisting in processing purchase and redemption transactions and receiving wired funds; (v) transmitting and receiving funds in connection with customer orders to purchase or redeem shares; (vi) verifying shareholder signatures in connection with changes in the registration of shareholder accounts; (vii) furnishing periodic statements and confirmations of purchases and redemptions;
(viii) transmitting proxy statements, annual reports, prospectuses and other communications from the Trust to its shareholders; (ix) receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and (x) providing such other related services as the Trust or a shareholder may request.

For its services, the Transfer Agent receives from the Trust, with respect to Cash Investment Fund, U.S. Government Fund, Treasury Fund, Investor Shares and Exchange Shares of Ready Cash Investment Fund, Investor Shares of Municipal Money Market Fund and each class of each Fixed Income and Equity Fund, a fee computed and paid monthly at the annual rate of 0.25% of the Fund's average daily net assets (or, in those Funds with more than one class, the Fund's average daily net assets attributable to the class). For its services, the Transfer Agent receives from the Trust, with respect to Institutional Shares of Ready Cash Investment Fund and Municipal Money Market Fund, a fee computed and paid monthly at the annual rate of 0.10% of the Fund's average daily net assets attributable to the class plus reimbursement of Norwest Bank's out-of-pocket expenses relating to the Institutional Shares.

CUSTODIAN

Pursuant to a Custodian Agreement, Norwest Bank acts as the custodian of the Trust's assets (in this capacity the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Trust's cash and securities, determining income and collecting interest on Fund investments. The fee is computed and paid monthly, based on the average daily net assets of the Fund, the number of portfolio transactions of the Fund and the number of securities in the Fund's portfolio.

With respect to Cash Investment Fund, U.S. Government Fund and Treasury Fund, the Custodian's fee for any fiscal year of the Trust will not exceed 0.03% of the Fund's average daily net assets. With respect to Ready Cash Investment Fund, Municipal Money Market Fund, Income Fund, Total Return Bond Fund, Limited Term Tax-Free Fund, Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund, ValuGrowth Stock Fund, Small


Company Stock Fund and Contrarian Stock Fund, the Custodian's fee for any fiscal year of the Trust will not exceed

0.05% of the Fund's average daily net assets. The fee is Stable Income Fund, Intermediate Government Income Fund, Diversified Bond Fund, each Balanced Fund, Income Equity Fund, Index Fund, Diversified Equity Fund,

Growth Equity Fund, Large Company Growth Fund, Small Company Growth Fund and International Fund pay no custodian fees, but incur the expenses of subcustodians. In addition, the Funds permitted to lend their portfolio securities pay, the custodian a separate fee for performing certain functions in connection with those loans.

Pursuant to rules adopted under the 1940 Act, Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund, Growth Equity Fund and International Fund may maintain their foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board upon consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Fund; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and possible risks of potential nationalization or expropriation of Fund assets. The Custodian employs qualified foreign subcustodians to provide custody of the Funds foreign assets in accordance with applicable regulations. The Chase Manhattan Bank, N.A., through its Global Custody Division located in London, England, acts as custodian for International Portfolio and International Portfolio II, but plays no role in making decisions as to the purchase or sale of portfolio securities.

International Fund will not pay custodian fees to the extent the Fund invests in shares of another registered investment company. International Fund incurs, however, its proportionate share of the custodial fees of International
Portfolio and Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund and Growth Equity Fund incur their proportionate share of the custodial fees of International Portfolio II.

PORTFOLIO ACCOUNTING

FFC, an affiliate of Forum, performs portfolio accounting services for each Fund pursuant to a Fund Accounting Agreement with the Trust. The Fund Accounting Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by a vote of the shareholders of the Trust and in either case by a majority of the Trustees who are not parties to the Fund Accounting Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Fund Accounting Agreement.

Under the Fund Accounting Agreement, FFC prepares and maintains books and records of each Fund on behalf of the Trust that are required to be maintained under the 1940 Act, calculates the net asset value per share of each Fund (and class thereof) and dividends and capital gain distributions and prepares periodic reports to shareholders and the SEC. For its services, FFC receives from the Trust with respect to each Fund a fee of $36,000 per year plus, for each class of the Fund above one, $12,000 per year. In addition, FFC is paid an additional $12,000 per year with respect to tax-free money market funds, global and international funds and funds with more than 25% of their total assets invested in asset backed securities, that have more than 100 security positions or that have a monthly portfolio turnover rate of 10% or greater. As of October 1, 1996 those funds included Municipal Money Market Fund, International Fund, Stable Income Fund and Intermediate Government Income Fund. Under International Fund's Fund Accounting Agreement so long as all of the Fund's investments consist solely of securities of International Portfolio or any other registered investment company, the Fund pays $12,000 per year plus $12,000 for each class of shares above one.

FFC is required to use its best judgment and efforts in rendering fund accounting services and is not be liable to the Trust for any action or inaction in the absence of bad faith, willful misconduct or gross negligence. FFC is not responsible or liable for any failure or delay in performance of its fund accounting obligations arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control and the Trust has agreed to indemnify and hold harmless FFC, its employees, agents, officers and directors against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising out of or in any way related to FFC's actions taken or failures to act with respect to a Fund or based, if applicable, upon information, instructions or requests with respect to a Fund given or made to FFC by an officer of the Trust duly authorized. This indemnification does not apply to FFC's actions taken or failures to act in cases of FFC's own bad faith, willful misconduct or gross negligence.

Table 5 in Appendix B shows the dollar amount of fees payable to FFC for its accounting services with respect to each Fund, the amount of fee that was waived by FFC, if any, and the actual fee received by FFC. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

EXPENSES

The Trust may elect not to qualify the shares of all of its Funds and classes thereof for sale in every state. Norwest has agreed to reimburse the Trust for certain of the operating expenses of the Funds (exclusive of interest, taxes, brokerage, fees and organization expenses, all to the extent permitted by applicable state law or regulation) which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. Forum believes that currently the most restrictive expense ratio limitation imposed by any state is 2-1/2% of the first $30 million of each Fund's average net assets, 2% of the next $70 million of its average net assets and 1-1/2% of its average net assets in excess of $100 million. For the purpose of this obligation to reimburse expenses, a Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments will be made by Norwest or Forum monthly.

Subject to the obligations of Norwest to reimburse the Trust for its excess expenses as described above, the Trust has, under its Investment Advisory Agreements, confirmed its obligation to pay all its other expenses, including:
(i) interest charges, taxes, brokerage fees and commissions; (ii) certain insurance premiums; (iii) fees, interest charges and expenses of the Trust's custodian, transfer agent and dividend disbursing agent; (iv) telecommunications expenses; (v) auditing, legal and compliance expenses; (vi) costs of the Trust's formation and maintaining its existence; (vii) costs of preparing and printing the Trust's prospectuses, statements of additional information, account application forms and shareholder reports and delivering them to existing and prospective shareholders; (viii) costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts and of calculating the net asset value of shares of the Trust; (ix) costs of reproduction, stationery and supplies; (x) compensation of the Trust's trustees, officers and employees and costs of other personnel performing services for the Trust who are not officers of Norwest, Forum or affiliated persons of Norwest or Forum; (xi) costs of corporate meetings; (xii) registration fees and related expenses for registration with the SEC and the securities regulatory authorities of other countries in which the Trust's shares are sold; (xiii) state securities law registration fees and related expenses; (xiv) fees and out-of-pocket expenses payable to Forum Financial Services, Inc. under any distribution, management or similar agreement; (xv) and all other fees and expenses paid by the Trust pursuant to any distribution or shareholder service plan adopted pursuant to Rule 12b-1 under the Act.

6.       PORTFOLIO TRANSACTIONS

Purchases and sales of portfolio securities for the Money Market and Fixed Income Funds usually are, principal transactions. Debit instruments are normally the Balanced Funds, purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Equity Funds and the Balanced Funds generally will effect purchases and sales of equity securities through brokers who charge commissions except in the over-the-counter markets. Purchases of debt and equity securities from underwriters of the securities include a disclosed fixed commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. In the case of debt and equities securities, securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the

Advisers in their best judgment and in a manner deemed to be in the best interest of shareholders of each Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to the Fund. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on foreign stock exchanges these commissions are generally fixed. Where transactions are executed in the over-the-counter market, each Fund Portfolio and International Portfolio will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others. In all cases the Funds Portfolios and International Portfolio will attempt to negotiate best execution.

The Money Market Funds and Fixed Income Funds may effect purchases and sales through brokers who charge commissions, although the Trust does not anticipate that the Money Market Funds will do so. Table 6 in Appendix B shows the aggregate brokerage commissions with respect to each Fund. The data presented is for the past three fiscal years or a shorter period if the Fund has been in operation for a shorter period. Except as otherwise noted. Any material change in the last two years in the amount of brokerage commissions paid by a fund was due to an increase or decrease in the Fund's assets.

Subject to the general policies regarding allocation of portfolio brokerage as set forth above, the Board and Core Trust Board has authorized the Investment Advisers to employ their respective affiliates to effect securities transactions of the Funds the Portfolios, provided certain other conditions are satisfied. Payment of brokerage commissions to an affiliate of an Investment Adviser for effecting such transactions is subject to Section 17(e) of the 1940 Act, which requires, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker which is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers' commissions for such transactions. It is the Fund's policy that commissions paid to Schroder Securities Limited, Norwest Investment Management, Inc. ("NISI") and other affiliates of an Investment Adviser will, in the judgment of the Investment Adviser responsible for making portfolio decisions and selecting brokers, be (i) at least as favorable as commissions contemporaneously charged by the affiliate on comparable transactions for its most favored unaffiliated customers and (ii) at least as favorable as those which would be charged on comparable transactions by other qualified brokers having comparable execution capability. The Board, including a majority of the non-interested Trustees, has adopted procedures to ensure that commissions paid to affiliates of an Adviser by the Funds satisfy the foregoing standards. The Core Trust Board has adopted similar policies with respect to the Portfolios.

No Fund has an understanding or arrangement to direct any specific portion of its brokerage to an affiliate of an Investment Adviser, and will not direct brokerage to an affiliate of an Investment Adviser in recognition of research services.

During the last three fiscal years certain Funds paid brokerage commissions to NISI, a wholly-owned broker-dealer subsidiary of the parent of Norwest, Norwest Corporation. The following table indicates the Funds that paid commissions to NISI, the aggregate amounts of commissions paid, the percentage of aggregate brokerage commissions paid to NISI and the percentage of the aggregate dollar amount of transactions involving payment of commissions that were effected through NISI.

                                                                                        Percentage of
                                                                                         Commission
                                                       Aggregate       Percentage       Transactions
                                                      Commissions    of Commissions       Executed
                                                     Paid to nisi     Paid to nisi      Through nisi
                                                     -----------     --------------     ------------
VALUGROWTH STOCK FUND
     Year Ended May 31, 1996                           $10,494             2.41%            1.73%
     Year Ended May 31, 1995                           $12,213             1.78%            2.28%
     Year Ended May 31, 1994                           $25,713             4.65%            6.00%

The practice of placing orders with NISI is consistent with each Fund's objective of obtaining best execution and is not dependent on the fact that NISI is an affiliate of Norwest.

The Funds and the Portfolios may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions, including certain dealer spreads, paid in connection with securities transactions, an Investment Adviser takes into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker. The Investment Advisers may also take into account payments made by brokers effecting transactions for a Fund or Portfolio (i) to the Fund or Portfolio or (ii) to other persons on behalf of the Fund or Portfolio for services provided to the Fund or Portfolio for which it would be obligated to pay.

In addition, the Investment Advisers may give consideration to research services furnished by brokers to the Advisers for their use and may cause the Funds and Portfolios to pay these brokers a higher amount of commission than may be charged by other brokers. Such research and analysis is of the types described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Investment Adviser own internal research and investment strategy capabilities. Such research and analysis may be used by the Investment Advisers in connection with services to clients other than the Funds and Portfolios, and not all such services may be used by the Investment Adviser in connection with the Funds. An Investment Adviser's fees are not reduced by reason of the Investment Adviser's receipt of the research services.

Investment decisions for the Funds (and for the Portfolios) will be made independently from those for any other account or investment company that is or may in the future become managed by the Investment Advisers or their affiliates. Investment decisions are the product of many factors including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the respective Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for a Fund and other client accounts managed by the Advisers occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

During their last fiscal year, certain Funds acquired securities issued by their "regular brokers and dealers" or the parents of those brokers and dealers. Regular brokers and dealers means the 10 brokers or dealers that (i) received the greatest amount of brokerage commissions during the Fund's last fiscal year,
(ii) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year or (iii) sold the largest amount of the Fund's shares during the Fund's last fiscal year.
Following is a list of the regular brokers and dealers of the Funds whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Funds' holdings of those securities as of May 31, 1996.

                                                    Regular Broker                        Value of
                                                       Or Dealer                       Securities Held
                                                    --------------                     ---------------

CASH INVESTMENT FUND                        Bear, Stearns & Company                       $75,000,000
                                            CS First Boston                               $15,000,000
                                            Merrill Lynch & Co.                           $47,497,784
                                            Morgan Stanley                               $345,781,386

READY CASH INVESTMENT FUND                  Bear, Stearns & Company                       $50,000,000
                                            CS First Boston                               $10,000,000
                                            Merrill Lynch & Co.                           $37,499,817
                                            Morgan Stanley                                $55,000,000

U.S. GOVERNMENT FUND                        Bank of America Securities                    345,781,386

TREASURY FUND                               None                                                    0

                                       56

MUNICIPAL MONEY MARKET FUND                 None                                                    0

STABLE INCOME FUND                          Lehman Brothers Holdings                        1,043,889

INTERMEDIATE GOVERNMENT FUND                None                                                    0

DIVERSIFIED BOND FUND                       Lehman Brothers Holdings                        1,092,216
                                            Paine Webber Group, Inc.                          991,450
                                            Dean Witter                                       977,500
                                            Charles Schwab Corporation                        562,630

INCOME FUND                                 None                                                    0

TOTAL RETURN BOND FUND                      Salomon Brothers Inc.                           1,205,617


                                                    Regular Broker                        Value of
                                                       Or Dealer                       Securities Held
                                                    --------------                     ---------------
LIMITED TERM TAX-FREE FUND                  None                                                    0

TAX-FREE INCOME FUND                        None                                                    0

COLORADO TAX FREE FUND                      None                                                    0

MINNESOTA TAX FREE FUND`                    None                                                    0

CONSERVATIVE BALANCED FUND                  Charles SCHWAB CORPORATION                        187,544
                                            Dean Witter                                       293,598
                                            Paine Webber Group, Inc.                          495,725
                                            Salomon Brothers Inc.                             497,433
                                            Bear Stearns Company                              500,232
                                            Charles SCHWAB CORP.                              487,425
                                            Donaldson, Lufkin & Jenrette, Inc.                111,562

MODERATE BALANCED FUND                      Charles SCHWAB CORPORATION                        562,630
                                            Dean Witter                                       636,131
                                            Lehman Brothers Inc.                              819,162
                                            Paine Webber Group, Inc.                        1,090,595
                                            Salomon Brothers Inc.                             895,522
                                            Charles SCHWAB CORP.                            1,940,000
                                            Donaldson, Lufkin & Jenrette, Inc.                427,126

GROWTH BALANCED FUND                        Charles SCHWAB CORPORATION                        562,629
                                            Dean Witter                                       636,130
                                            Lehman Brothers, Inc.                             819,162
                                            Paine Webber Group, Inc.                          991,450
                                            Salomon Brothers Inc.                             497,432
                                            Charles Schwab Corp.                            3,533,225
                                            Donaldson, Lufkin & Jenrette, Inc.                784,125

INCOME EQUITY FUND                          None                                                    0

INDEX FUND                                  Merrill Lynch & Co., Inc.                         498,575
                                            Morgan Stanley Group, Inc.                        336,600
                                            Salomon Brothers, Inc.                            192,626

VALUGROWTH STOCK FUND                       None                                                    0

DIVERSIFIED EQUITY FUND                     Charles SCHWAB CORPORATION                      9,971,600
                                            Donaldson, Lufkin & Jenrette, Inc.              2,218,502

GROWTH EQUITY FUND                          Charles SCHWAB CORPORATION                     11,300,500
                                            Donaldson, Lufkin & Jenrette, Inc.              2,524,500





                                                    Regular Broker                        Value of
                                                       Or Dealer                       Securities held
                                                    --------------                     ---------------
LARGE COMPANY GROWTH FUND                   Charles Schwab Corporation                     11,300,500
                                            Donaldson, Lufkin & Jenrette, Inc.              2,524,500

SMALL COMPANY STOCK FUND                    None                                                    0

SMALL COMPANY GROWTH FUND                   None                                                    0

CONTRARIAN STOCK FUND                       None                                                    0

INTERNATIONAL FUND                          None                                                    0



PORTFOLIO TURNOVER. A high rate of portfolio turnover involves corresponding greater expenses than a lower rate, which expenses must be borne by a fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. In order to continue for Federal tax purposes, less than 30% of the annual gross income of the Fund must be desired from the sale of securities held by the Fund for less than three months. See "Taxation" below. Portfolio turnover rates are set forth under "Financial Highlight's" in the Funds Prospectuses. The change in portfolio turnover rate for Income Fund and Intermediate Government Fund from 1995 to 1996 was due in part to the change in portfolio managers. Other significant changes in portfolio turnover rates was due to changing market conditions and the effect of those conditions on the Funds' investment policies.

7.       ADDITIONAL PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

         GENERAL

Shares of all Funds are sold on a continuous basis by the distributor.

The per share net asset values of each class of shares of a Fund are expected to be substantially the same. Under certain circumstances, however, the per share net asset value of each class may vary. Due to the higher expenses of B Shares, the net asset value of B Shares will generally be lower than the net asset value of the other classes. The per share net asset value of each class of a Fund eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

MONEY MARKET FUNDS

As described in the Prospectuses, under certain circumstances a Money Market Fund may close early and advance time by which the Fund must receive a purchase or redemption order and payments. In that case, if an investor placed an order after the cut-off time the order would be processed on the follow-up business day and the investor's access to the fund would be temporarily limited.

CLASS A SHARES

GENERAL

OFFERING PRICE. Set forth below is an example of the method of computing the offering price of the A Shares of the Funds that offer A Shares. Other shares of the Trust are offered at their next determined net asset value. The example assumes a purchase of A Shares of the Fixed Income and Equity Funds' in an amount such that the purchase would be subject to each Fund's maximum sales charges set forth in the Prospectus at a price based on the net asset value per share of A Shares of each Fund at May 31, 1996. The maximum sales charges as of May 31, 1995 was 4.5% for each Equity Fund and 3.75% for each Fixed Income Fund, except Stable Income Fund, for which it was 1.50%. Offering price is determined as follows: Net asset value per share times the sum of one (1) plus the sales charge expressed as a percentage (for example 4.5% would equal 0.045).

                                                          Net Asset         Offering
                                                       Value Per Share        Price
                                                       ---------------        -----
         Stable Income Fund                               $ 10.20             10.35
         Intermediate Government Income Fund                10.89             11.30
         Diversified Bond Fund (No A Shares Outstanding)
         Income Fund                                         9.27              9.62
         Total Return Bond Fund                              9.40              9.75
         Tax-Free Income Fund                                9.78             10.15
         Colorado Tax-Free Fund                              9.89             10.26
         Minnesota Tax-Free Fund                            10.30             10.69
         Conservative Balanced Fund (No A Shares Outstanding)
         Moderate Balanced Fund (No A Shares Outstanding)
         Growth Balanced Fund (No A Shares Outstanding)
         Income Equity Fund                                 27.56             28.80
         Index Fund (No A Shares Outstanding)
         ValuGrowth Stock Fund                              22.63             23.65
         Diversified Equity Fund                            30.56             31.93
         Growth Equity Fund                                 29.08             30.39
         Large Company Growth Fund (No A Shares Outstanding)
         Small Company Stock Fund                           14.02             14.65
         Small Company Growth Fund (No A Shares Outstanding)
         Contrarian Stock Fund                              10.82             11.31
         International Fund                                 19.82             20.71

STATEMENT OF INTENTION. As more fully described in the Prospectus, investors may obtain reduced sales charges with respect to the purchase of A Shares of the Funds by means of a written Statement of Intention, which expresses the investor's intention to invest $50,000 or more within a period of 13 months in A Shares of a Fund. The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. A Shares purchased with the first 5% of such amount will be held subject to a registered pledge (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such pledged shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the shares will be released from pledge.

EXCHANGES

By making an exchange by telephone, the investor authorizes the Trust's transfer agent to act on telephonic instructions believed by the Trust's transfer agent to be genuine instructions from any person representing himself or herself to be the investor. The records of the Trust's transfer agent of such instructions are binding. The exchange procedures may be modified or terminated at any time upon appropriate notice to shareholders. For Federal income tax purposes, exchanges are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than the shareholder's basis in such shares at the time of such transaction.

Shareholders of A Shares may purchase, with the proceeds from a redemption of all or part of their shares, A Shares of the other Funds that offer A Shares or Investor Shares of Ready Cash Investment Fund or Municipal Money Market Fund. Shareholders of B Shares may purchase, with the proceeds from a redemption of all or part of their shares, B Shares of the other Funds that offer B Shares or Exchange Shares of Ready Cash Investment Fund. Shareholders of I Shares may purchase, with the proceeds from a redemption of all or part of their shares, I Shares of the other Funds or Institutional Shares of Ready Cash Investment Fund or Municipal Money Market Fund or shares of U.S. Government Fund and Treasury Fund.

Shareholders of Investor Shares of Ready Cash Investment Fund and Municipal Money Market Fund may purchase, with the proceeds from a redemption of all or part of their shares, Investor Shares of the other Fund or A Shares of the Funds that offer A Shares. Shareholders of Exchange Shares of Ready Cash Investment Fund may purchase, with the proceeds from a redemption of all or part of their shares, B Shares of the Funds that offer B Shares.

Shareholders of Institutional Shares of Ready Cash Investment Fund and Municipal Money Market Fund and others who are eligible to purchase I Shares may purchase, with the proceeds from a redemption of all or part of their shares, Institutional Shares of these Funds, or I Shares of the other Funds of the Trust. Shareholders of U.S.
Government Fund and Treasury Fund and Municipal Money Market Fund

Shareholders of Institutional Shares of Municipal Money Market Fund who are not eligible to purchase I Shares may purchase, with the proceeds from a redemption of all or part of their shares, shares of Cash Investment Fund, U.S. Government Fund and Treasury Fund. Similarly, shareholders of Cash Investment Fund, U.S. Government Fund and Treasury Fund who are not eligible to purchase I Shares may purchase, with the proceeds from a redemption of all or part of their shares, shares of the other two Funds or Institutional Shares of Municipal Money Market Fund.

Shareholders of A Shares or Investor Shares making an exchange will be subject to the applicable sales charge of any A Shares acquired in the exchange; provided, that the sales charge charged with respect to the acquired shares will be assessed at a rate that is equal to the excess (if any) of the rate of the sales charge that would be applicable to the acquired shares in the absence of an exchange over the rate of the sales charge previously paid on the exchanged shares. For purposes of the preceding sentence, A Shares acquired through the reinvestment of dividends or distributions are deemed to have been acquired with a sales charge rate equal to that paid on the shares on which the dividend or distribution was paid.

In addition, A Shares and Investor Shares acquired by a previous exchange transaction involving shares on which a sales charge has directly or indirectly been paid (e.g., shares purchased with a sales charge or issued in connection with an exchange transaction involving shares that had been purchased with a sales charge), as well as additional shares acquired through reinvestment of dividends or distributions on such shares will be treated as if they had been acquired subject to that sales charge.

Exchange Shares may only be acquired in exchange for B Shares of a Fund. B Shares ("original B Shares") may be exchanged for Exchange Shares without the payment of any contingent deferred sales charge; however, B Shares or Exchange Shares acquired as a result of an exchange and subsequently redeemed will nonetheless be subject to the contingent deferred sales charge applicable to the original B Shares as if those shares were being redeemed at that time. Exchange Shares may be exchanged without the payment of any contingent deferred sales charge; however, B Shares acquired as a result of such exchange and subsequently redeemed will nonetheless be subject to the contingent deferred sales charge applicable to the original B Shares as if those shares were being redeemed at that time.

REDEMPTIONS

In addition to the situations described in the Prospectus with respect to the redemptions of shares, the Trust may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to a Fund's shares as provided in the Prospectus from time to time.

Proceeds of redemptions normally are paid in cash. However, payments may be made wholly or partially in portfolio securities if the Board determines that payment in cash would be detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partially in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash. The Trust has filed a formal election with the SEC pursuant to which a Fund will only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

CONTINGENT DEFERRED SALES CHARGE (A SHARES)

A Shares of the Funds on which no initial sales charge was assessed pursuant to the Right of Accumulation or Statement of Intention, that are redeemed within specified periods after the purchase date will be subject to a contingent deferred sales charge upon redemption.

RIGHT OF ACCUMULATION

Contingent deferred sales charges may be charged on A Shares purchased without an initial sales charge pursuant to the Cumulative Quantity Discount (Right of Accumulation) that are redeemed within the first two years after purchase. No initial sales charge will apply to A Shares purchased if the value of those shares on the date of purchase plus the net asset value of all A Shares held by the shareholder (as of the close of business on the previous Fund Business Day) exceed $1,000,000. In that case the contingent deferred sales charge will apply to redemptions of shares within the first two years after purchase. For example, if a shareholder has made prior purchases of A Shares which now have a value of $900,000, the purchase of $150,000 of A Shares will not be subject to an initial sales charge but will be subject to the contingent deferred sales charge. The $900,000 of A Shares is not subject to the contingent deferred sales charge.

STATEMENT OF INTENTION

Contingent deferred sales charges may be charged on redemptions of A Shares purchased without an initial sales charge pursuant to a Statement of Intention ("SOI")that are redeemed within the first two years after purchase. If a shareholder purchases $1,000,000 or more within a 13 month period under an SOI, no initial sales charge will apply with respect to the entire amount purchased. The contingent deferred sales charge will not apply to SOIs of under $1,000,000 and will not be applied to SOIs for a greater amount if the shareholder never purchases $1,000,000 or more of A Shares under the SOI; however, the contingent deferred sales charge will apply. The holding period for each A Share, however, shall be determined from the date the share was purchased. If the shareholder redeems A Shares during the period that the SOI is in effect, a contingent deferred sales charge will be charged at the time the shareholder has purchased $1,000,000 or more worth of A Shares pursuant to the SOI and will be assessed at the rate applicable in the case of a single purchase of the minimum amount specified in the SOI. If the shareholder purchases less than the amount specified under the SOI, an additional contingent deferred sales charge may be assessed in respect of A Shares previously redeemed based on the amount actually purchased pursuant to the SOI.

REINSTATEMENT PRIVILEGE

A Shares purchased by a shareholder within 60 days following the redemption by the shareholder of A Shares in the same Fund with a value at least equal to the A Shares being purchased will not be subject to a contingent deferred sales charge; provided, however, that this exemption is not applicable to more than two purchases within a 12-month period.

CONTINGENT DEFERRED SALES CHARGE (A SHARES AND B SHARES)

With respect to A Shares and B Shares of the Funds, certain redemptions are not subject to any contingent deferred sales charge. No contingent deferred sales charge is imposed on (i) redemptions of shares acquired through the reinvestment of dividends and distributions, (ii) involuntary redemptions by a Fund of shareholder accounts with low account balances, (iii) redemptions of shares following the death or disability of a shareholder if the Fund is notified within one year of the shareholder's death or disability, (iv) redemptions to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or Section 403(b) custodial account or from a qualified retirement plan. For these purposes, the term disability shall have the meaning ascribed thereto in Section 72(m)(7) of the Code. Under that provision, a person is considered disabled if the person is unable to engage in any substantial activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration. Appropriate documentation satisfactory to the Fund is required to substantiate any shareholder death or disability.

CONVERSION OF B SHARES AND EXCHANGE SHARES

The conversion of Exchange Shares to Investor Shares and B Shares to A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the distribution services fee with respect to the Exchange Shares and B Shares does not result in the Funds dividends or distributions constituting "preferential dividends" under the Code, and (ii) the conversion of Exchange Shares and B Shares does not constitute a taxable event under Federal income tax law. The conversion of Exchange Shares to Investor Shares and B Shares to A Shares may be suspended if such an opinion is no longer available at the time the conversion is to occur. In that event, no further conversions would occur, and shares might continue to be subject to a distribution services fee for an indefinite period, which may extend beyond the specified number of years for conversion of the original B Shares.

8.       TAXATION

Each Fund intends for each taxable year to qualify for tax treatment as a "regulated investment company" under the Code. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements each Fund must meet to qualify for such treatment, and of the application of state and local tax laws to his or her particular situation.

Since each Money Market Fund and Fixed Income Fund expects to derive substantially all of its gross income (exclusive of capital gains) from sources other than dividends, it is expected that none of such Funds dividends or distributions will qualify for the dividends-received deduction for corporations.

Certain listed options and regulated futures contracts are considered "section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by a Fund at the end of each taxable year will be "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Fund on section 1256 contracts generally will be considered 60% long-term and 40% short-term capital gain or loss. Each Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

With respect to over-the-counter put and call options, gain or loss realized by a Fund upon the lapse or sale of such options held by such Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Fund will be treated as short-term capital gain or loss. In general, if a Fund exercises an option, or an option that a Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

Any option, futures contract, or other position entered into or held by a Fund in conjunction with any other position held by such Fund may constitute a "straddle" for Federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of a Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that a Fund has unrealized gains with respect to the other position in such straddle;
(ii) a Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Fund all of the offsetting positions of which consist of section 1256 contracts.

A Fund's investments in zero coupon securities will be subject to special provisions of the Code which may cause the Fund to recognize income without receiving cash necessary to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes. In order to satisfy those distribution requirements the Fund may be forced to sell other portfolio securities.

Each International Fund shareholder should include in the shareholder's report of gross income in his Federal income tax return both cash dividends received by the shareholder from the Fund and also the amount which the Fund advises the shareholder is the shareholder's pro rata portion, if any, of foreign income taxes paid with respect to, or withheld from, dividends and interest paid to International Portfolio from its foreign investments. Each shareholder then would be entitled, subject to certain limitations, to take a foreign tax credit against the shareholders' Federal income tax liability for the amount of such foreign taxes or else to deduct such foreign taxes as an itemized deduction from gross income.

9.      ADDITIONAL INFORMATION ABOUT THE TRUST AND THE SHAREHOLDERS OF THE FUNDS

DETERMINATION OF NET ASSET VALUE - MONEY MARKET FUNDS

Pursuant to the rules of the SEC, the Board has established procedures to stabilize each Money Market Funds' net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. Each Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days, will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that the Board has determined present minimal credit risks and will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Funds' high quality criteria.

COUNSEL AND AUDITORS

Legal matters in connection with the issuance of shares of beneficial interest of the Trust are passed upon by the law firm of Seward & Kissel, One Battery Park Plaza, New York, NY 10004.

KPMG Peat Marwick LLP, 99 High Street, Boston, MA 02110, independent auditors, served as the independent auditors for the Trust for the fiscal years ended May 31, 1996, 1995 and 1994, as well as for the fiscal year ended October 31, 1995 for those Funds that had that fiscal year end. KPMG Peat Marwick LLP have been selected as independent auditors for the Trust for the fiscal year ending May 31, 1997. For the prior fiscal periods another audit firm acted as independent auditors of the Trust's predecessor corporation.

GENERAL INFORMATION

The Trust is divided into twenty eight separate series representing shares of the Funds and Small Cap Opportunities Fund. The Trust received an order from the SEC permitting the issuance and sale of separate classes of shares representing interests in each of the Trust's existing funds; however, the Trust currently issues and operates the various Funds, separate classes of shares under the provisions of 1940 Act .

The Board has determined that currently no conflict of interest exists between or among each Fund's A Shares, B Shares and I Shares, among Ready Cash Investment Fund's Institutional, Investor and Exchange Shares and between Municipal Money Market Fund's Institutional and Investor Shares. On an ongoing basis, the Board, pursuant to its fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

The Trust's shareholders are not personally liable for the obligations of the Trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private corporations for profit. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject the Trust shareholders to liability. To guard against this risk, the Trust Instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into by the Trust or its Trustees, and provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss beyond his investment because of shareholder liability is limited to circumstances in which (i) a court refuses to apply Delaware law, (ii) no contractual limitation of liability is in effect, and (iii) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the Board believes that the risk of personal liability to a Trust shareholder is extremely remote.

In order to adopt the name Norwest Funds, the Trust agreed in each Investment Advisory Agreement with Norwest that if Norwest ceases to act as investment adviser to the Trust or any Fund whose name includes the word "Norwest," or if Norwest requests in writing, the Trust shall take prompt action to change the name of the Trust and any such Fund to a name that does not include the word "Norwest." Norwest may from time to time make available without charge to the Trust for the Trust's use any marks or symbols owned by Norwest, including marks or symbols containing the word "Norwest" or any variation thereof, as Norwest deems appropriate. Upon Norwest's request in writing, the Trust shall cease to use any such mark or symbol at any time. The Trust has acknowledged that any rights in or to the word "Norwest" and any such marks or symbols which exist or may exist, and under any and all circumstances, shall continue to be, the sole property of Norwest. Norwest may permit other parties, including other investment companies, to use the word "Norwest" in their names without the consent of the Trust. The Trust shall not use the word "Norwest" in conducting any business other than that of an investment company registered under the Act without the permission of Norwest.

RECENT MERGERS

As of May 17, 1996, three portfolios of the Trust, Adjustable U.S. Government Reserve Fund, Government Income Fund and Income Stock Fund (the "Acquired Funds") were reorganized into Stable Income Fund, Intermediate Government Income Fund and Income Equity Fund (the "Acquiring Funds"), respectively through the acquisition of all the assets and liabilities of the Acquired Funds by the corresponding Acquiring Funds. Each Acquiring Fund commenced operations prior to that date and was the entity that continued its existence after the transactions. Performance information for the Acquiring Funds only reflects the Acquiring Funds, performance and all fees listed in this Statement of Additional Information reflect the fees paid by the Acquiring Funds.

SHAREHOLDINGS

Table 7 to Appendix A lists the persons who owned of record 5% or more of the outstanding shares of a class of shares of a Fund as of May 1, 1997.

FINANCIAL STATEMENTS

The financial statements of each Fund for the semi-annual period ended November 30, 1996 (which include statements of assets and liabilities, statements of operations, statements of changes in net assets, notes to financial statements, financial highlights and portfolios of investments) are included in the Semi-Annual Report to Shareholders of the Trust delivered along with this SAI and are incorporated herein by reference. The financial statements of each Fund for the year ended May 31, 1996 (which include statements of assets and liabilities, statements of operations, statements of changes in net assets, notes to financial statements, financial highlights, portfolios of investments and the independent auditors' report thereon) are included in the Annual Report to Shareholders of the Trust delivered along with this SAI and are incorporated herein by reference. The fiscal year end of Stable Income Fund, Intermediate Government Income Fund, Diversified Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Income Equity Fund, Index Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Small Company Growth Fund and International Fund was October 31 prior to the year ended May 31, 1996.

REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference is made to the copy of such contract or other documents filed as exhibits to the registration statement.

                 APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

MUNICIPAL AND CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Moody's rates corporate bond issues, including convertible debt issues, as follows:

Bonds which are rated Aaa are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Those bonds in the Aa, A, Baa, Ba or B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

STANDARD AND POOR'S CORPORATION ("S&P")

S&P rates corporate bond issues, including convertible debt issues, as follows:

Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt rated in higher rated categories.

Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

Bonds rated CCC have currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Bonds rated C typically are subordinated to senior debt which as assigned an actual or implied CCC debt rating. This rating may also be used to indicate imminent default.

The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating Cl is reserved for income bonds on which no interest is being paid.

Bonds are rated D when the issue is in payment default, or the obligor has filed for bankruptcy. Bonds rated D are in payment default or the obligor has filed for bankruptcy. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will made during such grace period.

Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the rating category.

                                      -A2-

FITCH INVESTORS SERVICE, INC. ("FITCH")

Fitch rates corporate bond issues, including convertible debt issues, as follows:

AAA Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, shorter-term debt of these issuers is generally rate F-1+.

A Bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD, or D categories.

                                      -A3-

PREFERRED STOCK

MOODY'S INVESTORS SERVICE, INC.

Moody's rates preferred stock as follows:

An issue rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment among preferred stock issues.

An issue rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

An issue rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

An issue rated baa is considered to be a medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

An issue rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

An issue  which is rated caa is likely to be in  arrears on  dividend  payments.
This rating designation does not purport to indicate the future status of payments.

An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

An issue which is rated c can be regarded as having extremely poor prospects of ever attaining any real investment standing. This is the lowest rated class of preferred or preference stock.

Note:   Moody's  applies  numerical   modifiers  1,  2  and  3  in  each  rating
classification from aa through b in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION

S&P rates preferred stock as follows:

AAA is the highest rating that is assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                                      -A4-

An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

A preferred stock rated C is a non-paying issue.

A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

To provide more detailed indications of preferred stock quality, the ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT TERM MUNICIPAL LOANS

MOODY'S INVESTORS SERVICE, INC. Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. A rating of MIG-1/VMIG-1 denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing. Loans bearing the MIG-2/VMIG-2 designation are of high quality. Margins of protection are ample although not so large as in the MIG-1/VMIG-1 group. A rating of MIG 3/VMIG 3 denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. A rating of MIG 4/VMIG 4 denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

STANDARD & POOR'S RATING GROUP. S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest.
Issues rated SP-3 have speculative capacity to pay principal and interest.

FITCH INVESTORS SERVICE, INC. Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

Short-term issues rated F-1+ are regarded as having the strongest degree of assurance for timely payment. Issues assigned a rating of F-1 reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. Issues assigned a rating of F-2 have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1.

                                      -A5-

OTHER MUNICIPAL SECURITIES AND COMMERCIAL PAPER

MOODY'S INVESTORS SERVICE, INC.

Moody's two highest ratings for short-term debt, including commercial paper, are Prime-1 and Prime-2. Both are judged investment grade, to indicate the relative repayment ability of rated issuers.

Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: Leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S CORPORATION

S&P's two highest commercial paper ratings are A-1 and A-2. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. An A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation. The capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1. A-3 issues have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated A-2 are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

FITCH INVESTORS SERVICE, INC.

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 rating.

F-3. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D.    Issues assigned this rating are in actual or imminent payment default.

                                      -A6-

                        APPENDIX B - MISCELLANEOUS TABLES

TABLE 1 - INVESTMENT ADVISORY FEES

The following Table shows the dollar amount of fees payable under the Investment Advisory Agreements between Norwest and the Trust with respect to each Fund, the amount of fee that was waived by Norwest, if any, and the actual fee received by Norwest. That table also shows the dollar amount of fees payable under the investment advisory agreement between Schroder and Core Trust with respect to International Portfolio, the amount of fee that was waived by Schroder, if any, and the actual fee received by Schroder. The data is for the past three fiscal years or shorter period if the Fund/Portfolio has been in operation for a shorter period.

                                                     Advisory Fee     Advisory Fee      Advisory Fee
                                                        Payable          Waived           Retained
                                                        -------          ------           --------
CASH INVESTMENT FUND
     Year Ended May 31, 1996                         2,383,128                 0        2,383,128
     Year Ended May 31, 1995                         2,067,323                 0        2,067,323
     Year Ended May 31, 1994                         2,631,318                 0        2,631,318

READY CASH INVESTMENT FUND
     Year Ended May 31, 1996                         4,128,532            44,547        4,083,985
     Year Ended May 31, 1995                         2,153,906            71,093        2,082,813
     Year Ended May 31, 1994                         1,187,810           250,039          937,771

U.S. GOVERNMENT FUND

     Year Ended May 31, 1996                         2,205,102                 0        2,205,102
     Year Ended May 31, 1995                         1,687,958                 0        1,687,958
     Year Ended May 31, 1994                         1,618,648            18,841        1,599,807

TREASURY FUND
     Year Ended May 31, 1996                         1,308,984                 0        1,308,984
     Year Ended May 31, 1995                         1,152,801                 0        1,152,801
     Year Ended May 31, 1994                           786,588            31,704          754,884

MUNICIPAL MONEY MARKET FUND
     Year Ended May 31, 1996                         1,907,103           303,321        1,603,782
     Year Ended May 31, 1995                           987,273           175,377          811,896
     Year Ended May 31, 1994                           480,381           296,671          183,710

STABLE INCOME FUND
     Year Ended May 31, 1996                           106,127                 0          106,127
     Year End October 31, 1995                         114,429                 0          114,429

INTERMEDIATE GOVERNMENT INCOME FUND
     Year Ended May 31, 1996                           142,125                 0          142,125
     Year End October 31, 1995                         160,764                 0          160,764

DIVERSIFIED BOND FUND
     Year Ended May 31, 1996                           344,777                 0          344,777
     Year End October 31, 1995                         607,061                 0          607,061


                                                     Advisory Fee     Advisory Fee      Advisory Fee
                                                        Payable          Waived           Retained
                                                        -------          ------           --------
INCOME FUND
     Year Ended May 31, 1996                           981,244           196,249          784,995
     Year Ended May 31, 1995                           560,463           149,529          410,934
     Year Ended May 31, 1994                           501,265           399,431          101,834

TOTAL RETURN BOND FUND
     Year Ended May 31, 1996                           584,872           352,590          232,282
     Year Ended May 31, 1995                           305,162           244,711           60,451
     Year Ended May 31, 1994                            18,515            18,515                0

LIMITED TERM TAX-FREE FUND
     Year Ended May 31, 1996                               N/A               N/A              N/A

TAX-FREE INCOME FUND
     Year Ended May 31, 1996                         1,187,026         1,032,179          154,847
     Year Ended May 31, 1995                           671,570           306,789          364,781
     Year Ended May 31, 1994                           600,178           516,714          143,464

COLORADO TAX-FREE FUND
     Year Ended May 31, 1996                           286,768           286,768                0
     Year Ended May 31, 1995                           257,147           257,147                0
     Year Ended May 31, 1994                           200,552           200,552                0

MINNESOTA TAX-FREE FUND
     Year Ended May 31, 1996                           154,733           154,733                0
     Year Ended May 31, 1995                            67,504            67,504                0
     Year Ended May 31, 1994                            64,534            60,030            4,504

CONSERVATIVE BALANCED FUND
     Year Ended May 31, 1996                           376,529                 0          376,529
     Year Ended October 31, 1995                       547,353                 0          547,353

MODERATE BALANCED FUND
     Year Ended May 31, 1996                         1,208,825                 0        1,208,825
     Year End October 31, 1995                       1,722,174                 0        1,722,174

GROWTH BALANCED FUND
     Year Ended May 31, 1996                         1,424,260                 0        1,424,260
     Year End October 31, 1995                       1,849,672                 0        1,849,672

INCOME EQUITY FUND
     Year Ended May 31, 1996                           227,790                 0          227,790
     Year End October 31, 1995                         187,584                 0         187,584

INDEX FUND
     Year Ended May 31, 1996                           193,373           143,795           49,578
     Year End October 31, 1995                         212,875                 0          212,875

                                      -B2-

                                                     Advisory Fee     Advisory Fee      Advisory Fee
                                                        Payable          Waived           Retained
                                                        -------          ------           --------
VALUGROWTH STOCK FUND
     Year Ended May 31, 1996                         1,335,281            16,691        1,318,590
     Year Ended May 31, 1995                         1,132,507             4,813        1,127,694
     Year Ended May 31, 1994                           992,202           168,379          823,823

DIVERSIFIED EQUITY FUND
     Year Ended May 31, 1996                         3,038,858                 0        3,038,858
     Year End October 31, 1995                       3,737,147                 0        3,737,147

GROWTH EQUITY FUND
     Year Ended May 31, 1996                         3,342,391                 0        3,342,390
     Year End October 31, 1995                       3,961,897                 0        3,961,897

LARGE COMPANY GROWTH FUND
     Year Ended May 31, 1996                           274,152                 0          274,152
     Year End October 31, 1995                         362,480                 0          362,480

SMALL COMPANY STOCK FUND
     Year Ended May 31, 1996                           909,200           327,218          581,982
     Year Ended May 31, 1995                           322,908           322,908                0
     Year Ended May 31, 1994                            21,501            21,501                0

SMALL COMPANY GROWTH FUND
     Year Ended May 31, 1996                         1,653,578                 0        1,653,578
     Year End October 31, 1995                       1,984,348                 0        1,984,348

CONTRARIAN STOCK FUND
     Year Ended May 31, 1996                           349,877            70,170          279,707
     Year Ended May 31, 1995                           258,669           128,979          129,690
     Year Ended May 31, 1994                             9,927             9,927                0

INTERNATIONAL FUND*
     Year Ended May 31, 1996                           316,701                 0          316,701
     Year End October 31, 1995                         367,007                 0          367,007

* Represents investment advisory fees paid to Schroder Capital Management Inc. by International Portfolio of Core Trust.

                                      -B3-

TABLE 2 - MANAGEMENT FEES

The following table shows the dollar amount of fees payable to (i) Forum for its management services with respect to each Fund (or class thereof for those periods when multiple classes were outstanding), (ii) Norwest for its administrative services with respect to International Fund and (iii) Forum with respect to its administrative securities with respect to International Portfolio. Also shown are the amount of fees that were waived by Forum and Norwest, if any, and the actual fees received by Forum and Norwest. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

(I) MANAGEMENT FEES TO FORUM
                                                      Management       Management        Management
                                                          Fee              Fee               Fee
                                                        Payable          Waived           Retained
                                                        -------          ------           --------

CASH INVESTMENT FUND
     Year Ended May 31, 1996                         1,076,303           160,959          915,344
     Year Ended May 31, 1995                           944,718           263,073          681,645
     Year Ended May 31, 1994                         1,179,716                 0        1,179,716

U.S. GOVERNMENT FUND
     Year Ended May 31, 1996                         1,002,126            40,949        9,611,177
     Year Ended May 31, 1995                           786,649           135,127          651,522
     Year Ended May 31, 1994                           757,658            36,670          720,988

TREASURY FUND
     Year Ended May 31, 1996                           627,992           448,841          179,151
     Year Ended May 31, 1995                           558,734           467,978           90,756
     Year Ended May 31, 1994                           387,463            88,351          299,112

READY CASH INVESTMENT FUND
Investor Shares
     Year Ended May 31, 1996                           760,979            60,072          700,907
     Year Ended May 31, 1995                           391,466           147,704          243,762
     Year Ended May 31, 1994                           305,534             5,338          300,146
Institutional Shares
     Year Ended May 31, 1996                         1,569,081         1,569,081                0
     Year Ended May 31, 1995                           739,794           589,996          149,797
     Year Ended May 31, 1994                           260,556           205,978           54,578
Exchange Shares
     Year Ended May 31, 1996                               273               273                0
     Year Ended May 31, 1995                               417               331               86

MUNICIPAL MONEY MARKET FUND
Investor Shares
     Year Ended May 31, 1996                           115,294            65,869           49,425
     Year Ended May 31, 1995                            82,763            75,983            6,780
     Year Ended May 31, 1994                            89,824            26,370           63,554
Institutional Shares
     Year Ended May 31, 1996                           990,763           814,669          176,094
     Year Ended May 31, 1995                           481,393           393,600           87,793
     Year Ended May 31, 1994                           184,579             8,730          175,849

                                      -B4-

                                                      Management       Management        Management
                                                          Fee              Fee               Fee
                                                        Payable          Waived           Retained
                                                        -------          ------           --------
STABLE INCOME FUND
A Shares
     Year Ended May 31, 1996                               623               623                0
B Shares
     Year Ended May 31, 1996                                33                33                0
I Shares
     Year Ended May 31, 1996                            34,720            34,720                0
     Year End October 31, 1995                          38,143            38,143                0

INTERMEDIATE GOVERNMENT INCOME FUND
A Shares
     Year Ended May 31, 1996                               666               666                0
B Shares
     Year Ended May 31, 1996                               412               412                0
I Shares
     Year Ended May 31, 1996                            41,991            41,991                0
     Year End October 31, 1995                          48,716            48,716                0

DIVERSIFIED BOND FUND
I Shares
     Year Ended May 31, 1996                            98,508            69,269           29,239
     Year Ended October 31, 1995                       173,446           147,461           25,985

INCOME FUND
A Shares
     Year Ended May 31, 1996                            11,894            11,894                0
     Year Ended May 31, 1995                            12,210            11,607              603
     Year Ended May 31, 1994                            50,378             6,025           44,353
B Shares
     Year Ended May 31, 1996                             6,732             6,732                0
     Year Ended May 31, 1995                             5,559             3,553            2,006
     Year Ended May 31, 1994                             2,799                 0            2,799
I Shares
     Year Ended May 31, 1996                           373,872           353,908           19,964
     Year Ended May 31, 1995                           206,416           124,725           81,691
     Year Ended May 31, 1994                           147,328            13,243          134,085

TOTAL RETURN BOND FUND
A Shares
     Year Ended May 31, 1996                             2,416             2,416                0
     Year Ended May 31, 1995                               674               674                0
     Year Ended May 31, 1994                                27                 9               18
B Shares
     Year Ended May 31, 1996                             3,264             3,264                0
     Year Ended May 31, 1995                               923               923                0
     Year Ended May 31, 1994                                60                52                8
I Shares
     Year Ended May 31, 1996                           228,269            12,744          215,525
     Year Ended May 31, 1995                           120,468            17,639          102,829
     Year Ended May 31, 1994                             7,320               923            6,397

                                      -B5-

                                                      Management       Management        Management
                                                          Fee              Fee               Fee
                                                        Payable          Waived           Retained
                                                        -------          ------           --------
LIMITED TERM TAX-FREE FUND
A Shares
     Year Ended May 31, 1996                               N/A               N/A              N/A
B Shares
     Year Ended May 31, 1996                               N/A               N/A              N/A
I Shares
     Year Ended May 31, 1996                               N/A               N/A              N/A

TAX-FREE INCOME FUND
A Shares
     Year Ended May 31, 1996                            67,046            27,085           39,961
     Year Ended May 31, 1995                            64,084            64,084                0
     Year Ended May 31, 1994                           114,072            28,475           85,597
B Shares
     Year Ended May 31, 1996                             9,866             9,866                0
     Year Ended May 31, 1995                             6,348             5,591              757
     Year Ended May 31, 1994                             2,493               333            2,160
I Shares
     Year Ended May 31, 1996                           397,898           304,725           93,173
     Year Ended May 31, 1995                           198,196           139,199           58,997
     Year Ended May 31, 1994                           147,507            17,206          130,301

COLORADO TAX-FREE FUND
A Shares
     Year Ended May 31, 1996                            53,988            48,022            5,966
     Year Ended May 31, 1995                            56,039            40,684           15,355
     Year Ended May 31, 1994                            63,445            63,445                0
B Shares
     Year Ended May 31, 1996                            11,566            11,566                0
     Year Ended May 31, 1995                             9,429             7,791            1,638
     Year Ended May 31, 1994                             4,341             3,571              770
I Shares
     Year Ended May 31, 1996                            49,153            41,507            7,646
     Year Ended May 31, 1995                            37,392            31,974            5,418
     Year Ended May 31, 1994                            14,112            10,883            3,229

MINNESOTA TAX-FREE FUND
A Shares
     Year Ended May 31, 1996                            43,885            26,289           17,596
     Year Ended May 31, 1995                            19,236            19,236                0
     Year Ended May 31, 1994                            21,698            21,698                0
B Shares
     Year Ended May 31, 1996                            13,910            10,499            3,411
     Year Ended May 31, 1995                             5,974             5,974                0
     Year Ended May 31, 1994                             2,446             1,527              919
I Shares
     Year Ended May 31, 1996                             4,098             2,630            1,468
     Year Ended May 31, 1995                             1,781             1,622              159
     Year Ended May 31, 1994                             1,507             1,279              228

                                      -B6-

                                                      Management       Management        Management
                                                          Fee              Fee               Fee
                                                        Payable          Waived           Retained
                                                        -------          ------           --------
CONSERVATIVE BALANCED FUND
     Year Ended May 31, 1996                            83,673            69,584           14,089
     Year Ended October 31, 1995                       121,634           121,634                0

MODERATE BALANCED FUND
     Year Ended May 31, 1996                           228,080           126,077          102,003
     Year Ended October 31, 1995                       324,938           212,921          112,017

GROWTH BALANCED FUND
     Year Ended May 31, 1996                           245,562           136,905          108,657
     Year Ended October 31, 1995                       318,909           209,411          109,498

INCOME EQUITY FUND
A Shares
     Year Ended May 31, 1996                             1,196             1,196                0
B Shares
     Year Ended May 31, 1996                               670               670                0
I Shares
     Year Ended May 31, 1996                            43,691            43,691                0
     Year Ended October 31, 1995                        37,517            37,517                0

INDEX FUND
     Year Ended May 31, 1996                           128,916            93,961           34,955
     Year Ended October 31, 1995                       141,917           141,917                0

VALUGROWTH STOCK FUND
A Shares
     Year Ended May 31, 1996                            27,427            27,427                0
     Year Ended May 31, 1995                            24,465            24,465                0
     Year Ended May 31, 1994                            87,585             8,799           78,786
B Shares
     Year Ended May 31, 1996                             8,763             8,763                0
     Year Ended May 31, 1995                             5,593             4,617              976
     Year Ended May 31, 1994                             1,686                 0            1,686
I Shares
     Year Ended May 31, 1996                           297,630           147,086          150,544
     Year Ended May 31, 1995                           253,243           148,800          104,443
     Year Ended May 31, 1994                           158,779            26,640          132,139

DIVERSIFIED EQUITY FUND
A Shares
     Year Ended May 31, 1996                                99                99                0
B Shares
     Year Ended May 31, 1996                                96                96                0
I Shares
     Year Ended May 31, 1996                           467,322           238,224          229,098
     Year Ended October 31, 1995                       574,946           287,473          287,473

                                      -B7-


                                                      Management       Management        Management
                                                          Fee              Fee               Fee
                                                        Payable          Waived           Retained
                                                        -------          ------           --------
GROWTH EQUITY FUND
A Shares
     Year Ended May 31, 1996                               100               100                0
B Shares
     Year Ended May 31, 1996                                25                25                0
I Shares
     Year Ended May 31, 1996                           371,252           187,661          183,591
     Year Ended October 31, 1995                       440,211          286,1371          154,107

LARGE COMPANY GROWTH FUND
     Year Ended May 31, 1996                            42,177            40,150            2,027
     Year Ended October 31, 1995                        55,766            55,766                0

SMALL COMPANY STOCK FUND
A Shares
     Year Ended May 31, 1996                             5,800             5,800                0
     Year Ended May 31, 1995                             1,655             1,515              140
     Year Ended May 31, 1994                                88                22               66
B Shares
     Year Ended May 31, 1996                             4,426             4,426                0
     Year Ended May 31, 1995                             1,051             1,051                0
     Year Ended May 31, 1994                                67                19               48
I Shares
     Year Ended May 31, 1996                           171,614            15,664          155,950
     Year Ended May 31, 1995                            61,876            14,997           46,878
     Year Ended May 31, 1994                             4,146             1,395            2,751

SMALL COMPANY GROWTH FUND
     Year Ended May 31, 1996                           183,731            76,278          107,453
     Year Ended October 31, 1995                       220,483           177,287           43,196

CONTRARIAN STOCK FUND
A Shares
     Year Ended May 31, 1996                             1,439             1,439                0
     Year Ended May 31, 1995                               646               646                0
     Year Ended May 31, 1994                                45                 0               45
B Shares
     Year Ended May 31, 1996                             1,194             1,194                0
     Year Ended May 31, 1995                               328               328                0
     Year Ended May 31, 1994                                19                 3               16
I Shares
     Year Ended May 31, 1996                            84,836            37,213           47,623
     Year Ended May 31, 1995                            63,693               543           63,150
     Year Ended May 31, 1994                             2,418                 0            2,418

                                      -B8-

                                                      Management       Management        Management
                                                          Fee              Fee               Fee
                                                        Payable          Waived           Retained
                                                        -------          ------           --------
INTERNATIONAL FUND
A Shares
     Year Ended May 31, 1996                               345               345                0
B Shares
     Year Ended May 31, 1996                               395               395                0
I Shares
     Year Ended May 31, 1996                            69,616                 0           69,616
     Year Ended October 31, 1995                       205,140            41,566          163,574

(II) ADMINISTRATIVE FEES TO NORWEST

INTERNATIONAL FUND
     Year Ended May 31, 1996                           175,887                 0          175,887
     Year Ended October 31, 1995                       205,150                 0          205,150

(III) ADMINISTRATIVE FEES TO FORUM

INTERNATIONAL PORTFOLIO
     Year Ended May 31, 1996                           105,567            11,873           93,694
     Year Ended October 31, 1995                       122,669            70,043           52,626


                                      -B9-

TABLE 3 - DISTRIBUTION FEES

The following table shows the dollar amount of fees payable to Forum for its distribution services with respect to each Fund (or class thereof), the amount of fee that was waived by Forum, if any, and the actual fee received by Forum. All maintenance fees were waived by Forum during the fiscal years ended May 31, 1995 and 1996. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period. Only Exchange Shares and B Shares incur distribution fees.

                                                     Distribution     Distribution      Distribution
                                                          Fee              Fee               Fee
                                                        Payable          Waived           Retained
                                                        -------          ------           --------
READY CASH INVESTMENT FUND
Exchange Shares
     Year Ended May 31, 1996                             1,023             1,023                0
     Year Ended May 31, 1995                             2,050             2,050                0
     Year Ended May 31, 1994                                62                62                0

STABLE INCOME FUND
B Shares
     Year Ended May 31, 1996                               245               245                0

INTERMEDIATE GOVERNMENT INCOME FUND
B Shares
     Year Ended May 31, 1996                             2,646             2,646                0

INCOME FUND
B Shares
     Year Ended May 31, 1996                            25,247             6,666           18,581
     Year Ended May 31, 1995                            27,796             6,949           20,847
     Year Ended May 31, 1994                            13,997             3,954           10,043

TOTAL RETURN BOND FUND
B Shares
     Year Ended May 31, 1996                            12,239             3,619            8,620
     Year Ended May 31, 1995                             4,612             1,153            3,459
     Year Ended May 31, 1994                               297                74              223

TAX-FREE INCOME FUND
B Shares
     Year Ended May 31, 1996                            36,997             2,390           34,607
     Year Ended May 31, 1995                            31,738             7,934           23,803
     Year Ended May 31, 1994                            12,467             3,566            8,901

COLORADO TAX-FREE FUND
B Shares
     Year Ended May 31, 1996                            43,374               207           43,167
     Year Ended May 31, 1995                            47,144            11,786           35,358
     Year Ended May 31, 1994                            21,705             5,476           16,279

                                     -B10-

                                                     Distribution     Distribution      Distribution
                                                          Fee              Fee               Fee
                                                        Payable          Waived           Retained
                                                        -------          ------           --------
MINNESOTA TAX-FREE FUND
B Shares
     Year Ended May 31, 1996                            52,163                 0           52,163
     Year Ended May 31, 1995                            30,386             8,880           21,506
     Year Ended May 31, 1994                            12,231             3,058            9,173

INCOME EQUITY FUND
B Shares
     Year Ended May 31, 1996                             5,031                 0            5,031

VALUGROWTH STOCK FUND
B Shares
     Year Ended May 31, 1996                            32,860             5,269           27,591
     Year Ended May 31, 1995                            27,965             6,991           20,974
     Year Ended May 31, 1994                             8,429             3,245            5,184

DIVERSIFIED EQUITY FUND
B Shares
     Year Ended May 31, 1996                               719               719                0

GROWTH EQUITY FUND
B Shares
     Year Ended May 31, 1996                               187               187                0

SMALL COMPANY STOCK FUND
B Shares
     Year Ended May 31, 1996                            16,598             4,077           12,521
     Year Ended May 31, 1995                             5,256             2,038            3,218
     Year Ended May 31, 1994                               332                 0              332

CONTRARIAN STOCK FUND
B Shares
     Year Ended May 31, 1996                             4,479             4,479                0
     Year Ended May 31, 1995                             1,642               411            1,232
     Year Ended May 31, 1994                                95                 0               95

INTERNATIONAL FUND
B Shares
     Year Ended May 31, 1996                             2,959             2,930               29

                                     -B11-

TABLE 4 - SALES CHARGES

The following table shows (i) the dollar amount of sales charges payable to Forum with respect to sales of A Shares (or of the respective Funds prior to the offering of multiple classes of shares), (ii) the amount of sales charge retained by Forum and not reallowed to other persons, and (iii) the amount of contingent deferred sales charge ("CDSL") paid to Forum. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

                                                         Sales          Retained            CDSL
                                                        Charges          Amount             Paid
                                                        -------          ------             ----

STABLE INCOME FUND
A Shares
     Year Ended May 31, 1996                               423                52               --
B Shares
     Year Ended May 31, 1996                                --                --               75

INTERMEDIATE GOVERNMENT INCOME FUND
A Shares
     Year Ended May 31, 1996                             1.482               129               --
B Shares
     Year Ended May 31, 1996                                --                --              964

INCOME FUND
A Shares
     Year Ended May 31, 1996                         1,567,755             4,428               --
B Shares
     Year Ended May 31, 1996                                --                --            8,272

TOTAL RETURN BOND FUND
A Shares
     Year Ended May 31, 1996                         1,194,198             3,074               --
B Shares
     Year Ended May 31, 1996                                --                --            2,853

LIMITED TERM TAX-FREE FUND
A Shares
     Year Ended May 31, 1996                               N/A               N/A               --
B Shares
     Year Ended May 31, 1996                                --                --              N/A

TAX-FREE INCOME FUND
A Shares
     Year Ended May 31, 1996                         5,429,389            12,264               --
B Shares
     Year Ended May 31, 1996                                --                --            6,576

COLORADO TAX-FREE FUND
A Shares
     Year Ended May 31, 1996                         2,889,945             7,135               --
B Shares
     Year Ended May 31, 1996                                --                --           12,557

                                     -B12-

                                                         Sales          Retained            CDSL
                                                        Charges          Amount             Paid
                                                        -------          ------             ----
MINNESOTA TAX-FREE FUND
A Shares
     Year Ended May 31, 1996                         4,598,204            12,506               --
B Shares
     Year Ended May 31, 1996                                --                --            8,412

INCOME EQUITY FUND
A Shares
     Year Ended May 31, 1996                            10,996             1,088               --
B Shares
     Year Ended May 31, 1996                                --                --              570

VALUGROWTH STOCK FUND
A Shares
     Year Ended May 31, 1996                         1,162,647             4,628               --
B Shares
     Year Ended May 31, 1996                                --                --           12,911

DIVERSIFIED EQUITY FUND
A Shares
     Year Ended May 31, 1996                            50,658                15               --
B Shares
     Year Ended May 31, 1996                                --                --                0

GROWTH EQUITY FUND
A Shares
     Year Ended May 31, 1996                            26,825                 7               --
B Shares
     Year Ended May 31, 1996                                --                --                0

SMALL COMPANY STOCK FUND
A Shares
     Year Ended May 31, 1996                         1,309,565             5,153            2,972
B Shares
     Year Ended May 31, 1996                                --                --               --

CONTRARIAN STOCK FUND
A Shares
     Year Ended May 31, 1996                           103,499               425               --
B Shares
     Year Ended May 31, 1996                                --                --            1,432

INTERNATIONAL FUND
     Year Ended May 31, 1996                               269                30               --
B Shares
     Year Ended May 31, 1996                                --                --              213


                                     -B13-

TABLE 5 - ACCOUNTING FEES

The following table shows the dollar amount of fees payable to FFC for its accounting services with respect to each Fund, the amount of fee that was waived by FFC, if any, and the actual fee received by FFC. The table also shows similar information with respect to International Portfolio. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

                                                          Fee              Fee               Fee
                                                        Payable          Waived           Retained
                                                        -------          ------           --------
CASH INVESTMENT FUND
     Year Ended May 31, 1996                            49,000                 0           49,000
     Year Ended May 31, 1995                            36,000                 0           36,000
     Year Ended May 31, 1994                            47,000                 0           47,000

U.S. GOVERNMENT FUND
     Year Ended May 31, 1996                            46,000                 0           46,000
     Year Ended May 31, 1995                            36,000                 0           36,000
     Year Ended May 31, 1994                            36,000                 0           36,000

TREASURY FUND
     Year Ended May 31, 1996                            43,500                 0           43,500
     Year Ended May 31, 1995                            36,000                 0           36,000
     Year Ended May 31, 1994                            36,000                 0           36,000

READY CASH INVESTMENT FUND
     Year Ended May 31, 1996                            63,000                 0           63,000
     Year Ended May 31, 1995                            48,000                 0           48,000
     Year Ended May 31, 1994                            41,000                 0           41,000

MUNICIPAL MONEY MARKET FUND
     Year Ended May 31, 1996                            72,500                 0           72,500
     Year Ended May 31, 1995                            60,000                 0           60,000
     Year Ended May 31, 1994                            60,000                 0           60,000

STABLE INCOME FUND
     Year Ended May 31, 1996                            37,452             7,136           30,316
     Year Ended October 31, 1995                        51,700                 0           51,700

INTERMEDIATE GOVERNMENT INCOME FUND
     Year Ended May 31, 1996                            29,452             5,322           24,130
     Year Ended October 31, 1995                        52,700                 0           52,700

DIVERSIFIED BOND FUND
     Year Ended May 31, 1996                            29,500             5,561           23,939
     Year Ended October 31, 1995                        46,700                 0           36,700

INCOME FUND
     Year Ended May 31, 1996                            79,500                 0           79,500
     Year Ended May 31, 1995                            64,000                 0           64,000
     Year Ended May 31, 1994                            63,000                 0           63,000

                                     -B14-

                                                          Fee              Fee               Fee
                                                        Payable          Waived           Retained
                                                        -------          ------           --------
TOTAL RETURN BOND FUND
     Year Ended May 31, 1996                            57,500                 0           57,500
     Year Ended May 31, 1995                            50,000                 0           50,000
     Year Ended May 31, 1994                            23,500            23,500                0

LIMITED TERM TAX-FREE FUND
     Year Ended May 31, 1996                               N/A               N/A              N/A

TAX-FREE INCOME FUND
     Year Ended May 31, 1996                            66,000                 0           66,000
     Year Ended May 31, 1995                            62,000                 0           62,000
     Year Ended May 31, 1994                            65,100                 0           65,100

COLORADO TAX-FREE FUND
     Year Ended May 31, 1996                            60,000                 0           60,000
     Year Ended May 31, 1995                            55,000                 0           55,000
     Year Ended May 31, 1994                            50,000            50,000                0

MINNESOTA TAX-FREE FUND
     Year Ended May 31, 1996                            56,000                 0           56,000
     Year Ended May 31, 1995                            55,300                 0           55,300
     Year Ended May 31, 1994                            54,000                 0           54,000

CONSERVATIVE BALANCED FUND
     Year Ended May 31, 1996                            32,500             6,054           26,446
     Year Ended October 31, 1995                        54,266                 0           54,266

MODERATE BALANCED FUND
     Year Ended May 31, 1996                            36,000             7,104           28,896
     Year Ended October 31, 1995                        52,266                 0           52,266

GROWTH BALANCED FUND
     Year Ended May 31, 1996                            34,000             6,591           27,409
     Year Ended October 31, 1995                        50,833                 0           50,833

INCOME EQUITY FUND
     Year Ended May 31, 1996                            22,935             4,293           18,642
     Year Ended October 31, 1995                        34,700                 0           34,700

VALUGROWTH STOCK FUND
     Year Ended May 31, 1996                            57,500                 0           57,500
     Year Ended May 31, 1995                            48,500                 0           48,500
     Year Ended October 31, 1995                        53,000                 0           53,000

INDEX FUND
     Year Ended May 31, 1996                            30,500             5,659           24,841
     Year Ended October 31, 1995                        46,266                 0           46,266

DIVERSIFIED EQUITY FUND
     Year Ended May 31, 1996                            30,306             6,216           24,090
     Year Ended October 31, 1995                        34,700                 0           34,700

                                     -B15-

                                                          Fee              Fee               Fee
                                                        Payable          Waived           Retained
                                                        -------          ------           --------
GROWTH EQUITY FUND
     Year Ended May 31, 1996                            30,306             6,216           24,090
     Year Ended October 31, 1995                        34,700                 0           34,700

LARGE COMPANY GROWTH FUND
     Year Ended May 31, 1996                            21,000             3,755           17,245
     Year Ended October 31, 1995                        34,700                 0           34,700

SMALL COMPANY STOCK FUND
     Year Ended May 31, 1996                            60,500                 0           60,500
     Year Ended May 31, 1995                            51,000                 0           51,000
     Year Ended May 31, 1994                            22,500            22,500                0

SMALL COMPANY GROWTH FUND
     Year Ended May 31, 1996                            30,000             5,759           24,241
     Year Ended October 31, 1995                        36,700                 0           36,700

CONTRARIAN STOCK FUND
     Year Ended May 31, 1996                            52,000                 0           52,000
     Year Ended May 31, 1995                            50,000                 0           50,000
     Year Ended May 31, 1994                            22,500            22,500                0

INTERNATIONAL FUND
     Year Ended May 31, 1996                            23,000             3,952           19,048
     Year Ended October 31, 1995                        51,766            39,766           12,000

INTERNATIONAL PORTFOLIO
     Year Ended May 31, 1996                            50,500             8,500           42,000
     Year Ended October 31, 1995                        77,967             8,567           69,400


                                     -B16-

TABLE 6 - COMMISSIONS

The following table shows the aggregate brokerage commissions with respect to each Fund that incurred brokerage costs. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

                                                                       AGGREGATE
                                                                   COMMISSIONS PAID

DIVERSIFIED BOND FUND
     Year Ended May 31, 1996                                               5,261
     Year Ended October 31, 1995                                           1,750

CONSERVATIVE BALANCED FUND
     Year Ended May 31, 1996                                               8,406
     Year Ended October 31, 1995                                           9,298

MODERATE BALANCED FUND
     Year Ended May 31, 1996                                              54,332
     Year Ended October 31, 1995                                          57,931

GROWTH BALANCED FUND
     Year Ended May 31, 1996                                              69,732
     Year Ended October 31, 1995                                          66,361

INCOME EQUITY FUND
     Year Ended May 31, 1996                                              52,904
     Year Ended October 31, 1995                                          25,321

INDEX FUND
     Year Ended May 31, 1996                                             121,170
     Year Ended October 31, 1995                                         107,321

VALUGROWTH STOCK FUND
     Year Ended May 31, 1996                                             436,274
     Year Ended May 31, 1995                                             485,176
     Year Ended May 31, 1994                                             553,049

DIVERSIFIED EQUITY FUND
     Year Ended May 31, 1996                                             175,648
     Year Ended October 31, 1995                                         180,093

GROWTH EQUITY FUND
     Year Ended May 31, 1996                                             127,666
     Year Ended October 31, 1995                                         115,993

LARGE COMPANY GROWTH FUND
     Year Ended May 31, 1996                                              42,229
     Year Ended October 31, 1995                                          60,264

                                     -B17-

                                                                       AGGREGATE
                                                                   COMMISSIONS PAID
SMALL COMPANY STOCK FUND
     Year Ended May 31, 1996                                             208,021
     Year Ended May 31, 1995                                              67,471
     Year Ended May 31, 1994                                              10,127

SMALL COMPANY GROWTH FUND
     Year Ended May 31, 1996                                             785,875
     Year Ended October 31, 1995                                         600,341

CONTRARIAN STOCK FUND
     Year Ended May 31, 1996                                              52,162
     Year Ended May 31, 1995                                              43,397
     Year Ended May 31, 1994                                               9,311

INTERNATIONAL FUND*
     Year Ended May 31, 1996                                             188,849
     Year Ended October 31, 1995                                         348,358

* Reflects commission paid by International Portfolio; International Fund paid no commissions directly during either year.

                                     -B18-

TABLE 7 - 5% SHAREHOLDERS

The following table lists the persons who owned of record 5% or more of the outstanding shares of a class of shares of a Fund as of May 1997, as well as their percentage holding of all shares of the Fund. All percentages are rounded off to the nearest one percent. Certain persons own shares of the Funds of record only, including Alpine & Co., BHC Securities, Inc., EMSEG & Co., First Stock Co., Norwest Bank Minnesota, N.A. and Stout & Co.

                                                                             SHARE               % OF         % OF
                                   NAME AND ADDRESS                         BALANCE              CLASS        FUND
                                   ----------------                       -------------          -----      --------
CASH INVESTMENT FUND               Norwest Bank Minnesota NA               232,972,631.500       11.166%     11.166%
                                   Collective Trust Funds
                                     Clearing Account
                                   733 Marquette Avenue 4th Floor
                                   Minneapolis, MN 55479-0050

                                   Norwest Investment Services           1,631,937,513.720       78.220%     78.220%
                                   c/o Greg Wraalstad
                                   608 2nd Avenue South
                                   8th Floor MS 0162
                                   Minneapolis  MN 55479-0162
READY CASH INVESTMENT FUND
     Investor Shares               BHC Securities, Inc.                    190,326,428.770       33.905%     10.570%
                                   One Commerce Square
                                   2005 Market Street
                                   Philadelphia PA 19103-3212

                                   Norwest Investment Services             358,876,573.770       63.930%     19.931%
                                   c/o Greg Warrlstad
                                   608 2nd Avenue South
                                   8th Floor, MS 0162
                                   Minneapolis  MN 55479-0162
     Institutional Shares          Norwest Bank Minnesota NA AMS           271,456,847.024       21.917%     15.076%
                                   VP4600301
                                   Attn: Cash Sweep Processing
                                   733 Marquette Avenue 4th Floor
                                   Minneapolis, MN 55479-0050

                                   Norwest Bank Minnesota NA AMS
                                   VP460500022                             610,356,675.500       49.279%     33.898%
                                   Attn: Cash Sweep Processing
                                   733 Marquette Avenue 4th Floor
                                   Minneapolis, MN 55479-0050

                                   Norwest Bank Minnesota NA AMS
                                   VP4500030
                                   Attn: Cash Sweep Processing              94,510,122.000        7.630%      5.248%
                                   733 Marquette Avenue 4th Floor
                                   Minneapolis, MN 55479-0050

                                   Alpine & Co

                                     -B19-

                                   Non Discretionary
                                   1740 Broadway MS 8751
                                   Denver, CO 80274                        106,021,035.290        8.559%      5.888%




     Exchange Shares               Stephen P. Arkulary                          89,170.870       14.112%     0.0004%
                                   and Helen M. Doane
                                   Jt. Ten  711266
                                   595 W. Wabasha Street
                                   Duluth  MN  55803

                                   Norwest Bank Minnesota                      438,636.600       69.417%     0.0243%
                                   Cust. for IRA Account of
                                   Dennis M. Dougherty
                                   RD 1, Box 1444
                                   East Stroudsburg  PA  18301

                                   BHC Securities Inc.                          57,559.460        9.109%     0.0031%
                                   One Commerce Square
                                   2005 Market Street
                                   Philadelphia  PA  19103-3212

U.S. GOVERNMENT FUND               Alpine & Co                             166,894,993.810        9.592%      9.592%
                                   Non-Discretionary
                                   1740 Broadway MS 8751
                                   Denver, CO 80274

                                   Norwest Bank Minnesota NA AMS         1,311,407,849.360       75.377%     75.377%
                                   Collective Trust Funds
                                     Clearing Account
                                   733 Marquette Avenue 4th Floor
                                   Minneapolis, MN 55479-0050

                                   Norwest Investment Services
                                   c/o Greg Wraalstad                      326,370,481.810       18.759%     18.759%
                                   608 2nd Avenu South
                                   8th Floor -- MS 0162
                                   Minneapolis  MN  55479-0162

TREASURY FUND                      Alpine & Co.                             85,502,626.510        8.311%      8.311%
                                   Discretionary
                                   1740 Broadway MS 8751
                                   Denver, CO 80274

                                   Norwest Bank Minnesota NA AMS           525,518,273.310       51.085%     51.085%
                                   Collective Trust Funds
                                     Clearing Account
                                   733 Marquette Avenue 4th Floor
                                   Minneapolis, MN 55479-0050

                                   Norwest Bank Colorado Springs
                                   Attn: Jan Peto                           62,598,435.560        6.085%      6.085%
                                   P.O. Box 400
                                   Colorado Springs, CO 80901

                                     -B20-

                                   Norwest Investment Services
                                   c/o Greg Wraalstad                      236,266,678.130       22.967%     22.967%
                                   608 2nd Avenu South
                                   8th Floor -- MS 0162
                                   Minneapolis  MN  55479-0162

MUNICIPAL MONEY MARKET FUND
     Investor Shares               BHC Securities, Inc.                     11,856,549.960       22.548%      1.847%
                                   Attn: Cash Sweeps
                                   One Commerce Square
                                   2005 Market Street
                                   Philadelphia PA 19103-3212

                                   Norwest Investment Services              39,468,399.560       75.060%      6.148%
                                   c/o Greg Wraalstad
                                   608 2nd Avenu South                                                 %           %
                                   8th Floor  MS - 0162

     Institutional Shares          Norwest Bank Minnesota NA AMS           183,035,857.010       31.064%     28.519%
                                   Collective Trust Funds
                                      Clearing Account
                                   733 Marquette Avenue 4th Floor
                                   Minneapolis, MN 55479-0050

                                   Norwest Bank Minnesota NA
                                   VP4620002                               218,179,174.990       37.028%     33.994%
                                   Attn: Cash Sweep Processing
                                   733 Marquette Avenue 4th Floor
                                   Minneapolis, MN 55479-0050

                                   Finaba
                                   Non Discretionary Cash Account           45,723,443.990        7.760%      7.124%
                                   Attn: Jon Rutter
                                   1314 Avenue K
                                   Lubbock  TX  79401

                                   Norwest Investment Services
                                   c/o Greg Wraalstad                       95,761,229.530       16.252%     14.920%
                                   608 2nd Avenue South
                                   8th Floor  MS - 0162
                                   Minneapolis  MN  55479-0162


                                     -B21-


STABLE INCOME FUND
     A Shares                      Ramsey Foundation                           136,738.146       11.138%     10.260%
                                   8100 34th Avenue South
                                   PO Box 1309
                                   Minneapolis, MN 55440-1309

                                   St. Paul Ramsey Medical Center              274,203.562       22.335%     20.575%
                                   6th Floor
                                   8100 34th Ave South
                                   PO Box 1309
                                   Minneapolis, MN 55440-1309

                                   Von Maur Investment Co                      116,567.861        9.495%      8.746%
                                   6565 Brady St.
                                   Davenport, IA 52806

                                   Aspen Medical Group, PA                      98,818.627        7.397%      7.415%
                                   1021 Bandana Blvd. E, Suite 200
                                   St. Paul, MN 55108

                                   Analysts International Corporation
                                   7615 Metro Blvd.                            216,969.473       17.673%     16.280%
                                   Minneapolis, MN 55439




     B Shares                      Fred P. Mattson                               7,979.911        7.597%      0.598%
                                   and Berry J. Matton
                                   P.O. Box 248
                                   Elmwood, WI 54740-0248

                                   BHC Securities, Inc.                          6,758.457        6.434%      0.507%
                                   FBO 52443692
                                   One Commerce Square
                                   2005 Market St. STE 1200
                                   Philadelphia, PA 19103

                                   BHC Securities, Inc.                          6,122.083        5.828%      0.459%
                                   FBO 52509602
                                   One Commerce Square
                                   2005 Market St. STE 1200
                                   Philadelphia, PA 19103

                                   Norwest Investment Services, Inc.            11,773.862       11.209%      0.883%
                                   FBO 800059291                                                       %
                                   Northstar Building East - 8th Fl.
                                   618 Second Avenue - South
                                   Minneapolis  MN  55479-0162

                                   Janet R. Anderson
                                   TOD                                           6,183.057        5.886%      0.463%
                                   1874 Summit Avenue
                                   St. Paul  MN  55105

                                     -B22-

                                   Charles Anjad-Ali
                                   1305 Dayton Avenue                            8,420.307        8.016%      0.631%
                                   St. Paul  MN  55104




INTERMEDIATE GOVERNMENT INCOME
FUND
     A Shares                      BHC Securities, Inc.                        263,205.698       21.597%     12.660%
                                   One Commerce Square
                                   2005 Market Street
                                   Philadelphia  PA  19103-3212

                                   Ibrahim M. Almadani                         108,812.262        8.928%      5.195%
                                   and Salwa A. Aboulghaffar
                                   c/o Bernie Harkel
                                   10010 Regency Circle
                                   Omaha  NE  68114

INCOME FUND
     A Shares                      BHC Securities, Inc.                        172,137.075       30.515%      0.575%
                                   One Commerce Square
                                   2005 Market Street
                                   Philadelphia PA 19103-3212


TOTAL RETURN BOND FUND
     A Shares                      BHC Securities, Inc.                         59,085.463       18.060%      0.416%
                                   One Commerce Square
                                   2005 Market Street
                                   Philadelphia PA 19103-3212

                                   Norwest Wealthbuilder                       165,292.626       50.523%      1.165%
                                   Reinvest Account
                                   733 Marquette Avenue
                                   Minneapolis, MN 55479-0050

     I Shares                      Dentru & Co                               3,205,076.083
                                   Non-Discretionary Cash
                                   1740 Broadway Mail 8676
                                   Denver CO 80274

                                   Seret & Co.                               7,150,049.422
                                   Discretionary Reinvest
                                   1700 Broadway MS 0076
                                   Denver, CO 80274

LIMITED TERM TAX-FREE FUNDS
     Investor Shares               Victoria & Co.                              296,095.170        7.874%      7.874%
                                   Non-Discretionary Reinvest

                                     -B23-

                                   Trust Operations
                                   One O'Connor Plaza
                                   Victoria  TX  77901

                                   Victoria & Co. Special                      435,765.150       11.588%     11.588%
                                   Common Trust Fund
                                   Trust Operations
                                   One O'Connor Plaza
                                   Victoria  TX  77901
                                                                             2,697,945.102       71.747%     71.747%
                                   Norwest Limited Term
                                   Tax-Exempt Bond Fund
                                   PO Box 1450 NW 8477
                                   Minneapolis  MN  55480-8477
TAX-FREE INCOME FUND
     A Shares                      BHC Securities, Inc.                        410,978.560       14.641%      1.374%
                                   One Commerce Square
                                   2005 Market Street
                                   Philadelphia PA 19103-3212

     I Shares                      Dentru & Co                               6,897,542.824       26.155%     23.063%
                                   Non-Discretionary Cash
                                   1740 Broadway Mail 8676
                                   Denver CO 80274

                                   FINABA                                    1,579,783.465       26.155%      5.282%
                                   Discretionary Cash Acct.
                                   1314 Avenue K
                                   Lubbock, TX 79401

                                   Norwest Tax Exempt Bond Fund             14,714,203.086       55.797%     49.199%
                                   P.O. Box 1450 NW 8477
                                   Minneapolis, MN 55480-8477


COLORADO TAX-FREE FUND
     A Shares                      BHC Securities, Inc.                        252,004.510        9.273%      4.195%
                                   One Commerce Square
                                   2005 Market Street
                                   Philadelphia PA 19103-3212

                                   Walter Stonehocker and Roswitha             539,066.141       19.774%      8.973%
                                   Stonehocker
                                   15600 Holly
                                   Brighton, CO 80601

     B Shares                      Ronald T. Stecker and                        38,614.513        5.660%      0.642%
                                   Dorothy E. Stecker
                                   Jt Ten
                                   27 Eagle Drive
                                   Littleton  CO  80123
     I Shares                      Dentru & Co                                2534,093.903       97.468%     42.184%
                                   Non-Discretionary Cash
                                   1740 Broadway Mail 8676
                                   Denver CO 80274

                                     -B24-


MINNESOTA TAX-FREE FUND
     A Shares                      BHC Securities, Inc.                        397,738.332       16.441%      8.901%
                                   One Commerce Square
                                   2005 Market Street
                                   Philadelphia PA 19103-3212

     I Shares                      Norwest Bank Minnesota, NA                  171,712.754       17.196%      3.843%
                                   Agnt Madri Inc. Agency
                                   U/A/DT 5/14/96
                                   733 Marquette Avenue MS-0036
                                   Minneapolis,  MN 55479-0036


INCOME EQUITY FUND
     A Shares                      BHC Securities, Inc.                        478,613.759       36.954%     21.227%
                                   Trade House Acct.
                                   One Commerce Square
                                   2005 Market St.
                                   Philadelphia, PA 19103-3212


VALUGROWTH STOCK FUND
     A Shares                      BHC Securities, Inc.                        278,884.096       37.072%      3.402%
                                   One Commerce Square
                                   2005 Market Street
                                   Philadelphia PA 19103-3212

                                   Norwest Wealthbuilder                        42,559.160        5.657%      0.519%
                                   Reinvest Account
                                   733 Marquette Avenue
                                   Minneapolis  MN  55479-0040


DIVERSIFIED EQUITY FUND
     A Shares                      BHC Securities, Inc.                        329,190.800       50.024%     21.520%
                                   One Commerce Square
                                   2005 Market Street
                                   Philadelphia  PA  19103-3212

GROWTH EQUITY FUND
     A Shares                      BHC Securities, Inc.                        116,402.090       27.723%     17.267%
                                   One Commerce Square
                                   2005 Market Street
                                   Philadelphia  PA  19103-3212

                                   Norwest Wealthbuilder                       171,390.554       40.820%     25.424%
                                   Reinvest Account
                                   733 Marquette Avenue
                                   Minneapolis  MN  55479-0040

                                     -B25-

SMALL COMPANY STOCK FUND
     A Shares                      Norwest Wealthbuilder                       115,727.168       22.352%      0.937%
                                   Reinvest Account
                                   733 Marquette Avenue
                                   Minneapolis, MN 55479-0040

                                   BHC Securities, Inc.                        188,110.701       36.333%      1.524%
                                   One Commerce Square
                                   2005 Market Street Suite 1200
                                   Philadelphia PA 19103

     B Shares                      BHC Securities, Inc.                         28,973.933        7.749%      0.234%
                                   FAO 52711393
                                   One Commerce Square
                                   2005 Market Street
                                   Philadelphia PA 19103-3212

     I Shares                      Dentru & Co                               2,222,356.042        6.814%     18.010%
                                   Non-Discretionary Cash
                                   1740 Broadway Mail 8676
                                   Denver CO 80274

                                   Norwest Bank Minnesota                      779,625.000        6.814%      6.318%
                                   Cust Norwest Foundation - NIM
                                   A/C 12928201
                                   PO Box 1450 NW 0477
                                   Minneapolis  MN  55480-8477
                                                                                                       %           %

SMALL CAP OPPORTUNITIES FUND
     A Shares                      Richard M. Leach                              1,180.781        5.583%       4.109
                                   and Peter W. Nash
                                   Trst The Edward Sturgis Trust
                                   U/A DTD 3/10/72
                                   2 Portland Square
                                   Portland  ME  04101

                                   BHC Securities, Inc.                          2,876.045       13.599%     10.009%
                                   Trade House Act
                                   Attn: Mutual Fd Dept.
                                   One Commerce Square
                                   2505 Market Street
                                   Philadelphia  PA  19103

                                   Norwest Investment                            2,619.172       12.385%      9.115%
                                     Services, Inc.
                                   FBO 7022167001
                                   Northstar Building East - 8th Fl.
                                   608 Second Avenue  South
                                   Minneapolis  MN  55479-0162
                                   Norwest Investment                            8,355.091       39.508%     29.079%
                                      Services, Inc.
                                   FBO 101482111

                                     -B26-

                                   Northstar Building East - 8th Fl.
                                   608 Second Avenue  South
                                   Minneapolis  MN  55479-0162
     B Shares                      Tom S. Haupin                                   577.156        7.609%      2.008%
                                   1667 Oriole Drive
                                   Galesburg  IL  61401

                                   Norwest Investment                              582.244        7.676%      2.026%
                                      Services, Inc.
                                   FBO 701984451
                                   Northstar Building East - 8th Fl.
                                   608 Second Avenue  South
                                   Minneapolis  MN  55479-0162

                                   Norwest Investment                            2,418.821       31.891%      8.418%
                                      Services, Inc.
                                   FBO 701942871
                                   Northstar Building East - 8th Fl.
                                   608 Second Avenue  South
                                   Minneapolis  MN  55479-0162

                                   BHC Securities, Inc.                          1,728.180       22.785%      6.014%
                                   FAO 51729488
                                   Attn: Mutual Funds Dept.
                                   One Commerce Square
                                   2005 Market Street, Suite 1200
                                   Philadelphia  PA  19103

CONTRARIAN STOCK FUND
     A Shares                      BHC Securities, Inc.                          3,792.159       65.390%      0.341%
                                   One Commerce Square
                                   2005 Market Street Suite 1200
                                   Philadelphia PA 19103

                                   Richard and Ramute Bell                       1,146.308       19.766%      0.103%
                                   Richard & Ramute Bell Consvtrs
                                   Consv Jody Kay Bell
                                   726367
                                   Norfolk  NE  68701

                                   Marcia Mattson                                  630.481       10.354%      0.056%
                                   2039 Virginia Lane
                                   Grafton  WI  53024

     B Shares                      Lynda J. Best                                 1,279.541       72.464%      0.115%
                                   3270 Jay Avenue
                                   Bravton IA  50042

                                   Norwest Investment                              427.163       24.191%      0.038%
                                      Services, Inc.
                                   FBO 702022391
                                   Northstar Building East - 8th Fl.
                                   608 Second Avenue  South
                                   Minneapolis  MN  55479-0162

                                     -B27-

     I Shares                      Dentru & Co                                 442,129.284       40.118%     39.844%
                                   Non-Discretionary Cash
                                   1740 Broadway Mail 8676
                                   Denver CO 80274

                                   Seret & Co.                                 435,626.799       39.528%     39.258%
                                   Discretionary Reinvest
                                   1740 Broadway MS 8751
                                   Denver, CO 80274

INTERNATIONAL  FUND
     A Shares                      Norwest Wealthbuilder                        35,880.846       37.965%     21.107%
                                   Reinvest Account
                                   733 Marquette Avenue
                                   Minneapolis, MN 55479-0040

                                   BHC Securities, Inc.                         29,438.561       31.140%     17.317%
                                   One Commerce Square
                                   2005 Market Street Suite 1200
                                   Philadelphia PA 19103
     B Shares                      BHC Securities, Inc.                          7,722.102       10.230%      4.542%
                                   FAO 43268824
                                   One Commerce Square
                                   2005 Market Street Suite 1200
                                   Philadelphia PA 19103

                                   David A. Struvk                               4,764.293        6.311%      2.802%
                                   1941 Crestview Circle
                                   Ewcelsior MN  55331


                                     -B28-

                          APPENDIX C - PERFORMANCE DATA

TABLE 1 - MONEY MARKET FUND YIELDS

As of November 30, 1996, the SEVEN DAY yield, SEVEN DAY effective yield and, for Municipal Money Market Fund, the SEVEN DAY tax equivalent yield, of each class of the Money Market Funds was as follows. For the tax-equivalent yield quotations, the assumed Federal income tax rate is 39.6%.

                                                               Effective      Tax-Equivalent       Tax-Equivalent
                                               Yield             Yield             Yield           Effective Yield
                                               -----             -----             -----           ---------------

CASH INVESTMENT FUND                           5.06%             5.19%              N/A                  N/A

READY CASH INVESTMENT FUND
     Investor Shares                           4.76%             4.87%              N/A                  N/A
     Institutional Shares                     5.0978%            5.23%              N/A                  N/A
     Exchange Shares                           5.10%             5.23%              N/A                  N/A

U.S. GOVERNMENT FUND                           4.97%             5.09%              N/A                  N/A

TREASURY FUND                                  4.78%             4.89%              N/A                  N/A

MUNICIPAL MONEY MARKET FUND
     Investor Shares                           3.06%             3.10%             5.07%                5.13%
     Institutional Shares                      3.26%             3.31%             5.40%                5.48%


TABLE 2 - YIELDS

For the 30-day period ended November 30, 1996 the annualized yield and, where applicable, the tax equivalent yield of each class of the Fixed Income Funds balanced Funds and Equity Funds was as follows. For the tax-equivalent yield quotations, the assumed Federal income tax rate is 39.6%. In addition, for the tax-equivalent yields of the Colorado and Minnesota Tax-Free Funds, the assumed Colorado and Minnesota income tax rates are 5% and 8.5%, respectively. Limited Term Tax-Free Fund had not commenced operations as of November 30, 1996.

                                                                                       Tax Equivalent
                                                                          Yield             Yield
                                                                          -----             -----
STABLE INCOME FUND
     A Shares                                                              6.06%              N/A
     B Shares                                                              4.91%              N/A
     I Shares                                                              5.66%              N/A

INTERMEDIATE GOVERNMENT INCOME FUND
     A Shares                                                              5.46%              N/A
     B Shares                                                              4.93%              N/A
     I Shares                                                              5.67%              N/A

DIVERSIFIED BOND FUND
     A Shares                                                               N/A               N/A
     B Shares                                                               N/A               N/A
     I Shares                                                              5.86%              N/A


                                                                                       Tax Equivalent
                                                                          Yield             Yield
                                                                          -----             -----
INCOME FUND
     A Shares                                                              5.68%              N/A
     B Shares                                                              5.13%              N/A
     I Shares                                                              5.87%              N/A

TOTAL RETURN BOND FUND
     A Shares                                                              5.21%              N/A
     B Shares                                                              4.62%              N/A
     I Shares                                                              5.38%              N/A

LIMITED TERM TAX-FREE FUND
     A Shares                                                               N/A               N/A
     B Shares                                                               N/A               N/A
     I Shares                                                               N/A               N/A

TAX-FREE INCOME FUND
     A Shares                                                              4.95%             8.20%
     B Shares                                                              4.37%             8.00%
     I Shares                                                              5.12%             9.25%

COLORADO TAX-FREE FUND
     A Shares                                                              5.42%             9.45%
     B Shares                                                              4.88%             8.19%
     I Shares                                                              5.64%             9.82%

MINNESOTA TAX-FREE FUND
     A Shares                                                              4.73%             8.55%
     B Shares                                                              4.14%             7.11%
     I Shares                                                              4.88%             8.83%

CONSERVATIVE BALANCED FUND
     I Shares                                                               N/A               N/A

MODERATE BALANCED FUND
     I Shares                                                               N/A               N/A

GROWTH BALANCED FUND
     I Shares                                                               N/A               N/A

DIVERSIFIED EQUITY FUND
     A Shares                                                               N/A               N/A
     B Shares                                                               N/A               N/A
     I Shares                                                               N/A               N/A

GROWTH EQUITY FUND
     A Shares                                                               N/A               N/A
     B Shares                                                               N/A               N/A
     I Shares                                                               N/A               N/A

INDEX FUND
     I Shares                                                               N/A               N/A

                                     -C2-

                                                                                       Tax Equivalent
                                                                          Yield             Yield
                                                                          -----             -----
VALUGROWTH STOCK FUND
     A Shares                                                               N/A               N/A
     B Shares                                                               N/A               N/A
     I Shares                                                               N/A               N/A

INCOME EQUITY FUND
     A Shares                                                               N/A               N/A
     B Shares                                                               N/A               N/A
     I Shares                                                               N/A               N/A

LARGE COMPANY GROWTH FUND
     I Shares                                                               N/A               N/A

SMALL COMPANY STOCK FUND
     A Shares                                                               N/A               N/A
     B Shares                                                               N/A               N/A
     I Shares                                                               N/A               N/A

SMALL COMPANY GROWTH FUND
     I Shares                                                               N/A               N/A

CONTRARIAN STOCK FUND
     A Shares                                                               N/A               N/A
     B Shares                                                               N/A               N/A
     I Shares                                                               N/A               N/A

INTERNATIONAL FUND
     A Shares                                                               N/A               N/A
     B Shares                                                               N/A               N/A
     I Shares                                                               N/A               N/A

SMALL CAP OPPORTUNITIES FUND
     A Shares                                                              N/A                N/A
     B Shares                                                              N/A                N/A
     I Shares                                                              N/A                N/A


TABLE 3 - TOTAL RETURNS

The average annual total return of each class of each Fixed Income and Equity Fund for the periods ended November 30, 1996 was as follows. The actual dates of the commencement of each Fund's operations, or the commencement of the offering of each class' shares, is listed in the Fund's financial statements. The performance of the Funds marked with an asterisk (*) includes the performance of a collective investment fund prior to its conversion into the Fund. See "Performance and Advertising Data - Multiclass, Collective Trust Fund and Core-Gateway Performance."

                                                                                                          Since
                                                        One Year        Five Years         Ten Years    Inception
                                                        --------        ----------         ---------    ---------
STABLE INCOME FUND
     A Shares                                             4.28%             N/A               N/A         5.92%
     B Shares                                              N/A              N/A               N/A         3.27%
     I Shares                                             5.83%             N/A               N/A         6.70%

                                     -C3-

                                                                                                          Since
                                                        One Year        Five Years         Ten Years    Inception
                                                        --------        ----------         ---------    ---------
INTERMEDIATE GOVERNMENT INCOME FUND*
     A Shares                                             1.42%            4.91%             6.60%         N/A
     B Shares                                             3.00%             N/A               N/A         3.00%
     I Shares                                             5.38%            5.72%             7.01%         N/A

DIVERSIFIED BOND FUND*
     A Shares                                              N/A              N/A               N/A          N/A
     B Shares                                              N/A              N/A               N/A          N/A
     I Shares                                             5.13%            5.87%             7.03%         N/A

INCOME FUND
     A Shares                                             0.68%            5.59%              N/A         7.68%
     B Shares                                             1.73%             N/A               N/A         2.92%
     I Shares                                             4.59%            6.40%              N/A         8.10%

TOTAL RETURN BOND FUND
     A Shares                                             1.32%             N/A               N/A         4.36%
     B Shares                                             2.57%             N/A               N/A         4.41%
     I Shares                                             5.25%             N/A               N/A         5.79%

LIMITED TERM TAX-FREE FUND
     A Shares                                              N/A              N/A               N/A          N/A
     B Shares                                              N/A              N/A               N/A          N/A
     I Shares                                              N/A              N/A               N/A        37.45%

TAX-FREE INCOME FUND
     A Shares                                             2.36%            5.96%              N/A         6.27%
     B Shares                                             3.53%             N/A               N/A         4.63%
     I Shares                                             6.33%            6.79%              N/A         6.83%

COLORADO TAX-FREE FUND
     A Shares                                             2.22%             N/A               N/A         4.95%
     B Shares                                             3.33%             N/A               N/A         4.72%
     I Shares                                             6.13%             N/A               N/A         6.10%

MINNESOTA TAX-FREE FUND
     A Shares                                             1.46%            6.04%              N/A         6.51%
     B Shares                                             2.66%             N/A               N/A         4.35%
     I Shares                                             5.46%            6.86%              N/A         6.97%

CONSERVATIVE BALANCED FUND
     I Shares                                             9.49%            8.28%              N/A         9.13%

MODERATE BALANCED FUND
     I Shares                                            11.80%            9.85%              N/A        10.68%

GROWTH BALANCED FUND
     I Shares                                            16.36%           12.25%              N/A        12.36%

INCOME EQUITY FUND

     A Shares                                            19.84%           16.39%              N/A        15.61%
     B Shares                                              N/A              N/A               N/A        19.75%
     I Shares                                            25.51%           17.48%              N/A        16.31%

                                     -C4-

                                                                                                          Since
                                                        One Year        Five Years         Ten Years    Inception
                                                        --------        ----------         ---------    ---------
INDEX FUND*
     A Shares                                              N/A              N/A               N/A          N/A
     B Shares                                              N/A              N/A               N/A          N/A
     I Shares                                            27.25%           17.56%              N/A        13.69%

VALUGROWTH STOCK FUND
     A Shares                                            16.53%           12.70%              N/A        12.69%
     B Shares                                            18.03%             N/A               N/A        12.55%
     I Shares                                            21.98%           13.71%              N/A        13.25%

DIVERSIFIED EQUITY FUND*
     A Shares                                            17.26%           15.01%              N/A        15.70%
     B Shares                                              N/A              N/A               N/A          N/A
     I Shares                                            22.78%           16.07%              N/A        16.37%

GROWTH EQUITY FUND*
     A Shares                                            13.13%           14.43%              N/A        15.31%
     B Shares                                              N/A              N/A               N/A         7.34%
     I Shares                                            18.48%           15.48%              N/A        16.01%

LARGE COMPANY GROWTH FUND*
     A Shares                                              N/A              N/A               N/A          N/A
     B Shares                                              N/A              N/A               N/A          N/A
     I Shares                                            22.83%           13.46%            13.92%         N/A

SMALL COMPANY STOCK FUND
     A Shares                                            16.64%             N/A               N/A        13.17%
     B Shares                                            18.09%             N/A               N/A        13.28%
     I Shares                                            22.12%             N/A               N/A        14.81%

SMALL COMPANY GROWTH FUND*
     I Shares                                            17.57%           20.71%            19.40%         N/A

CONTRARIAN STOCK FUND
     A Shares                                            (1.66%)            N/A               N/A         4.59%
     B Shares                                            (0.89%)            N/A               N/A         4.56%
     I Shares                                             2.94%             N/A               N/A         6.26%

INTERNATIONAL FUND*
     A Shares                                             8.27%             N/A               N/A        10.89%
     B Shares                                             9.45%             N/A               N/A        11.52%
     I Shares                                            13.34%             N/A               N/A         8.78%

SMALL CAP OPPORTUNITIES FUND
     A Shares                                            20.99%             N/A               N/A        23.42%
     B Shares                                              N/A              N/A               N/A        21.54%
     I Shares                                            26.76%             N/A               N/A        25.16%

                                     -C5-